Exhibit 10.1

SG MORTGAGE SECURITIES, LLC

Depositor

WELLS FARGO BANK, N.A.

Servicer

WELLS FARGO BANK, N.A.

Custodian

WELLS FARGO BANK, N.A.

Master Servicer and Securities Administrator

HSBC BANK USA, NATIONAL ASSOCIATION

Trustee

POOLING AND SERVICING AGREEMENT

Dated as of March 24, 2006

SG Mortgage Securities Trust 2006-FRE1

Asset Backed Certificates, Series 2006-FRE1

		Page
ARTICLE I DEFINITIONS
Section 1.01	Defined Terms	3

Section 1.02	Allocation of Certain Interest Shortfalls	58

	ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01	Conveyance of the Mortgage Loans	59

Section 2.02	Acceptance by Trustee	62

Section 2.03	Repurchase or Substitution of Mortgage Loans	63

Section 2.04	Representations and Warranties of the Master Servicer	66

Section 2.05	Representations, Warranties and Covenants of the Servicer	67

Section 2.06	Issuance of Certificates	70

Section 2.07	Issuance of the REMIC I Regular Interests and the Class R-I Interest; Conveyance of the REMIC I Regular Interests and Acceptance of REMIC II by the Trustee	70

Section 2.08	Negative Covenants of the Trustee, the Servicer and the Master Servicer	70

Section 2.09	Establishment of the Trust	71

Section 2.10	[Reserved]	71

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS; ACCOUNTS

Section 3.01	Servicer to Act as Servicer	71

Section 3.02	Sub-Servicing Agreements Between the Servicer and Sub-Servicers	73

Section 3.03	Successor Sub-Servicers	74

Section 3.04	No Contractual Relationship Between Sub-Servicer, Trustee or the Certificateholders	74

Section 3.05	Assumption or Termination of Sub-Servicing Agreement by Successor Servicer	74

Section 3.06	Collection of Certain Mortgage Loan Payments	75

Section 3.07	Collection of Taxes, Assessments and Similar Items; Servicing Accounts	75

Section 3.08	Collection Account and Distribution Account	76

Section 3.09	Withdrawals from the Collection Account and Distribution Account	78

i	Pooling and Servicing Agreement

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ii	Pooling and Servicing Agreement

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iii	Pooling and Servicing Agreement

(continued)

iv	Pooling and Servicing Agreement

(continued)

v	Pooling and Servicing Agreement

EXHIBITS

Exhibit A-1	Form of Class A-1A Certificates
Exhibit A-2	Form of Class A-1B Certificates
Exhibit A-3	Form of Class A-2A Certificates
Exhibit A-4	Form of Class A-2B Certificates
Exhibit A-5	Form of Class A-2C Certificates
Exhibit A-6	Form of Class M-1 Certificates
Exhibit A-7	Form of Class M-2 Certificates
Exhibit A-8	Form of Class M-3 Certificates
Exhibit A-9	Form of Class M-4 Certificates
Exhibit A-10	Form of Class M-5 Certificates
Exhibit A-11	Form of Class M-6 Certificates
Exhibit A-12	Form of Class M-7 Certificates
Exhibit A-13	Form of Class M-8 Certificates
Exhibit A-14	Form of Class M-9 Certificates
Exhibit A-15	Form of Class M-10 Certificates
Exhibit A-16	Form of Class M-11 Certificates
Exhibit A-17	Form of Class M-12 Certificates
Exhibit A-18	Form of Class CE Certificates
Exhibit A-19	Form of Class P Certificates
Exhibit A-20	Form of Class R-I Certificates
Exhibit B	[Reserved]
Exhibit C	[Reserved]
Exhibit D	Mortgage Loan Schedule
Exhibit E	Request for Release
Exhibit F-1	Form of Custodian’s Initial Certification
Exhibit F-2	Form of Custodian’s Final Certification
Exhibit F-3	Form of Receipt of Mortgage Note
Exhibit G	[Reserved]
Exhibit H	Form of Lost Note Affidavit
Exhibit I	[Reserved]
Exhibit J	Form of Investment Letter
Exhibit K	Form of Residual Certificates Transfer Affidavit
Exhibit L	Form of Transferor Certificate
Exhibit M	[Reserved]
Exhibit N	Form of ERISA Representation Letter
Exhibit O-1	Form of Transfer Certificate for Transfer from Restricted Global Security to Regulation S Global Security pursuant to Section 6.02(d)(iii)(B)
Exhibit O-2	Form of Transfer Certificate for Transfer from Regulation S Global Security to Restricted Global Security pursuant to Section 6.02(d)(iii)(C)
Exhibit P	Servicing Criteria
Exhibit Q-1	Form of Delinquency Report
Exhibit Q-2	Form of Remittance Advice
Exhibit Q-3	Form of Realized Loss Report
Exhibit R	Additional Form 10-D Disclosure

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Exhibit S	Form 8-K Disclosure Information
Exhibit T	Additional Disclosure Notification
Exhibit U	Additional 10-K Disclosure
Exhibit V	Form of Back-up Certification

vii	Pooling and Servicing Agreement

This Pooling and Servicing Agreement, is dated and effective as of March 24, 2006, among SG MORTGAGE SECURITIES, LLC, as Depositor, WELLS FARGO BANK, N.A., as Servicer, WELLS FARGO BANK, N.A., as Custodian, Master Servicer and Securities Administrator, and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee.

PRELIMINARY STATEMENT:

The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest of the Trust Fund created hereunder. The Trust Fund will consist of a segregated pool of assets comprised of the Mortgage Loans and certain other related assets subject to this Agreement.

REMIC I

As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Reserve Fund, the Servicer Prepayment Charge Payment Amounts, the Swap Account and the Interest Rate Swap Agreement) as a real estate investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” The Class R-1 Interest will represent the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance and, for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.

Designation	Uncertificated REMIC I Pass-Through Rate		Initial Uncertificated REMIC I Principal Balance		Latest Possible Maturity Date(3)
LT-I-A (Group I Loans)		(1)		(2)	February 2036
LT-I-B (Group I Loans)		(1)		(2)	February 2036
LT-II-A (Group II Loans)		(1)		(2)	February 2036
LT-II-B (Group II Loans)		(1)		(2)	February 2036

(1)	Calculated in accordance with the definition of “Uncertificated REMIC I Pass-Through Rate” herein.

(2)	Each Class A Interest will have an uncertificated principal balance initially equal to 0.10% of the Subordinate Component of its corresponding Loan Group. The initial principal balance of each Class B Interest will be equal to the excess of the initial aggregate principal balance of its corresponding Loan Group over the initial aggregate principal balance of the Class A Interest corresponding to such Loan Group. Principal Distribution Amounts and Realized Losses with respect to each Loan Group shall be allocated, first, to cause the Loan Group’s corresponding Class A Interest to equal 0.10% of the Subordinate Component of the corresponding Loan Group.

Pooling and Servicing Agreement

REMIC II

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II”. The Class R-II Interest will represent the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, the initial Uncertificated Certificate Principal Balance, and the “latest possible maturity date” (determined for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each of the Class of REMIC II Regular Interests.

Designation	Uncertificated REMIC II Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date
I-AA	Variable(1)	$350,225,266.00	February 2036
A-1A	Variable(1)	$2,487,850.00	February 2036
A-1B	Variable(1)	$276,430.00	February 2036
I-ZZ	Variable(1)	$3,614,835.47	February 2036
II-AA	Variable(1)	$574,907,189.78	February 2036
A-2A	Variable(1)	$2,959,360.00	February 2036
A-2B	Variable(1)	$1,321,410.00	February 2036
A-2C	Variable(1)	$256,890.00	February 2036
II-ZZ	Variable(1)	$5,933,879.75	February 2036
M-1	Variable(2)	$363,440.00	February 2036
M-2	Variable(2)	$335,120.00	February 2036
M-3	Variable(2)	$207,680.00	February 2036
M-4	Variable(2)	$184,080.00	February 2036
M-5	Variable(2)	$160,480.00	February 2036
M-6	Variable(2)	$151,040.00	February 2036
M-7	Variable(2)	$141,600.00	February 2036
M-8	Variable(2)	$122,720.00	February 2036
M-9	Variable(2)	$94,400.00	February 2036
M-10	Variable(2)	$80,240.00	February 2036
M-11	Variable(2)	$94,400.00	February 2036
M-12	Variable(2)	$94,400.00	February 2036
P	Variable(2)	$100.00	February 2036

(1)	Calculated in accordance with the definition of “Uncertificated REMIC II Pass-Through Rate” herein.

(2)	Calculated in accordance with the definition of “Uncertificated Subordinate REMIC II Pass-Through Rate” herein.

REMIC III

As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC III”. The Class R-III Interest

Pooling and Servicing Agreement

represents the sole class of “residual interests” in REMIC III for purposes of the REMIC Provisions.

The following table sets forth (or describes) the Class designation, Pass-Through Rate and Initial Certificate Principal Balance for each Class of Certificates that represents one or more of the “regular interests” or the “residual interests” in REMIC III created hereunder:

Designation	Type	Pass-Through Rate	Aggregate Initial Certificate Principal Balance	Features	Final Scheduled Distribution Date*	Initial Ratings
						Moody’s	S&P	Fitch
Class A-1A(1)	Senior	Adjustable(2)	$248,785,000	Senior	February 2036	Aaa	AAA	AAA
Class A-1B	Senior	Adjustable(2)	$27,643,000	Senior	February 2036	Aaa	AAA	AAA
Class A-2A	Senior	Adjustable(2)	$295,936,000	Senior	February 2036	Aaa	AAA	AAA
Class A-2B	Senior	Adjustable(2)	$132,141,000	Senior	February 2036	Aaa	AAA	AAA
Class A-2C	Senior	Adjustable(2)	$25,689,000	Senior	February 2036	Aaa	AAA	AAA
Class M-1	Mezzanine	Adjustable(2)	$36,344,000	Mezzanine	February 2036	Aa1	AA+	AA+
Class M-2	Mezzanine	Adjustable(2)	$33,512,000	Mezzanine	February 2036	Aa2	AA	AA+
Class M-3	Mezzanine	Adjustable(2)	$20,768,000	Mezzanine	February 2036	Aa3	AA	AA+
Class M-4	Mezzanine	Adjustable(2)	$18,408,000	Mezzanine	February 2036	A1	AA	AA
Class M-5	Mezzanine	Adjustable(2)	$16,048,000	Mezzanine	February 2036	A2	A+	AA-
Class M-6	Mezzanine	Adjustable(2)	$15,104,000	Mezzanine	February 2036	A3	A	A+
Class M-7	Mezzanine	Adjustable(2)	$14,160,000	Mezzanine	February 2036	Baa1	A-	A
Class M-8	Mezzanine	Adjustable(2)	$12,272,000	Mezzanine	February 2036	Baa2	BBB+	A-
Class M-9	Mezzanine	Adjustable(2)	$9,440,000	Mezzanine	February 2036	Baa3	BBB-	BBB+
Class M-10	Mezzanine	Adjustable(2)	$8,024,000	Mezzanine	February 2036	Ba1	BBB-	BBB
Class M-11	Mezzanine	Adjustable(2)	$9,440,000	Mezzanine	February 2036	Ba2	BB+	BBB-
Class M-12	Mezzanine	Adjustable(2)	$9,440,000	Mezzanine	February 2036	N/R	BB	BB
Class CE Interest	Subordinate	Variable(3)(4)	$10,858,711	Subordinate	February 2036	N/R	N/R	N/R
Class P Interest	Subordinate	Variable(5)	$100	Subordinate	February 2036	N/R	N/R	N/R

*	For purposes of Section 1.860G-1a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the “latest possible maturity date” for each Class of Certificates.

(1)	The Class A and Mezzanine Certificates will represent ownership of the related REMIC III Regular Interests, together with (x) certain additional rights to receive payments in respect of Net WAC Carryover Shortfall Amounts, and (y) the obligation in certain instances to make certain payments in favor of the Swap Provider, all of which additional rights and obligations will be treated for federal income tax purposes as arising and occurring outside of REMIC III.

(2)	The REMIC III Regular Interests, ownership of which is represented by the Class A and Mezzanine Certificates, will accrue interest as a per annum rate equal to LIBOR plus the applicable Margin, in each case subject to payment caps as described in the definition of “Pass-Through Rate,” and the provision for payment of Net WAC Carryover Shortfall Amounts described herein, which amounts will not be part of the entitlement of the REMIC III Regular Interests related to such Certificates.

(3)	The Class CE Certificates will be comprised of two REMIC III Regular Interests, a principal only regular interest designated REMIC III Regular Interest Class CE-PO and an interest only regular interest designated REMIC III Regular Interest CE-IO, each of which will be entitled to distributions as set forth herein.

(4)	The Class CE Interest will accrue interest at its variable Pass-Through Rate on a Notional Amount outstanding from time to time which shall equal the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests (other than REMIC II Regular Interest P). The Class CE Interest will not accrue interest on its Class Certificate Principal Balance.

(5)	The Class P Certificates will not accrue interest.

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ARTICLE I

DEFINITIONS

Section 1.01 Defined Terms.

Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations in respect of interest on the Class A Certificates and the Mezzanine Certificates shall be made on the basis of the actual number of days elapsed on the basis of a 360-day year and all calculations in respect of interest on the Class CE Certificates and all other calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. The Class P Certificates and the Residual Certificates are not entitled to distributions in respect of interest, and accordingly, will not accrue interest.

“10-K Filing Deadline”: has the meaning set forth in Section 5.09(a)(iii)(A).

“Accepted Master Servicing Practices”: With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage master servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer), or (y) as provided in Section 4.01 hereof, but in no event below the standard set forth in clause (x).

“Accepted Servicing Practices”: As defined in Section 3.01.

“Account”: The Collection Account and the Distribution Account as the context may require.

“Accrual Period”: With respect to the Class A Certificates and the Mezzanine Certificates and each Distribution Date, the period commencing on the preceding Distribution Date (or in the case of the first such Accrual Period, commencing on the Closing Date) and ending on the day preceding the current Distribution Date. With respect to the Class CE Certificates and each Distribution Date, the calendar month prior to the month of such Distribution Date.

“Accrued Certificate Interest”: With respect to any Class A Certificate, Mezzanine Certificate or Class CE Certificate and each Distribution Date, interest accrued during the related Accrual Period at the related Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates and the Mezzanine Certificates, or on the Notional Amount in the case of the Class CE Certificates, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest, and accordingly, will not accrue interest. All distributions of interest on the Class A Certificates and the Mezzanine Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Accrual Period. All distributions of interest on the Class CE Certificates will be based on a 360-day year consisting

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of twelve 30-day months. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Mezzanine Certificate or Class CE Certificate shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof, if any, of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.22 or Section 4.18 of this Agreement and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Class CE Certificate of Realized Losses, if any, pursuant to Section 1.02 and Section 5.06 hereof.

“Additional Disclosure Notification”: has the meaning set forth in Section 5.09(a)(ii)(A).

“Additional Form 10-D Disclosure”: has the meaning set forth in Section 5.09(a)(i).

“Additional Form 10-K Disclosure”: has the meaning set forth in Section 5.09(a)(iii)(A).

“Adjustable Rate Mortgage Loan”: A first lien Mortgage Loan which provides at any period during the life of such loan for the adjustment of the Mortgage Rate payable in respect thereto. The Adjustable Rate Mortgage Loans are identified as such on the Mortgage Loan Schedule.

“Adjusted Net Maximum Mortgage Rate”: With respect to any Distribution Date and any Mortgage Loan (or the related REO Property) in the Trust Fund as of the close of business on the last day of the preceding Prepayment Period, a per annum rate of interest equal to the applicable Maximum Mortgage Rate for such Mortgage Loan (or the Mortgage Rate in the case of any Fixed Rate Mortgage Loan) as of the first day of the month preceding the month in which the Distribution Date occurs minus the Administration Fee Rate.

“Adjusted Net Mortgage Rate”: With respect to any Distribution Date and any Mortgage Loan (or the related REO Property) in the Trust Fund as of the close of business on the last day of the preceding Prepayment Period, a per annum rate of interest equal to the applicable Mortgage Rate for such Mortgage Loan as of the first day of the month preceding the month in which such Distribution Date occurs minus the Administration Fee Rate.

“Adjustment Date”: With respect to each Adjustable Rate Mortgage Loan, each adjustment date, on which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Administration Fee Rate”: The sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Management Fee Rate.

“Administration Fees”: The sum of (i) the Servicing Fee and (ii) the Credit Risk Management Fee.

“Affiliate”: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct

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the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement”: This Pooling and Servicing Agreement, including all exhibits and schedules hereto and all amendments hereof and supplements hereto.

“Allocated Realized Loss Amount”: With respect to any Distribution Date and any Class of Mezzanine Certificates, the sum of (i) any Realized Losses allocated to such Class of Certificates on such Distribution Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid from the previous Distribution Date as reduced by an amount equal to the increase in the related Certificate Principal Balance due to the receipt of Subsequent Recoveries.

“Amounts Held for Future Distribution”: As to any Distribution Date, the aggregate amount held in the Collection Account at the close of business on the immediately preceding Determination Date on account of (i) all Monthly Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Period and (ii) Principal Prepayments and Liquidation Proceeds received in respect of such Mortgage Loans after the last day of the related Prepayment Period.

“Appraised Value”: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac; and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Loan, provided, however, in the case of a refinanced mortgage loan (which is a Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property), such value of the Mortgaged Property is based solely upon clause (i) above.

“Assignment”: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

“Available Distribution Amount”: With respect to any Distribution Date, an amount equal to (i) the sum of (a) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Master Servicer as of the close of business on the related Determination Date, and the Principal Prepayments, Insurance Proceeds, Net Liquidation Proceeds, Subsequent Recoveries and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans received during the related Prepayment Period, and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, (b) the amount of any Prepayment Charges collected by the Servicer in connection with the full or partial prepayment of any Mortgage Loans and any Servicer Prepayment Charge Payment Amount, (c) the aggregate of any amounts received in respect of a

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related REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date, (d) the aggregate of any amounts deposited in the Distribution Account by the Servicer or the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.22 or Section 4.18 of this Agreement, (e) the aggregate of any P&I Advances for such Distribution Date made by the Servicer pursuant to Section 5.03 of this Agreement, and (f) the aggregate of any P&I Advances made by a successor Servicer (including the Master Servicer) for such Distribution Date pursuant to Section 8.02, reduced (to not less than zero) by (ii) the sum of (a) amounts reimbursable or payable to the Master Servicer pursuant to Section 7.01, to the Servicer pursuant to Section 3.09(a) or the Securities Administrator or the Custodian pursuant to Section 9.05 of this Agreement or otherwise payable in respect of Extraordinary Trust Fund Expenses, pursuant to Section 3.09(b), (b) amounts deposited in the Collection Account or the Distribution Account pursuant to clauses (a) through (d) above, as the case may be, in error, (c) the amount of any Prepayment Charges collected by the Servicer in connection with the full or partial Principal Prepayment of any of the Mortgage Loans and any Servicer Prepayment Charge Payment Amount, (d) the Administration Fee payable from the Distribution Account, and (e) any indemnification payments or expense reimbursements made by the Trust Fund pursuant to Section 9.05.

“Back-Up Certification”: has the meaning set forth in Section 5.09(a)(iii)(D).

“Bankruptcy Code”: The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

“Book-Entry Certificates”: The Class A and Class M Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

“Book-Entry Custodian”: The custodian appointed pursuant to Section 6.01.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the States of New York, New Jersey, Florida, Pennsylvania, California, Maryland, Minnesota or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

“Cash-Out Refinancing”: A Refinanced Mortgage Loan the proceeds of which are more than a nominal amount in excess of the principal balance of any existing first mortgage plus any subordinate mortgage on the related Mortgaged Property and related closing costs.

“Certificate”: Any one of SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1, Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class CE, Class P and Class R issued under this Agreement.

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“Certificate Margin”: With respect to each Class of Class A and Mezzanine Certificates and, for purposes of the definitions of “Marker Rate” and “Maximum LTZZ Uncertificated Accrued Interest Deferral Amount,” the corresponding REMIC II Regular Interest, as follows:

Class	REMIC II Regular Interest	Certificate Margin
		(1)(%)	(2)(%)
A-1A	A-1A	0.170000%	0.340000%
A-1B	A-1B	0.270000%	0.540000%
A-2A	A-2A	0.080000%	0.160000%
A-2B	A-2B	0.180000%	0.360000%
A-2C	A-2C	0.270000%	0.540000%
M-1	M1	0.340000%	0.510000%
M-2	M2	0.360000%	0.540000%
M-3	M3	0.370000%	0.555000%
M-4	M4	0.470000%	0.705000%
M-5	M5	0.500000%	0.750000%
M-6	M6	0.600000%	0.900000%
M-7	M7	1.100000%	1.650000%
M-8	M8	1.300000%	1.950000%
M-9	M9	2.250000%	3.375000%
M-10	M10	2.500000%	3.750000%
M-11	M11	2.500000%	3.750000%
M-12	M12	2.500000%	3.750000%

(1)	For the Accrual Period for each Distribution Date on or prior to the Optional Termination Date.

(2)	For each other Accrual Period.

“Certificate Owner”: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

“Certificate Principal Balance”: With respect to any Class of Regular Certificates (other than the Class CE Certificates) immediately prior to any Distribution Date, the Initial Certificate Principal Balance thereof (A) increased, in the case of a Class A-1B or Mezzanine Certificate by the amount of any Subsequent Recoveries added to the Certificate Principal Balance of such Class pursuant to Section 5.01, (B) reduced by the sum of all amounts actually distributed in respect of principal of such Class and (C) further reduced, in the case of a Class A-1B or Mezzanine Certificate by Realized Losses allocated thereto on all prior Distribution Dates. With respect to each Class CE Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Principal Balance of the REMIC II Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding.

“Certificate Register”: The register maintained pursuant to Section 6.02.

“Certificateholder” or “Holder”: The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof, and solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of or beneficially owned by the Depositor, the Seller, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 12.01. The Trustee and the

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Securities Administrator may conclusively rely upon a certificate of the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee and the Securities Administrator shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

“Certification Parties”: has the meaning set forth in Section 5.09(a)(iii)(D).

“Certifying Person”: has the meaning set forth in Section 5.09(a)(iii)(D).

“Class”: Collectively, all of the Certificates bearing the same class designation.

“Class A Certificate”: Any Class A-1 Certificate or Class A-2 Certificate.

“Class A Certificateholder”: Any Holder of a Class A Certificate.

“Class A Principal Distribution Amount”: As to any Distribution Date, an amount equal to the sum of: (i) the Class A-1 Principal Distribution Amount and (ii) the Class A-2 Principal Distribution Amount.

“Class A-1 Certificate”: Any Class A-1A or Class A-1B Certificate.

“Class A-1A Certificate”: Any one of the Class A-1A Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1, representing (i) a Regular Interest in REMIC II, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class A-1 Allocation Percentage”: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group I Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

“Class A-1 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 54.70% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date.

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“Class A-1B Certificate”: Any one of the Class A-1B Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class A-2 Certificate”: Any Class A-2A, Class A-2B or Class A-2C Certificate.

“Class A-2A Certificate”: Any one of the Class A-2A Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class A-2B Certificate”: Any one of the Class A-2B Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class A-2C Certificate”: Any one of the Class A-2C Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class A-2 Allocation Percentage”: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group II Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

“Class A-2 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 54.70% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date.

“Class CE Certificate”: Any one of the Class CE Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-18, representing (i) ownership of two Regular Interests in

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REMIC III, the Class CE-PO Interest and the Class CE-IO Interest, (ii) the obligation to pay Net WAC Rate Carryover Amounts and Swap Termination Payments and (iii) the right to receive the Class IO Distribution Amount.

“Class CE-PO Interest”: An uncertificated interest in the Trust held by the Securities Administrator on behalf of the Holders of the Class CE Certificates, evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

“Class CE-IO Interest”: An uncertificated interest in the Trust held by the Securities Administrator on behalf of the Holders of the Class CE Certificates, evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

“Class IO Distribution Amount”: As defined in Section 5.04 hereof. For purposes of clarity, the Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Trust on such Distribution Date in excess of the amount payable on the Class CE Certificates on such Distribution Date, all as further provided in Section 5.04 hereof.

“Class M-1 Certificate”: Any one of the Class M-1 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-1 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 62.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-2 Certificate”: Any one of the Class M-2 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-2 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after

10	Pooling and Servicing Agreement

taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 69.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-3 Certificate”: Any one of the Class M-3 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-8, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-3 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 73.90% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-4 Certificate”: Any one of the Class M-4 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-9, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-4 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such

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Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 77.80% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-5 Certificate”: Any one of the Class M-5 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-10, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-5 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 81.20% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-6 Certificate”: Any one of the Class M-6 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-11, representing (i) a Regular Interest in

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REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-6 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 84.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-7 Certificate”: Any one of the Class M-7 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-12, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-7 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates(after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after

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taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 87.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-8 Certificate”: Any one of the Class M-8 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-13, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-8 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 90.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

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“Class M-9 Certificate”: Any one of the Class M-9 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-14, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-9 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-10 Certificate”: Any one of the Class M-10 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-15, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-10 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such

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Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (xi) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 93.70% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-11 Certificate”: Any one of the Class M-11 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-16, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-11 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after

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taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (xi) the Certificate Principal Balance of the Class M-10 Certificates (after taking into account the payment of the Class M-10 Principal Distribution Amount on such Distribution Date) and (xii) the Certificate Principal Balance of the Class M-11 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 95.70% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class M-12 Certificate”: Any one of the Class M-12 Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-17, representing (i) a Regular Interest in REMIC III, (ii) the right to receive the Net WAC Rate Carryover Amount and (iii) the obligation to pay the Class IO Distribution Amount.

“Class M-12 Principal Distribution Amount”: With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such

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Distribution Date), (xi) the Certificate Principal Balance of the Class M-10 Certificates (after taking into account the payment of the Class M-10 Principal Distribution Amount on such Distribution Date), (xii) the Certificate Principal Balance of the Class M-11 Certificates (after taking into account the payment of the Class M-11 Principal Distribution Amount on such Distribution Date) and (xiii) the Certificate Principal Balance of the Class M-12 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 97.70% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the positive difference, if any, of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the Overcollateralization Floor.

“Class P Certificate”: Any one of the Class P Certificates executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-19, representing the right to distributions as set forth herein and therein and evidencing a Regular Interest in REMIC III.

“Class R Certificate”: The Class R Certificate executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-20 and evidencing ownership of each of the Class R-1 Interest, Class R-II Interest and Class R-III Interest.

“Class R-I Interest”: The uncertificated Residual Interest in REMIC I.

“Class R-II Interest”: The uncertificated Residual Interest in REMIC II.

“Class R-III Interest” The uncertificated Residual Interest in REMIC III.

“Closing Date”: May 11, 2006.

“Code”: The Internal Revenue Code of 1986, as amended from time to time.

“Collection Account”: The account or accounts created and maintained, or caused to be created and maintained, by the Servicer pursuant to Section 3.08(a), which shall be entitled “Wells Fargo Bank, N.A., as Servicer for HSBC Bank USA, National Association, as Trustee, in trust for the registered holders of SG Mortgage Securities Trust 2006-FRE1, Asset Backed Certificates, Series 2006-FRE1”. The Collection Account maintained by the Servicer must be an Eligible Account.

“Combined Loan-to-Value Ratio or CLTV”: With respect to any Second Lien Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of such Second Lien Mortgage Loan, plus (b) the unpaid principal balance, as of the date of origination of the Second Lien Mortgage Loan, of any and all mortgage loans which are senior or subordinate in lien priority to such Second Lien Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

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“Commission”: The Securities and Exchange Commission.

“Corporate Trust Office”: The principal corporate trust office of the Trustee which office at the date of the execution of this instrument is located at 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust, SG Mortgage Securities, LLC, SG Mortgage Securities Trust 2006-FRE1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Securities Administrator and the Servicer. The office of the Securities Administrator, which for purposes of Certificate transfers and surrender is located at Wells Fargo Bank, N.A., Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-SGMS 2006-FRE1 and for all other purposes is located at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Services-SGMS 2006-FRE1.

“Corresponding Certificate”: With respect to each REMIC II Regular Interest set forth below, the corresponding Regular Certificate set forth in the table below:

REMIC II Regular Interest	Regular Certificate
REMIC II Regular Interest A1A	Class A-1A

REMIC II Regular Interest A1B	Class A-1B

REMIC II Regular Interest A2A	Class A-2A

REMIC II Regular Interest A2B	Class A-2B

REMIC II Regular Interest A2C	Class A-2C

REMIC II Regular Interest M1	Class M-1

REMIC II Regular Interest M2	Class M-2

REMIC II Regular Interest M3	Class M-3

REMIC II Regular Interest M4	Class M-4

REMIC II Regular Interest M5	Class M-5

REMIC II Regular Interest M6	Class M-6

REMIC II Regular Interest M7	Class M-7

REMIC II Regular Interest M8	Class M-8

REMIC II Regular Interest M9	Class M-9

REMIC II Regular Interest M10	Class M-10

REMIC II Regular Interest M11	Class M-11

REMIC II Regular Interest M12	Class M-12

REMIC II Regular Interest P	Class P

“Compensating Interest”: As defined in Section 3.22.

“Credit Enhancement Percentage”: For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Mezzanine Certificates and the Class CE Certificates, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, calculated prior to taking into account payments of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Holders of the Certificates then entitled to distributions of principal on such Distribution Date.

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“Credit Risk Management Agreement”: Collectively, each Credit Risk Management Agreement (however defined) entered into by the Credit Risk Manager, the Depositor, the Servicer and the Master Servicer in respect of the loss mitigation and advisory services to be provided by the Credit Risk Manager in connection with the transactions contemplated hereunder.

“Credit Risk Management Fee”: The amount payable to the Credit Risk Manager on each Distribution Date as compensation for all services rendered by it in the exercise and performance of any and all powers and duties of the Credit Risk Manager under the Credit Risk Management Agreement, which amount shall equal one twelfth of the product of (i) the Credit Risk Management Fee Rate multiplied by (ii) the Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

“Credit Risk Management Fee Rate”: 0.013% per annum.

“Credit Risk Manager”: Clayton Fixed Income Services Inc. (formerly known as “The Murrayhill Company”), a Colorado corporation, and its successors and assigns.

“Custodian”: Wells Fargo Bank, N.A., as custodian of the Mortgage Files, and any successor thereto.

“Cut-off Date”: With respect to each Mortgage Loan, May 1, 2006. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the “Cut-off Date,” when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

“Cut-off Date Principal Balance”: The aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

“Debt Service Reduction”: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

“Deficient Valuation”: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificates”: As defined in Section 6.02(c).

“Deleted Mortgage Loan”: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

“Depositor”: SG Mortgage Securities, LLC, a Delaware limited liability company, or its successor in interest.

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“Depository”: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

“Depository Institution”: Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least A-1+ by S&P, F-1+ by Fitch and P-1 by Moody’s (or, if such Rating Agencies are no longer rating the Offered Certificates, comparable ratings by any other nationally recognized statistical rating agency then rating the Offered Certificates).

“Depository Participant”: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”: With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs, or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

“Directly Operate”: With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Servicer, on behalf of the Trustee, shall not be considered to Directly Operate an REO Property solely because the Servicer establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

“Disqualified Organization”: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax, and except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any Trust REMIC or

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any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

“Distribution Account”: The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 3.08(b) in the name of the Securities Administrator for the benefit of the Certificateholders and designated Distribution Account, Wells Fargo Bank, N.A., in trust for registered holders of SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1. Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Distribution Account must be an Eligible Account.

“Distribution Date”: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in June 2006.

“Due Date”: With respect to each Mortgage Loan and any Distribution Date, the first day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due (or, in the case of any Mortgage Loan under the terms of which the Monthly Payment for such Mortgage Loan was due on a day other than the first day of the calendar month in which such Distribution Date occurs, the day during the related Due Period on which such Monthly Payment was due), exclusive of any days of grace.

“Due Period”: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“Eligible Account”: Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal depository institution or state chartered depository institution acting in its fiduciary capacity. Eligible Accounts may bear interest.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended from time to time.

“Escrow Payments”: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

“Estate in Real Property”: A fee simple estate in a parcel of land.

“Exchange Act”: means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Extraordinary Trust Fund Expense”: Any amounts payable or reimbursable to the Trustee, the Master Servicer, the Securities Administrator, the Custodian or any director, officer,

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employee or agent of any such Person from the Trust Fund pursuant to the terms of this Agreement and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 11.01.

“Fannie Mae”: Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

“FDIC”: Federal Deposit Insurance Corporation or any successor thereto.

“Final Recovery Determination”: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Originator, the Seller or the Master Servicer pursuant to or as contemplated by Section 2.03, 3.26 or Section 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered, which determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer and maintained in its records.

“First Lien”: With respect to any second lien Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

“First Lien Mortgage Loan”: A Mortgage Loan with respect to which the lien of the related Mortgage securing the principal amount of the Mortgage Loan is indicated on the related Mortgage Loan Schedule as the first priority lien.

“Fitch”: Fitch Ratings or any successor in interest.

“Fixed Swap Payment”: With respect to any Distribution Date, the amount calculated based on a fixed rate as set forth in the Interest Rate Swap Agreement.

“Floating Swap Payment”: With respect to any Distribution Date, the amount equal to the product of (i) Swap LIBOR, (ii) the related Notional Amount (as defined in the Interest Rate Swap Agreement) and (iii) a fraction, the numerator of which is the actual number of days elapsed from and including the previous Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement) to but excluding the current Distribution Date, and the denominator of which is 360.

“Form 8-K Disclosure Information”: has the meaning set forth in Section 5.09(a)(iv)(A).

“Formula Rate”: For any Distribution Date and any Class of the Class A Certificates and the Mezzanine Certificates, the lesser of (i) LIBOR plus the related Certificate Margin and (ii) the applicable Maximum Cap Rate.

“Freddie Mac”: Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

“Global Securities”: The global certificates representing the Book-Entry Certificates.

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“Gross Margin”: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable Rate Mortgage Loan.

“Group I Allocation Percentage”: For any Distribution Date, the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period (after giving effect to scheduled payments of principal due on the Group I Loans during the related Due Period, to the extent received or advanced and unscheduled collections of principal received on the Group I Loans during the related Prepayment Period) divided by the sum of the aggregate Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period (after giving effect to scheduled payments of principal due on the Group I Loans during the related Due Period, to the extent received or advanced and unscheduled collections of principal received on the Group I Loans during the related Prepayment Period).

“Group I Interest Remittance Amount”: With respect to any Distribution Date, the portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group I Mortgage Loans (net of the Administration Fees and any Prepayment Charges and after taking into account amounts payable or reimbursable to the Trustee, the Custodian, the Securities Administrator, the Credit Risk Manager, the Master Servicer or the Servicer with respect to the Group I Mortgage Loans pursuant to this Agreement or the Custodial Agreements).

“Group I Mortgage Loans”: Those Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

“Group I Principal Distribution Amount”: With respect to any Distribution Date, the sum of (i) the principal portion of all Monthly Payments on the Group I Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group I Mortgage Loan or, in the case of a substitution, the Substitution Shortfall Amount, during the related Prepayment Period pursuant to or as contemplated by Section 2.03 and Section 10.01 of this Agreement; (iii) the principal portion of all other unscheduled collections, including Insurance Proceeds, Liquidation Proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group I Mortgage Loans, net in each case of payments or reimbursements to the Trustee, the Custodian, the Credit Risk Manager, the Master Servicer, the Securities Administrator or the Servicer and (iv) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date minus (v) the Class A-1 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

“Group I Principal Remittance Amount”: With respect to any Distribution Date, the sum of (a) the amounts described in clauses (i) through (iii) of the definition of Group I Principal Distribution Amount.

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“Group II Allocation Percentage”: For any Distribution Date, the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period (after giving effect to scheduled payments of principal due on the Group II Loans during the related Due Period, to the extent received or advanced and unscheduled collections of principal received on the Group II Loans during the related Prepayment Period) divided by the sum of the aggregate Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period (after giving effect to scheduled payments of principal due on the Group II Loans the close of business on the last day of the immediately preceding Due Period, to the extent received or advanced and unscheduled collections of principal received on the Group II Loans during the related Prepayment Period).

“Group II Interest Remittance Amount”: With respect to any Distribution Date, the portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group II Mortgage Loans (and net of the Administration Fees and any Prepayment Charges and after taking into account amounts payable or reimbursable to the Trustee, the Custodian, the Securities Administrator, the Credit Risk Manager, the Master Servicer or the Servicer with respect to the Group II Mortgage Loans pursuant to this Agreement or the Custodial Agreements).

“Group II Mortgage Loans”: Those Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

“Group II Principal Distribution Amount”: With respect to any Distribution Date, the sum of (i) the principal portion of all Monthly Payments on the Group II Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group II Mortgage Loan or, in the case of a substitution, the Substitution Shortfall Amount, during the related Prepayment Period pursuant to or as contemplated by Section 2.03 and Section 10.01 of this Agreement; (iii) the principal portion of all other unscheduled collections, including Insurance Proceeds, Liquidation Proceeds and all Principal Prepayments in full and in part, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group II Mortgage Loans, net in each case of payments or reimbursements to the Trustee, the Custodian, the Credit Risk Manager, the Master Servicer, the Securities Administrator or the Servicer and (iv) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date minus (v) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date.

“Group II Principal Remittance Amount”: With respect to any Distribution Date, the sum of the amounts described in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount.

“Highest Priority”: As of any date of determination, the Class A-1B Certificates, if outstanding, otherwise the Class of Mezzanine Certificates then outstanding with the highest priority for payments pursuant to Section 5.01, in the following order: Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates.

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“HUD”: The United States Department of Housing and Urban Development or any successor thereto.

“Indenture”: An indenture relating to the issuance of notes secured by the Class CE Certificates, the Class P Certificates and/or Residual Certificates (or any portion thereof).

“Independent”: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Seller, the Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Seller, the Originator or any Affiliate thereof, and (c) is not connected with the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Seller, the Originator or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Seller, the Originator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Seller, the Originator or any Affiliate thereof, as the case may be.

“Independent Contractor”: Either (i) any Person (other than the Servicer) that would be an “independent contractor” with respect to any of the REMICs created hereunder within the meaning of Section 856(d)(3) of the Code if such REMIC were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as each such REMIC does not receive or derive any income from such Person and provided that the relationship between such Person and such REMIC is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Index”: With respect to each Adjustable Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

“Initial Certificate Principal Balance”: With respect to any Regular Certificate, the amount designated “Initial Certificate Principal Balance” on the face thereof.

“Insurance Proceeds”: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan or the related Mortgaged Property, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor or a senior lienholder in accordance with Accepted Servicing Practices, subject to the terms and conditions of the related Mortgage Note and Mortgage.

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“Interest Carry Forward Amount”: With respect to any Distribution Date and any Class A Certificate or Mezzanine Certificate, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Pass-Through Rate for the most recently ended Accrual Period.

“Interest Determination Date”: With respect to the Class A Certificates and the Mezzanine Certificates and any Accrual Period therefor, the second London Business Day preceding the commencement of such Accrual Period.

“Interest Distribution Amount”: With respect to any Distribution Date and any Class A Certificates, any Mezzanine Certificates and any Class CE Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date.

“Interest Rate Swap Agreement”: The confirmation dated as of May 11, 2006 between the Swap Provider and the Securities Administrator on behalf of the Trust, which incorporates by reference the 1992 ISDA Master Agreement (Multicurrency-Cross Border).

“Interest Remittance Amount”: With respect to any Distribution Date, the sum of: (i) the Group I Interest Remittance Amount and (ii) the Group II Interest Remittance Amount.

“Late Collections”: With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period with respect to such Mortgage Loan, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

“LIBOR”: With respect to each Accrual Period for the Class A Certificates and the Mezzanine Certificates, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for such Interest Determination Date will be determined on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. On such Interest Determination Date, LIBOR for the related Accrual Period for the Class A Certificates and the Mezzanine Certificates will be established by the Securities Administrator as follows:

(i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of such

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offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%); and

(ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

The establishment of One-Month LIBOR by the Securities Administrator and the Securities Administrator’s subsequent calculation of the One-Month LIBOR Pass-Through Rates for the relevant Accrual Period, shall, in the absence of manifest error, be final and binding.

Notwithstanding the foregoing, LIBOR for the Class A and Mezzanine Certificates for the first Accrual Period will be 5.10133%.

“Liquidated Mortgage Loan”: As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

“Liquidation Event”: With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 or Section 10.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 10.01.

“Liquidation Proceeds”: The amount (other than Insurance Proceeds, amounts received in respect of the rental of any REO Property prior to REO Disposition, or required to be released to a Mortgagor or a senior lienholder in accordance with applicable law or the terms of the related Mortgage Loan Documents) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation (other than amounts required to be released to the Mortgagor or a senior lienholder), (ii) the liquidation of a defaulted Mortgage Loan through a trustee’s sale, foreclosure sale or otherwise, (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.21 or Section 10.01 of this Agreement or (iv) any Subsequent Recoveries.

“Loan Group”: Either of the Group I Mortgage Loans or the Group II Mortgage Loans.

“Loan-to-Value Ratio”: As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

“London Business Day”: Any day on which banks in the Cities of London and New York are open and conducting transactions in United States dollars.

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“Loss Severity Percentage”: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the principal balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

“Marker Rate”: With respect to the Class CE Certificates or the Class CE-IO Interest, and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the Uncertificated REMIC II Pass-Through Rates for the REMIC II Regular Interests (other than REMIC II Regular Interest I-AA and REMIC II Regular Interest II-AA), with the rate on each such REMIC II Regular Interest (other than REMIC II Regular Interest I-ZZ and REMIC II Regular Interest II-ZZ), subject to a cap equal to the Pass-Through Rate applicable to the Corresponding Certificate and with the rate on REMIC II Regular Interest I-ZZ and REMIC II Regular Interest II-ZZ subject to a cap of zero; provided, however, that for purposes of the calculations, the applicable Pass-Through Rate shall be multiplied by a fraction, the numerator of which is the actual number of days elapsed in the related Accrual Period and the denominator of which is 30.

“Master Servicer”: As of the Closing Date, Wells Fargo Bank, N.A. and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Master Servicer and the Securities Administrator shall at all times be the same Person.

“Master Servicer Event of Default”: One or more of the events described in Section 8.01(b).

“Maximum Cap Rate”: For any Distribution Date, a per annum rate equal to the sum of (i) the product of (x) the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period and (ii) an amount, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate Stated Principal Balance of the Mortgage Loans, multiplied by 12.

“Maximum Mortgage Rate”: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

“MERS”: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Loan”: Any Mortgage Loan registered with MERS on the MERS System.

“MERS System”: The system of recording transfers of mortgages electronically maintained by MERS.

“Mezzanine Certificate”: Any Class M-1 Certificate, Class M-2 Certificate, Class M-3 Certificate, Class M-4 Certificate, Class M-5 Certificate, Class M-6 Certificate, Class M-7 Certificate, Class M-8 Certificate, Class M-9 Certificate, Class M-10 Certificate, Class M-11 Certificate or Class M-12 Certificate.

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“MIN”: The Mortgage Identification Number for any MERS Loan.

“Minimum Mortgage Rate”: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

“MOM Loan”: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

“Monthly Payment”: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state laws; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01 of this Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Monthly Statement”: A monthly statement required to be delivered to Certificateholders pursuant to Section 5.02.

“Moody’s”: Moody’s Investors Service, Inc. or any successor interest.

“Mortgage”: The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”: For each Mortgage Loan, the related mortgage documents listed on Exhibit 2 to the Mortgage Loan Purchase Agreement.

“Mortgage Loan”: Each mortgage loan transferred and assigned to the Trustee and the related Mortgage File, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

“Mortgage Loan Documents”: The documents identified in Exhibit 3 of the Mortgage Loan Purchase Agreement evidencing or relating to each Mortgage Loan.

“Mortgage Loan Purchase Agreement”: The Mortgage Loan Purchase Agreement dated as of March 24, 2006, among the Originator, the Depositor and the Seller and acknowledged and agreed by Wells Fargo Bank, N.A., as interim trustee.

“Mortgage Loan Schedule”: As of any date, the list of Mortgage Loans included in the Trust on such date, attached hereto as Exhibit D. The Depositor shall deliver or cause the delivery of the initial Mortgage Loan Schedule to the Servicer, the Master Servicer, the Custodian and the Trustee on the Closing Date. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

(i) the Mortgage Loan identifying number;

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(ii) [reserved];

(iii) the state and zip code of the Mortgaged Property including;

(iv) a code indicating whether the Mortgaged Property is owner-occupied;

(v) the type of Residential Dwelling constituting the Mortgaged Property;

(vi) the original months to maturity;

(vii) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule;

(viii) the Loan-to-Value Ratio or CLTV at origination;

(ix) the Mortgage Rate in effect immediately following the Cut-off Date;

(x) the date on which the first Monthly Payment was due on the Mortgage Loan;

(xi) the stated maturity date;

(xii) the amount of the Monthly Payment at origination;

(xiii) the amount of the Monthly Payment as of the Cut-off Date;

(xiv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

(xv) the original principal amount of the Mortgage Loan;

(xvi) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

(xvii) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date;

(xviii) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(xix) a code indicating the purpose of the loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

(xx) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate under the terms of the Mortgage Note;

(xxi) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate under the terms of the Mortgage Note;

(xxii) the Mortgage Rate at origination;

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(xxiii) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

(xxiv) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

(xxv) with respect to each Adjustable Rate Mortgage Loan, the Index;

(xxvi) the date on which the first Monthly Payment was due on the Mortgage Loan, and if such date is not consistent with the Due Date currently in effect, such Due Date;

(xxvii) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a fixed rate Mortgage Loan;

(xxviii) a code indicating the documentation style (i.e., full, stated or limited);

(xxix) a code indicating if the Mortgage Loan is subject to a primary insurance policy or lender paid mortgage insurance policy and the name of the insurer;

(xxx) the Appraised Value of the Mortgaged Property;

(xxxi) the sale price of the Mortgaged Property, if applicable;

(xxxii) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge, the term of such Prepayment Charge and the amount of such Prepayment Charge;

(xxxiii) the product type (e.g., 2/28, 15 year fixed, 30 year fixed, 15/30 balloon, etc.);

(xxxiv) the Mortgagor’s debt to income ratio;

(xxxv) the rounding code;

(xxxvi) the program code;

(xxxvii) a code indicating the lien priority for Mortgage Loans;

(xxxviii) [reserved]; and

(xxxix) the total amount of points and fees charged such Mortgage Loan.

The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan,

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the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

“Mortgage Note”: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Rate”: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate with respect to each Adjustable Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Adjustable Rate Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

“Mortgaged Property”: The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

“Mortgagor”: The obligor on a Mortgage Note.

“Net Liquidation Proceeds”: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds and Insurance Proceeds net of P&I Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

“Net Monthly Excess Cashflow”: With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the aggregate Senior Interest Distribution Amounts payable to the Holders of the Class A Certificates, (B) the aggregate Interest Distribution Amounts payable to the Holders of the Mezzanine Certificates, (C) the Principal Remittance Amount and (D) any Net Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Swap Provider.

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“Net Mortgage Rate”: With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Administration Fee Rate.

“Net Prepayment Interest Shortfall”: With respect to any Distribution Date and Loan Group, the excess, if any, of any Prepayment Interest Shortfalls for such Loan Group for such date over the sum of (i) the related Compensating Interest and (ii) the excess, if any, of the Compensating Interest for the other Loan Group over the Prepayment Interest Shortfall for such other Loan Group.

“Net Swap Payment”: In the case of payments made by the Trust, the excess, if any, of (x) the Fixed Swap Payment over (y) the Floating Swap Payment and in the case of payments made by the Swap Provider, the excess, if any, of (x) the Floating Swap Payment over (y) the Fixed Swap Payment. In each case, the Net Swap Payment shall not be less than zero.

“Net WAC Pass-Through Rate”: With respect to the Class A-1 Certificates and any Distribution Date, a rate per annum (adjusted for the actual number of days elapsed in the related Accrual Period) equal to a fraction, expressed as a percentage, the numerator of which is the amount of interest which accrued on the Group I Mortgage Loans in the prior calendar month minus Administration Fees with respect to the Group I Mortgage Loans for such Distribution Date and the Group I Allocation Percentage of any Net Swap Payment payable to the Swap Provider or Swap Termination Payment payable to the Swap Provider which was not caused by the occurrence of a Swap Provider Trigger Event, in each case for such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to Principal Prepayments received during the related Prepayment Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of (adjusted for the actual number of days elapsed in the related Accrual Period) the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interests A-1, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interests.

With respect to the Class A-2 Certificates and any Distribution Date, a rate per annum (adjusted for the actual number of days elapsed in the related Accrual Period) equal to a fraction, expressed as a percentage, the numerator of which is the amount of interest which accrued on the Group II Mortgage Loans in the prior calendar month minus Administration Fees with respect to the Group II Mortgage Loans for such Distribution Date and the Group II Allocation Percentage of any Net Swap Payment payable to the Swap Provider or Swap Termination Payment payable to the Swap Provider which was not caused by the occurrence of a Swap Provider Trigger Event, in each case for such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to Principal Prepayments received during the related Prepayment Period. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of (adjusted for the actual number of days elapsed in the related Accrual Period) the Uncertificated REMIC II Pass-Through Rate on REMIC II Regular Interests A-2, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interests.

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With respect to the Mezzanine Certificates and any Distribution Date a rate per annum equal to the weighted average (weighted in proportion to the results of subtracting from the Stated Principal Balance of each Loan Group, the aggregate Certificate Principal Balance of the related Classes of Class A Certificates) of (i) the Net WAC Pass-Through Rate for the Class A-1 Certificates and (ii) the Net WAC Pass-Through Rate for the Class A-2 Certificates. For federal income tax purposes, the economic equivalent of such rate shall be expressed as the weighted average of (adjusted for the actual number of days elapsed in the related Accrual Period) the Uncertificated Subordinate REMIC II Pass-Through Rate on REMIC II Regular Interests M-1 through M-12, weighted on the basis of the Uncertificated Balance of each such REMIC II Regular Interests.

“Net WAC Rate Carryover Amount”: With respect to any Class of Class A Certificates or Mezzanine Certificates and any Distribution Date, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class would have been entitled to receive on such Distribution Date if the applicable Net WAC Pass-Through Rate would not have been applicable to such Class on such Distribution Date over (y) the amount of interest distributed to such Class on such Distribution Date at the applicable Net WAC Pass-Through Rate plus (ii) the related Net WAC Rate Carryover Amount for the previous Distribution Date not previously distributed to such Class together with interest thereon at a rate equal to the Pass-Through Rate for such Class for the most recently ended Accrual Period without taking into account the applicable Net WAC Pass-Through Rate.

“New Lease”: Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

“Nonrecoverable P&I Advance”: Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer or a successor Servicer (including the Trustee or the Master Servicer) will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Nonrecoverable Servicing Advance”: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Non-United States Person”: Any Person other than a United States Person.

“Notional Amount”: Immediately prior to any Distribution Date, with respect to the Class CE Certificates or the REMIC III Regular Interest CE-IO, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests, other than the REMIC II Regular Interest P.

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“Offered Certificates”: The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates offered to the public pursuant to the Prospectus Supplement.

“Officer’s Certificate”: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Master Servicer, the Seller or the Depositor, as applicable.

“Opinion of Counsel”: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Optional Termination Date”: The Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

“Original Notional Amount”: With respect to the Class CE-IO Interest, the aggregate Initial Uncertificated REMIC I Principal Balance of the REMIC I Regular Interests.

“Originator”: Fremont Investment & Loan, a California industrial bank.

“Overcollateralization Deficiency Amount”: With respect to any Distribution Date, the amount, if any, by which the Required Overcollateralization Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount).

“Overcollateralization Amount”: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties immediately following such Distribution Date over (b) the sum of the aggregate Certificate Principal Balance of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates as of such Distribution Date (after taking into account the payment of the Principal Remittance Amount on such Distribution Date).

“Overcollateralization Floor”: An amount equal to the product of (i) 0.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

“Overcollateralization Increase Amount”: With respect to any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the Overcollateralization Deficiency Amount.

“Overcollateralization Reduction Amount”: With respect to any Distribution Date, the lesser of (i) the amount by which the Overcollateralization Amount exceeds the Required Overcollateralization Amount and (ii) the Principal Remittance Amount; provided however that

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on any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Reduction Amount shall equal zero.

“Ownership Interest”: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“P&I Advance”: As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Determination Date pursuant to Section 5.03 of this Agreement , an advancing person pursuant to Section 3.25 or in respect of any Distribution Date by a successor Servicer (including the Master Servicer) pursuant to Section 8.02 (which advances shall not include principal or interest shortfalls due to bankruptcy proceedings or application of the Relief Act or similar state or local laws.)

“Pass-Through Rate”: With respect to any Class of the Class A and Mezzanine Certificates and any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the Net WAC Pass-Through Rate for such Distribution Date.

With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum of (i) 100% of the interest on REMIC II Regular Interest P and (ii) interest on the Uncertificated Balance of each of the other REMIC II Regular Interests at a rate equal to the related Uncertificated REMIC II Pass-Through Rate minus the Marker Rate and the denominator of which is (y) the aggregate Uncertificated Balance of the REMIC II Regular Interests (other than REMIC II Regular Interest P).

“Percentage Interest”: With respect to any Certificate (other than a Residual Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance or Notional Amount represented by such Certificate and the denominator of which is the Initial Certificate Principal Balance or initial Notional Amount of the related Class. With respect to a Residual Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

“Periodic Rate Cap”: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Adjustable Rate Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

“Permitted Investments”: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Servicer, the Master Servicer, the Trustee or any of their respective Affiliates:

(i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

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(ii) (A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company (or, if the only Rating Agency is S&P, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) or its ultimate parent has a short-term uninsured debt rating in the highest available rating category of Moody’s, Fitch and S&P and provided that each such investment has an original maturity of no more than 365 days; and provided further that, if the only Rating Agency is S&P and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of S&P if S&P is the Rating Agency; and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A-1+ or higher by S&P, F-1 or higher by Fitch and A2 or higher by Moody’s, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by a party in exchange for such collateral and (C) be delivered to such party or, if such party is supplying the collateral, an agent for such party, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

(vi) units of money market funds that have been rated “AAA” by Fitch (if rated by Fitch), “AAA” by S&P or “Aaa” by Moody’s including any such money market fund managed or advised by the Master Servicer, the Trustee or any of their Affiliates; and

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(vii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

“Permitted Transferee”: Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

“Person”: Any individual, limited liability company, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Plan”: As defined in Section 6.02(e).

“Prepayment Assumption”: As defined in the Prospectus Supplement.

“Prepayment Charge”: With respect to any Principal Prepayment, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

“Prepayment Interest Excess”: With respect to each Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Distribution Date occurs and the thirteenth calendar day of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the last date through which interest is collected from the related Mortgagor. The Servicer may withdraw such Prepayment Interest Excess from the Collection Account in accordance with Section 3.09(a)(x).

“Prepayment Interest Shortfall”: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month preceding the month in which such Distribution Date occurs that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Distribution Date. The obligations of the Servicer and the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.22 and Section 4.18, respectively of this Agreement.

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“Prepayment Period”: With respect to any Distribution Date, the calendar month preceding the month in which the related Distribution Date occurs with respect to Principal Prepayments in part, and the period beginning on the fourteenth (14th) day of the month preceding the related Distribution Date (or, the period commencing on the Cut-off Date, in connection with the first Prepayment Period) and ending on the thirteenth (13th) day of the month in which such Distribution Date occurs with respect to Principal Prepayments in full.

“Principal Distribution Amount”: With respect to any Distribution Date, the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount.

“Principal Prepayment”: Any voluntary payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Principal Remittance Amount”: With respect to any Distribution Date, the sum of the Group I Principal Remittance Amount and the Group II Principal Remittance Amount.

“Prospectus Supplement”: The prospectus supplement, dated March 27, 2006, filed with the Commission in connection with the SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1.

“Qualified Substitute Mortgage Loan”: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement or the Mortgage Loan Purchase Agreement which must, on the date of such substitution, (i) have an outstanding principal balance (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding principal balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a Loan-to-Value Ratio and a CLTV as of the date of substitution equal to or lower than the Loan-to-Value Ratio and the CLTV of the Deleted Mortgage Loan as of such date, (iv) have been underwritten or reunderwritten by the Originator in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (v) have a Prepayment Charge provision at least equal to the Prepayment Charge provision of the Deleted Mortgage Loan, (vi) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan, (vii) have the same Due Date as the Deleted Mortgage Loan, (viii) be the same type of mortgage loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the Deleted Mortgage Loan, first or second lien, and have the same credit grade), (ix) if the related Deleted Mortgage Loan is a balloon loan, have the same amortization schedule and final monthly payment as the amortization schedule and final monthly payment of the Deleted Mortgage Loan, and (x) satisfy certain other conditions specified in this Agreement and the Mortgage Loan Purchase Agreement. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clauses (ii) through (vi)

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hereof shall be satisfied for each such mortgage loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity (provided that no such mortgage loan may have a remaining term to maturity longer than the Deleted Mortgage Loan), the Loan-to-Value Ratios and CLTV described in clause (ix) hereof shall be satisfied as to each such mortgage loan, and except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

“Rating Agency or Rating Agencies”: Fitch, Moody’s and S&P or their successors. If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

“Realized Loss”: With respect to any Liquidated Mortgage Loan, the amount of loss realized equal to the portion of the Stated Principal Balance remaining unpaid, plus accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor, which payment had as of the date of purchase been distributed pursuant to Section 5.01, through the end of the calendar month in which the Final Recovery Determination with respect to such Mortgage Loan was made, after application of all Net Liquidation Proceeds in respect of such Mortgage Loan.

Realized Losses allocated to the Class CE Certificates shall be allocated first to the REMIC II Regular Interest Class CE-IO Interest in reduction of all accrued but unpaid interest therein and then to the REMIC II Regular Interest Class CE-PO Interest in reduction of the Uncertificated Principal Balance thereof.

“Record Date”: With respect to each Distribution Date and the Class A Certificates and the Mezzanine Certificates, the Business Day immediately preceding such Distribution Date for so long as such Certificates are Book-Entry Certificates. With respect to each Distribution Date and any other Class of Certificates, including any Definitive Certificates, the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

“Reference Banks”: Barclay’s Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Securities Administrator.

“Refinanced Mortgage Loan”: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

“Regular Certificate”: Any of the Class A Certificates, Mezzanine Certificates, Class CE Certificates or Class P Certificates.

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“Regulation AB”: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time and publicly available.

“Regulation S”: Regulation S promulgated under the 1933 Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition or term contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

“Regulation S Global Security”: The meaning specified in Section 6.01.

“Relevant Servicing Criteria”: The Servicing Criteria applicable to the various parties, as set forth on Exhibit P attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Trustee, the Servicer or the Custodian, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

“Relief Act”: The Servicemembers Civil Relief Act, as amended.

“Relief Act Interest Shortfall”: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Relief Act, or similar state or local laws.

“REMIC”: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC I”: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies, required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (v) the Collection Account, the Distribution Account (subject to the last sentence of this definition) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, a REMIC election will not be made with respect to the Reserve Fund, the Servicer Prepayment Charge Payment Amounts, the Interest Rate Swap Agreement or the Swap Account.

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“REMIC I Regular Interest”: Any of the 4 separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC I Regular Interest LT-I-A”: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

“REMIC I Regular Interest LT-I-B”: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

“REMIC I Regular Interest LT-II-A”: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

“REMIC I Regular Interest LT-II-B”: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II”: The segregated pool of assets described in the Preliminary Statement.

“REMIC II Group I Interest Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC I Group I Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest I-AA minus the Marker Rate, divided by (b) 12.

“REMIC II Group I Overcollateralized Amount”: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC II Group I Regular Interests minus (ii) the aggregate Uncertificated Principal Balances of the REMIC II Group I Regular Interests (other than REMIC II Regular Interests I-AA and I-ZZ), in each case as of such date of determination.

“REMIC II Group I Principal Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC II Regular Interests A-1A and A-1B and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC II Regular Interests A-1A, A-2B, and I-ZZ.

“REMIC II Group I Regular Interest”: REMIC II Interests I-AA, A-1A, A-1B and I-ZZ.

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“REMIC II Group II Interest Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC I Group II Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest II-AA minus the Marker Rate, divided by (b) 12.

“REMIC II Group II Overcollateralized Amount”: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC II Group II Regular Interests minus (ii) the aggregate Uncertificated Principal Balances of the REMIC II Group II Regular Interests (other than REMIC II Regular Interests II-AA and II-ZZ), in each case as of such date of determination.

“REMIC II Group II Principal Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC II Regular Interests A-2A, A-2B, and A-2C, and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC II Regular Interests A-2A, A-2B, A-2C and II-ZZ.

“REMIC II Group II Regular Interest”: REMIC II Interests II-AA, A-2A, A-2B, A-2C and II-ZZ.

“REMIC II Regular Interest A-1A”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest A-1B”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest A-2A”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest A-2B”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest A-2C”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

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“REMIC II Regular Interest I-AA”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest I-ZZ”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest I-ZZ Maximum Interest Deferral Amount”: With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest calculated with the REMIC II Regular Interest I-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC II Regular Interest I-ZZ over (y) the REMIC II Group I Overcollateralized Amount, in each case for such Distribution Date, over (ii) the sum of Uncertificated Accrued Interest on REMIC II Regular Interests A-1A, A-1B, and the Group I Allocation Percentage of REMIC II Regular Interests M-1 through M-12, with the rate on each such REMIC II Regular Interest subject to a cap equal to the applicable Pass-Through Rate for the corresponding Class for the purpose of this calculation multiplied by a fraction, the numerator of which is the actual number of days elapsed in the Accrual Period and the denominator of which is 30.

“REMIC II Regular Interest II-AA”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest II-ZZ”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest II-ZZ Maximum Interest Deferral Amount”: With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest calculated with the REMIC II Regular Interest II-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC II Regular Interest II-ZZ over (y) the REMIC II Group II Overcollateralized Amount, in each case for such Distribution Date, over (ii) the sum of Uncertificated Accrued Interest on REMIC II Regular Interests A-2A, A-2B, A-2C, and the Group II Allocation Percentage of REMIC II Regular Interests M-1 through M-12, with the rate on each such REMIC II Regular Interest subject to a cap equal to the Pass-Through Rate for the corresponding Class for the purpose of this calculation multiplied by a fraction, the numerator of which is the actual number of days elapsed in the Accrual Period and the denominator of which is 30.

“REMIC II Regular Interest M-1”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal

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Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-2”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-3”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-4”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-5”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-6”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-7”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-8”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-9”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-10”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

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“REMIC II Regular Interest M-11”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest M-12”: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Subordinate REMIC II Pass-Through Rate, and that has such other terms as are described herein.

“REMIC II Regular Interest Ms”: REMIC II Regular Interest M-1 through M-12.

“REMIC III”: The segregated pool of assets described in the Preliminary Statement.

“REMIC III Regular Interest”: Any “regular interest” issued by REMIC III the ownership of which is evidenced by a Class A Certificate, Class M Certificate or Class CE Certificate.

“REMIC III Regular Interest CE-IO”: A separate non-certificated regular interest of REMIC III designated as a REMIC III Regular Interest. REMIC III Regular Interest CE-IO shall have no entitlement to principal and shall be entitled to distributions of interest subject to the terms and conditions hereof, in an aggregate amount equal to interest distributable with respect to the Class CE Certificates pursuant to the terms and conditions hereof.

“REMIC III Regular Interest CE-PO”: A separate non-certificated regular interest of REMIC III designated as a REMIC III Regular Interest. REMIC III Regular Interest CE-PO shall have no entitlement to interest and shall be entitled to distributions of principal subject to the terms and conditions hereof, in an aggregate amount equal to principal distributable with respect to the Class CE Certificates pursuant to the terms and conditions hereof.

“REMIC Provisions”: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

“REMIC Regular Interests”: the REMIC I Regular Interests, REMIC II Regular Interests and REMIC III Regular Interests.

“Rents from Real Property”: With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term “rents from real property.”

“REO Account”: The account or accounts maintained, or caused to be maintained, by the Servicer in respect of an REO Property pursuant to Section 3.21 of this Agreement.

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“REO Disposition”: The sale or other disposition of an REO Property on behalf of the Trust.

“REO Disposition Fee”: With respect to each REO Disposition, the greater of (i) $1,500 or (ii) one percent (1%) of the final sales price of such REO Disposition.

“REO Imputed Interest”: As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month’s interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

“REO Principal Amortization”: With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.21(d) of this Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

“REO Property”: A Mortgaged Property acquired by the Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.21 of this Agreement.

“Reportable Event”: As defined in Section 5.09(a)(iv)(A).

“Reporting Servicer”: As defined in Section 5.09(a)(iii)(A)(i).

“Repurchase Price”: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or Section 10.01, and as confirmed by a certification of a Servicing Officer to the Trustee and the Master Servicer, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or a P&I Advance by the Servicer, which payment or P&I Advance had as of the date of purchase been distributed pursuant to Section 5.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or a P&I Advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such

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REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 5.01, (iii) any unreimbursed Servicing Advances and P&I Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account pursuant to Section 3.09(a)(ix) and Section 3.13(b) and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation and any costs and damages incurred by the Trust Fund and the Trustee in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law.

“Required Overcollateralization Amount”: With respect to any Distribution Date (i) prior to the Stepdown Date, the product of (A) 1.15% and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 2.30% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (y) the Overcollateralization Floor, and (iii) on or after the Stepdown Date and a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date. Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate Principal Balance of the Class A Certificates and Mezzanine Certificates to zero, the Required Overcollateralization Amount shall be zero.

“Reserve Fund”: The reserve account established and maintained pursuant to Section 3.24.

“Reserve Interest Rate”: With respect to any Interest Determination Date, the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Securities Administrator, after consultation with the Depositor, are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

“Residential Dwelling”: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative or a mobile or manufactured home.

“Residual Certificate”: The Class R Certificate, evidencing ownership in each of the Class R-I Interest, Class R-II Interest and Class R-III Interest.

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“Residual Interest”: The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”: When used with respect to the Trustee, any officer of the Trustee having direct responsibility for the administration of this Agreement, and with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Certificate”: Any Class M-10, Class M-11 or Class M-12 Certificate and any Restricted Global Security.

“Restricted Global Security”: As defined in Section 6.01.

“Rule 144A”: As defined in Section 6.01(c).

“S&P”: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc.

“Sarbanes-Oxley Act”: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any publicly available interpretations thereof by the Commission’s staff).

“Sarbanes-Oxley Certification”: A written certification signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act is amended, (b) the Rules referred to in clause (ii) are modified or superseded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Commission from time to time pursuant to the Sarbanes-Oxley Act, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous that then form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

“Scheduled Principal Balance”: With respect to any Mortgage Loan: (a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized

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Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

“Second Lien Mortgage Loan”: A Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor as indicated on the Mortgage Loan Schedule.

“SEC Reporting Year”: A fiscal year at the beginning of which the aggregate number of Depository Participants holding a position in all the classes of Offered Certificates outstanding is equal to or greater than the number set forth in Section 15(d) of the Exchange Act (which as of the Closing Date is 300).

“Securities Act”: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Securities Administrator”: As of the Closing Date, Wells Fargo Bank, N.A. and thereafter, its respective successors in interest that meet the qualifications of this Agreement. The Securities Administrator and the Master Servicer shall at all times be the same Person.

“Securitization Transaction”: Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

“Seller”: SG Mortgage Finance Corp. or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

“Senior Interest Distribution Amount”: With respect to any Distribution Date, an amount equal to the sum of (i) the Interest Distribution Amounts for such Distribution Date for the Class A Certificates and (ii) the Interest Carry Forward Amounts, if any, for such Distribution Date for the Class A Certificates.

“Servicer”: Wells Fargo Bank, N.A., or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

“Servicer Event of Default”: One or more of the events described in Section 8.01(a).

“Servicer Prepayment Charge Payment Amount”: The amounts payable by the Servicer in respect of any Prepayment Charges pursuant to Section 2.05 or Section 3.01.

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“Servicer Remittance Date”: With respect to any Distribution Date, the 18th day of the calendar month (or if such day is not a Business Day, the preceding Business Day).

“Servicer Report”: A report in form and substance acceptable to the Master Servicer and Securities Administrator on an electronic data file or tape prepared by the Servicer pursuant to Section 5.03(a) with such additions, deletions and modifications as agreed to by the Master Servicer, the Securities Administrator and the Servicer.

“Servicing Advances”: The customary and reasonable “out-of-pocket” costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Servicer in the performance of its servicing obligations in connection with a default, delinquency or other unanticipated event including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including but not limited to foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.07, Section 3.11, Section 3.13 and Section 3.21 of this Agreement. Servicing Advances also include any reasonable “out-of-pocket” cost and expenses (including legal fees) incurred by the Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments to the extent not recovered from the Mortgagor or otherwise payable under this Agreement. The Servicer shall not be required to make any Nonrecoverable Servicing Advances.

“Servicing Criteria”: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

“Servicing Fee”: With respect to each Mortgage Loan and for any calendar month, an amount equal to one twelfth of the product of the Servicing Fee Rate multiplied by the Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the preceding calendar month. The Servicing Fee is payable solely from collections or recoveries of interest on the Mortgage Loans.

“Servicing Fee Rate”: For any Mortgage Loan, 0.50% per annum.

“Servicing Officer”: Any officer of the Servicer or any employee designated by an officer of the Servicer, in each case involved in, or responsible for, the administration and servicing or master servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Servicer to the Trustee, the Master Servicer, the Securities Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

“Servicing Function Participant”: Any Sub-Servicer or Subcontractor of a Servicer, the Master Servicer, the Trustee, the Custodian or the Securities Administrator, respectively.

“Single Certificate”: With respect to any Class of Certificates (other than the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000. With respect to the

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Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

“Startup Day”: With respect to each Trust REMIC, the day designated as such pursuant to Section 11.01(b) hereof.

“Stated Principal Balance”: With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer or a successor Servicer (including the Master Servicer and distributed pursuant to Section 5.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 5.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the provisions of Section 3.13, to the extent distributed pursuant to Section 5.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Servicer or a successor Servicer (including the Master Servicer) and distributed pursuant to Section 5.01 of this Agreement on or before such date of determination and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 5.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

“Stepdown Date”: The earlier to occur of (a) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date occurring in June 2009 and (ii) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 45.30%.

“Subordinate Certificates”: Collectively, the Mezzanine Certificates and the Class CE Certificates.

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“Subordinate Component”: With respect to each Loan Group and any Distribution Date, the positive excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group, over the aggregate Certificate Principal Balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

“Subcontractor”: A vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Trustee, the Custodian or the Securities Administrator.

“Subsequent Recoveries”: As of any Distribution Date, amounts received during the related Prepayment Period by the Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.08) specifically related to a Mortgage Loan that was the subject of a liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

“Sub-Servicer”: A Person that services Mortgage Loans on behalf of a Servicer, and is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of servicing functions required to be performed under this Agreement, any related servicing agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

“Sub-Servicing Agreement”: The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of this Agreement.

“Substitution Shortfall Amount”: As defined in Section 2.03.

“Swap Account”: The account or accounts created and maintained by the Securities Administrator pursuant to Section 5.04 in the name of the Securities Administrator for the benefit of the Certificateholders and designated “Swap Account, Wells Fargo Bank, N.A., in trust for registered holders of SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1.” The Swap Account must be an Eligible Account.

“Swap LIBOR”: A per annum rate equal to the floating rate payable by the Swap Provider under the Interest Rate Swap Agreement.

“Swap Provider”: Bear Stearns Financial Products, Inc.

“Swap Provider Trigger Event”: Any of the following: (i) an Event of Default under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap Agreement), (ii) a Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or (iii) an Additional Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

“Swap Termination Payment”: The payment due to either party under the Interest Rate Swap Agreement upon the early termination of the Interest Rate Swap Agreement.

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“Tax Returns”: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Telerate Page 3750”: The display designated as page “3750” on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

“Termination Price”: As defined in Section 10.01.

“Three Month Rolling Delinquency Percentage”: With respect to the Mortgage Loans and any Distribution Date, the average for the three most recent calendar months of the fraction, expressed as a percentage, the numerator of which is (x) the sum (without duplication) of the aggregate of the Stated Principal Balances of all Mortgage Loans that are (i) 60 or more days Delinquent, (ii) in bankruptcy and 60 or more days Delinquent, (iii) in foreclosure and 60 or more days Delinquent or (iv) REO Properties, and the denominator of which is (y) the sum of the Stated Principal Balances of the Mortgage Loans, in the case of both (x) and (y), as of the close of business on the last Business Day of each of the three most recent calendar months.

“Transaction Party”: As specified in Section 13.02(a).

“Transfer”: Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

“Transferor”: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

“Trigger Event”: A Trigger Event is in effect with respect to any Distribution Date:

(a) the Three Month Rolling Delinquency Percentage exceeds 35.32% of the Credit Enhancement Percentage or

(b) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date	Percentage
June 2008 to May 2009	1.50% plus 1/12 of 1.85% for each month thereafter

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June 2009 to May 2010	3.35% plus 1/12 of 1.90% for each month thereafter
June 2010 to May 2011	5.25% plus 1/12 of 1.50% for each month thereafter
June 2011 to May 2012	6.75% plus 1/12 of 0.75% for each month thereafter
June 2012 and thereafter	7.50%

“Trust”: SG Mortgage Securities Trust 2006-FRE1, the trust created hereunder.

“Trust Fund”: All of the assets of the Trust, consisting of all of the assets of REMIC I and REMIC II, the Reserve Fund, the Servicer Prepayment Charge Payment Amounts, distributions made to the Trust under the Interest Rate Swap Agreement and the Swap Account.

“Trust REMIC”: Any of REMIC I, REMIC II or REMIC III.

“Trustee”: HSBC Bank USA, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

“Uncertificated Accrued Interest”: With respect to any REMIC I or REMIC II Regular Interest on any Distribution Date, an amount equal to one month’s interest at the related Uncertificated REMIC I or REMIC II Pass-Through Rate on the Uncertificated Principal Balance of such REMIC I or REMIC II Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC I or REMIC II Regular Interest based on their respective entitlements to interest irrespective of any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date).

“Uncertificated Group I Regular Interests”: The Uncertificated Regular Interests containing the designation “A-1”.

“Uncertificated Group II Regular Interests”: The Uncertificated Regular Interests containing the designation “A-2”.

“Uncertificated Notional Amount”: With respect to the Class CE Certificates or the REMIC III Regular CE-IO, immediately prior to any Distribution Date, an amount equal to the aggregate of the Uncertificated Principal Balance of the REMIC II Regular Interests.

“Uncertificated Principal Balance”: The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each Uncertificated Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. The Uncertificated Principal Balance of the Uncertificated Regular Interests shall be reduced by all distributions of principal made on such Uncertificated Regular Interests on a Distribution Date pursuant to Section 5.05 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as principal in Section 5.06, and the Uncertificated Principal Balance of REMIC II Regular Interest I-ZZ and II-ZZ shall be increased by the related interest deferrals as provided in Section 5.05. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

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“Uncertificated Regular Interests”: The REMIC I Regular Interests and the REMIC II Regular Interests.

“Uncertificated REMIC I Pass-Through Rate”: With respect to any Distribution Date and REMIC I LT-I-A and REMIC I LT-I-B, the weighted average of the Net Mortgage Rates of the Group I Loans. With respect to any Distribution Date and REMIC I LT-II-A and REMIC I LT-II-B, the weighted average of the Net Mortgage Rates of the Group II Loans.

“Uncertificated REMIC II Pass-Through Rate”: With respect to any Distribution Date and each Uncertificated REMIC II Regular Interest (other than REMIC II Regular Interest Ms), a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans or Group II Loans, as applicable. With respect to any Distribution Date and each REMIC II Regular Interest M, a per annum rate equal to the Uncertificated Subordinate REMIC II Pass-Through Rate.

“Uncertificated Subordinate REMIC II Pass-Through Rate”: With respect to any Distribution Date and the REMIC II Regular Interest Ms, a per annum rate equal to the weighted average of the Uncertificated REMIC I Pass-Through Rate applicable to REMIC I Class LT-I-A and REMIC I Class LT-II-A, weighted on the basis of the related Subordinate Component.

“Underwriting Guidelines”: The underwriting guidelines of the Originator as described in the Prospectus Supplement under the caption “The Originator — Standards of the Originator.”

“Uninsured Cause”: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.11.

“United States Person”: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on the transfer of any Residual Certificate, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required to be United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter I of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term “United States” shall have the meaning set forth in Section 7701 of the Code.

“U.S. person”: The meaning specified in Regulation S.

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“Value”: With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by the originator of the Mortgage Loan in accordance with such originator’s underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of the Mortgage Loan of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by the originator of the Mortgage Loan in accordance with such originator’s underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a “lease-option purchase,” such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the “lease option purchase price” was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the “lease option purchase price” was set 12 months or more prior to origination.

“Voting Rights”: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates shall have 98% of the Voting Rights (allocated among the Holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates), the Class P Certificates shall have 1% of the Voting Rights and the Residual Certificates shall have 1% of the Voting Rights. The Voting Rights allocated to any Class of Certificates (other than the Class P Certificates and the Residual Certificates) shall be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance or Notional Amount of such Certificates and the Voting Rights allocated to the Class P Certificates and the Residual Certificates shall be allocated among all Holders of each such Class in proportion to such Holders’ respective Percentage Interest; provided, however that when none of the Regular Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of the Residual Certificates in accordance with such Holders’ respective Percentage Interests in the Certificates of such Class.

“Wells Fargo”: Wells Fargo Bank, N.A. or any successor thereto.

Section 1.02 Allocation of Certain Interest Shortfalls.

For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for any Distribution Date, (1) the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class CE Certificates, second, to the Class M-12 Certificates, third, to the Class M-11 Certificates, fourth, to the Class M-10 Certificates, fifth, to the Class M-9 Certificates, sixth, to the Class M-8 Certificates, seventh, to

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the Class M-7 Certificates, eighth, to the Class M-6 Certificates, ninth, to the Class M-5 Certificates, tenth, to the Class M-4 Certificates, eleventh, to the Class M-3 Certificates, twelfth, to the Class M-2 Certificates, thirteenth, to the Class M-1 Certificates and fourteenth, to the Classes of Class A Certificates, on a pro rata basis, in each case based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount, as applicable, of each such Class and (2) the aggregate amount of any Realized Losses and Net WAC Rate Carryover Amounts paid to the Class A Certificates and the Mezzanine Certificates incurred for any Distribution Date shall be allocated to the Class CE Certificates on a pro rata basis based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount thereof, as applicable.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01 Conveyance of the Mortgage Loans.

(a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement (including, without limitation the right to enforce the obligations of the other parties thereto thereunder), (v) all other assets included or to be included in the Trust Fund, (vi) any Net Swap Payment and any Swap Termination Payment paid by the Swap Provider and deposited into the Swap Account, (vii) the Reserve Fund, (viii) the amounts in the Collection Account, the Distribution Account and the Swap Account, and (ix) all proceeds of any of the foregoing. Such assignment includes all interest and principal received by the Depositor or the Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee and the Servicer an executed copy of the Mortgage Loan Purchase Agreement.

In connection with such transfer and assignment, the Depositor, does hereby deliver to, and deposit with Wells Fargo Bank, N.A., as the designated agent of the Trustee (the “Custodian”), the following documents or instruments with respect to each Mortgage Loan so transferred and assigned:

(i) the original Mortgage Note, endorsed either (A) in blank, in which case the Trustee shall cause the endorsement to be completed or (B) in the following form: “Pay to the order of HSBC Bank USA, National Association, as Trustee, without

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recourse”, or with respect to any lost Mortgage Note, an original Lost Note Affidavit substantially in the form of Exhibit H stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans, the aggregate Cut-off Date Principal Balance, as applicable, of which is less than or equal to 1.00% of the Pool Balance as of the Cut-off Date;

(ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(iii) an original Assignment. The Mortgage shall be assigned either (A) in blank or (B) to “HSBC Bank USA, National Association, as Trustee, without recourse”;

(iv) an original of any intervening assignment of Mortgage showing a complete chain of assignments;

(v) the original or a certified copy of lender’s title insurance policy;

(vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(vii) any additional documents included in the definition of “Mortgage File”.

The Custodian agrees to execute and deliver to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

(b) If any of the documents referred to in Section 2.01(a)(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Originator, in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender’s title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(a)(v) above, the Depositor (or the Servicer on behalf of the Depositor), shall deliver or cause to be delivered to the Trustee or the Custodian, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company or an original attorney’s opinion of title, with the original or a certified copy thereof to be delivered to the Trustee or the Custodian, promptly upon receipt thereof. Each of the Servicer and the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect

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to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Depositor shall have 120 days to cause the Originator or the Seller (as applicable) to cure such defect or deliver such missing document to the Trustee or the Custodian. If such defect is not cured or such missing document is not delivered within such time period, the Depositor shall cause the Originator or the Seller (as applicable) to either repurchase or substitute such Mortgage Loan in accordance with Section 2.03.

The Depositor (at its own expense) shall cause the Assignments which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.01(iii) hereof, and to the extent necessary, in Section 2.01(iv) hereof to be recorded. The Depositor shall be required to deliver such Assignments for recording within 90 days of the Closing Date. Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless the Trustee and the Depositor receive notice that such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates; provided, however, each Assignment shall be submitted for recording by the Depositor in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of: (i) reasonable direction by Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Servicer Event of Termination, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Servicer, (iv) the occurrence of a servicing transfer as described in Section 8.02 hereof, (v) with respect to any one Assignment the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage and (vi) any Mortgage Loan that is 90 days or more Delinquent and such recordation would be necessary to facilitate conversion of the Mortgaged Property in accordance with Section 3.13. Upon (a) receipt of written notice from the Trustee that recording of the Assignments is required pursuant to one or more of the conditions (excluding (v) and (vi) above) set forth in the preceding sentence or (b) upon the occurrence of condition (v) or (vi) in the preceding sentence, the Depositor shall be required to deliver such Assignments for recording as provided above, promptly and in any event within 30 days following receipt of such notice. Notwithstanding the foregoing, if the Depositor fails to pay the cost of recording the Assignments, such expense will be paid by the Trust. To the extent not previously delivered to the Trustee by the Depositor, the Depositor shall furnish the Custodian (as the Trustee’s agent), with a copy of each Assignment submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document

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submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 365 days of its submission for recordation. In the event that the Servicer cannot provide a copy of such document certified by the public recording office within such 365 day period, an Officers’ Certificate of the Servicer which shall (A) identify the recorded document, (B) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (C) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, if known and (D) specify the date the applicable recorded document is expected to be delivered to the Custodian, and upon receipt of a copy of such document certified by the public recording office, the Servicer shall immediately deliver such document to the Custodian. In the event the appropriate public recording office will not certify as to the accuracy of such document, the Servicer shall deliver a copy of such document certified by an officer of the Servicer to be a true and complete copy of the original to the Custodian.

The parties hereto understand and agree that it is not intended that any mortgage loan be included in the Trust that is a high-cost home loan as defined by the HOEPA or any other applicable predatory or abusive lending laws.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of Mortgage Files, including but not limited to certain insurance policies and documents contemplated by Section 4.11 of this Agreement, and preparation and delivery of the certifications shall be performed by the Custodian pursuant to the terms and conditions hereof.

Section 2.02 Acceptance by Trustee.

Subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section 2.01 above and all other assets included in the definition of “Trust Fund” and declares that it, or the Custodian on its behalf, holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Fund” in trust for the exclusive use and benefit of all present and future Certificateholders.

The Custodian agrees, for the benefit of the Certificateholders, to review pursuant to Section 2.01 each Mortgage File on or prior to the Closing Date, with respect to each Mortgage Loan (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage, within 45 days after the assignment thereof). The Custodian further agrees, for the benefit of the Certificateholders, to certify to the Depositor, the Servicer and the Trustee in substantially the form attached hereto as Exhibit F-1, within 45 days after the Closing Date, with respect to each Mortgage Loan (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage, within 45 days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being

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covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to item (i) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

Prior to the first anniversary date of this Agreement, the Custodian shall deliver to the Depositor, the Servicer and the Trustee a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Originator, the Depositor, the Trustee and the Servicer. In addition, upon the discovery by the Depositor, the Trustee or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Originator or the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement and the Originator.

The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee in trust for the benefit of the Certificateholders and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority perfected security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.

Section 2.03 Repurchase or Substitution of Mortgage Loans.

(a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of a breach by the Originator or the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Custodian or the Trustee shall promptly notify the Depositor, the Seller, the Originator and the Servicer of such defect, missing document

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or breach and request that the Originator or the Seller deliver such missing document, cure such defect or breach within 60 days from the date the Originator or the Seller was notified of such missing document, defect or breach, and if the Originator or the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Originator or the Seller under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from the Trust Fund to the extent that the Originator or the Seller is obligated to do so under the Mortgage Loan Purchase Agreement. Pursuant to the Mortgage Loan Purchase Agreement, the Repurchase Price for the repurchased Mortgage Loan shall be remitted to the Servicer for deposit in the Collection Account and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release or cause the Custodian to release to the Originator or to the Seller (as applicable) the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator or the Seller shall furnish to it and as shall be necessary to vest in the Originator or the Seller any Mortgage Loan released pursuant hereto, and the Trustee and the Custodian shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Originator or the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in the Mortgage Loan Purchase Agreement.

In addition, promptly upon the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the representation or covenant of the Originator set forth in Section 6(ggg) of the Mortgage Loan Purchase Agreement which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the Servicer shall promptly notify the Master Servicer, which, in turn will notify the Trustee of such breach. The Trustee shall enforce the obligations of the Originator or the Seller (as applicable) under the Mortgage Loan Purchase Agreement to remedy such breach to the extent and in the manner set forth in the Mortgage Loan Purchase Agreement.

(b) As to any Deleted Mortgage Loan for which the Originator or the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Trustee shall require that any such substitution shall be effected by the Originator or the Seller delivering to the Trustee or the Custodian on behalf of the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Custodian on behalf of the Trustee shall acknowledge receipt of such Qualified Substitute Mortgage Loan or Loans, and within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor, the Trustee and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, an initial certification in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian on behalf of the Trustee shall deliver to the Depositor, the Trustee and the Servicer a final certification pursuant to the this Agreement with respect to such Qualified Substitute Mortgage Loan or

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Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Originator or the Seller (as applicable) shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee and the Servicer. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement including all applicable representations and warranties thereof included herein or in the Mortgage Loan Purchase Agreement.

For any month in which the Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month’s interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Originator or the Seller, pursuant to the Mortgage Loan Purchase Agreement, will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee or the Custodian on behalf of the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans, upon receipt of a request for release and certification by the Servicer of such deposit, shall release to the Originator or the Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator or the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the Originator or the Seller, as the case may be, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any Trust Fund, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(c) Upon discovery by the Depositor, the Seller, the Originator, the Servicer or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, if the affected Mortgage Loan’s status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Originator or the Seller under the Mortgage

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Loan Purchase Agreement, the Trustee shall enforce the obligation of the Originator or the Seller, as applicable, under the Mortgage Loan Purchase Agreement, to repurchase such Mortgage Loan or to substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan. If the affected Mortgage Loan’s status as a non-qualified mortgage does not result from a breach of representation or warranty, the Depositor shall repurchase or substitute such Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a) and in the Mortgage Loan Purchase Agreement. The Trustee shall convey to the Originator, the Seller or Depositor, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for any other breach of a representation or warranty.

(d) [Reserved].

(e) [Reserved].

(f) [Reserved].

Section 2.04 Representations and Warranties of the Master Servicer.

The Master Servicer hereby represents, warrants and covenants to the Servicer, the Depositor and the Trustee, for the benefit of each of the Trustee and the Certificateholders, that as of the Closing Date or as of such date specifically provided herein:

(i) The Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

(ii) The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii) The execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body

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having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

(iv) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

(v) No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof,

(vi) There are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

(vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.04 shall survive the resignation or termination of the parties hereto and the termination of this Agreement and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders.

Section 2.05 Representations, Warranties and Covenants of the Servicer.

The Servicer hereby represents, warrants and covenants to the Master Servicer, the Securities Administrator, the Depositor and the Trustee, for the benefit of each of such Persons and the Certificateholders that as of the Closing Date or as of such date specifically provided herein:

(i) The Servicer is a corporation duly organized and validly existing under the laws of the State of California and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law

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to effect such qualification, and in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

(ii) The Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii) The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term or provision of the articles of incorporation or by-laws of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement, (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole or (z) the legality, validity or enforceability of this Agreement;

(iv) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

(v) No litigation is pending against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi) There are no actions or proceedings against, or investigations known to it of, the Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the

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transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement;

(vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

(viii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains any untrue statement of a material fact;

(ix) The Servicer covenants that its computer and other systems used in servicing the Mortgage Loans operate in a manner such that the Servicer can service the Mortgage Loans in accordance with the terms of this Agreement; and

(x) The Servicer will not waive any Prepayment Charge with respect to any Mortgage Loan other than in accordance with the standard set forth in Section 3.01.

Within 90 days of the earlier of discovery by the Servicer or receipt of notice to the Servicer of a breach of any representation, warranty or covenant of the Servicer set forth in this Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan or Prepayment Charge, the Servicer shall cure such breach in all material respects.

Notwithstanding anything to the contrary contained in this Agreement, if the covenant of the Servicer set forth in Section 2.05(x) above is breached, the Servicer will pay the amount of such waived Prepayment Charge, from its own funds without any right of reimbursement, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Collection Account, within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of such breach. Furthermore, notwithstanding any other provisions of this Agreement, any payments made by the Servicer in respect of any waived Prepayment Charges pursuant to this paragraph shall be deemed to be paid outside of the Trust Fund.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive the resignation or termination of the parties hereto, the termination of this Agreement and the delivery of the Mortgage Files to the Custodian and shall inure to the benefit of the Trustee, the Master Servicer, the Securities Administrator, the Depositor and the Certificateholders. Upon discovery by any such Person or the Servicer of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee. Subject to Section 8.01, unless such breach shall not be susceptible of cure within 90 days, the obligation of the

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Servicer set forth in this Section 2.05 to cure breaches shall constitute the sole remedy against the Servicer available to the Certificateholders, the Depositor or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.

Section 2.06 Issuance of Certificates.

The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to the Custodian on its behalf of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Securities Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund.

Section 2.07 Issuance of the REMIC I Regular Interests and the Class R-I Interest; Conveyance of the REMIC I Regular Interests and Acceptance of REMIC II by the Trustee.

(a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the assets described in the definition of REMIC I for the benefit of the holders of the REMIC I Regular Interests (which are uncertificated) and the Class R Certificates (in respect of the Class R-1 Interest). The Trustee acknowledges receipt of the assets described in the definition of REMIC I and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC I Regular Interests and the Class R Certificates (in respect of the Class R-1 Interest). The interests evidenced by the Class R-1 Interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I.

(b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the holders of the REMIC II Regular Interests (which are uncertificated). The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Regular Interests. The interests evidenced by the Class R-2 Interest, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

(c) The Trustee acknowledges the assignment to it of the REMIC Regular Interests and concurrently therewith and in exchange therefor, the Securities Administrator, pursuant to, the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Residual Certificates.

Section 2.08 Negative Covenants of the Trustee, the Servicer and the Master Servicer.

Except as otherwise expressly permitted by this Agreement, the Trustee, the Servicer and the Master Servicer shall not cause the Trust Fund to:

(i) sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund;

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(ii) dissolve or liquidate the Trust Fund in whole or in part;

(iii) engage, directly or indirectly, in any business other than that arising out of the issue of the Certificates, and the actions contemplated or required to be performed under this Agreement;

(iv) incur, create or assume any indebtedness for borrowed money;

(v) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

(vi) merge, convert or consolidate with any other Person.

Section 2.09 Establishment of the Trust.

The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as “SG Mortgage Securities Trust 2006-FRE1” and does hereby appoint HSBC Bank USA, National Association, as Trustee in accordance with the provisions of this Agreement.

Section 2.10 [Reserved].

ARTICLE III

ADMINISTRATION AND SERVICING

OF THE MORTGAGE LOANS; ACCOUNTS

Section 3.01 Servicer to Act as Servicer.

Beginning on May 1, 2006, the Servicer shall service and administer the Mortgage Loans on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and all applicable law and regulations, and to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

(i) any relationship that the Servicer’s or any Affiliate of the Servicer may have with the related Mortgagor;

(ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

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(iii) the Servicer’s obligation to make P&I Advances or Servicing Advances; or

(iv) the Servicer’s right to receive compensation for its services hereunder.

To the extent consistent with the foregoing, the Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes related to the Mortgage Loans and shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, and if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default, (ii) such Prepayment Charge is unenforceable in accordance with applicable law or the collection of such related Prepayment Charge would otherwise violate applicable law; or (iii) notwithstanding any state or federal law to the contrary, when a Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent Mortgage Loan.

Subject only to the above-described servicing standards (the “Accepted Servicing Practices”) and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trust Fund, the Certificateholders and the Trustee or any of them, and upon written notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge or subordination, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee, for the benefit of the Trust Fund and the Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.14, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and furnished to the Trustee by the Servicer, and the Trustee shall not be liable for the actions of the Servicer under such powers of attorney, or such other documents furnished by the Trustee pursuant to this paragraph and shall be indemnified by the Servicer for any cost, liability or expense incurred by the Trustee in connection with the Servicer’s use or misuse of any such power of attorney or other document furnished by the Trustee pursuant to this paragraph.

In accordance with Accepted Servicing Practices, the Servicer shall make or cause to be made Servicing Advances as necessary for the purpose of effecting the payment of taxes and

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assessments on the Mortgaged Properties, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.07, and further as provided in Section 3.09; provided, however, the Servicer shall only make such Servicing Advance if the related Mortgagor has not made such payment and if the failure to make such Servicing Advance would result in the loss of the related Mortgaged Property due to a tax sale or foreclosure as result of a tax lien. Any cost incurred by the Servicer in effecting the payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating the Stated Principal Balance of such Mortgage Loan or distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan and the Servicer shall not permit any modification with respect to any related Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such related Mortgage Loan (unless, as provided in Section 3.06, the related Mortgagor is in default with respect to the related Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions after the startup date” under the REMIC Provisions.

Section 3.02 Sub-Servicing Agreements Between the Servicer and Sub-Servicers.

The Servicer may arrange for the subservicing of any Mortgage Loan by a Sub-Servicer pursuant to a Sub-Servicing Agreement; provided that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder and that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates. The Trustee is hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement that meets the requirements applicable to Sub- Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement. Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub- Servicer or reference to actions taken through the Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Every Sub-Servicing Agreement entered into by the Servicer shall contain

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a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed. All actions of each Sub-Servicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Sub- Servicer regardless of whether such payments are remitted by the Sub-Servicer to the Servicer.

Section 3.03 Successor Sub-Servicers.

Any Sub-Servicing Agreement shall provide that the Servicer shall be entitled to terminate any Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02. Any Sub- Servicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Servicer (which may be the Trustee or the Master Servicer) without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or any successor to the Servicer) shall, for any reason, no longer be the Servicer, (including termination due to a Servicer Event of Default).

Section 3.04 No Contractual Relationship Between Sub-Servicer, Trustee or the Certificateholders.

Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Master Servicer, the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 3.05. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fee.

Section 3.05 Assumption or Termination of Sub-Servicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor Servicer (which may be the Trustee or the Master Servicer) pursuant to Section 8.02, it is understood and agreed that the Servicer’s rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer shall be assumed simultaneously by such successor Servicer without act or deed on the part of such successor Servicer; provided, however, that any successor Servicer may terminate the Sub-Servicer.

The Servicer shall, upon the reasonable request of the Master Servicer, but at its own expense, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

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The Servicing Fee payable to any such successor Servicer shall be payable from payments received on the Mortgage Loans in the amount and in the manner set forth in this Agreement.

Section 3.06 Collection of Certain Mortgage Loan Payments.

The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and Accepted Servicing Practices, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, penalty interest or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note; provided that any extension pursuant to this clause shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely P&I Advances on such Mortgage Loan during such extension pursuant to Section 5.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement.

Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with Accepted Servicing Practices may waive, modify or vary any term of such Mortgage Loan (including but not limited to modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action).

Section 3.07 Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

To the extent the terms of a Mortgage related to a Mortgage Loan provide for Escrow Payments, the Servicer shall establish and maintain one or more accounts (the “Servicing Accounts”), into which all collections from the related Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, fire, flood, and hazard insurance premiums, and comparable items for the account of the Mortgagors (“Escrow Payments”) shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the Servicing Accounts on a daily basis and in no event later than the second Business Day after receipt, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, fire, flood, and hazard insurance premiums, and comparable items; (ii) reimburse itself out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.11 (with respect to fire, flood and hazard insurance); (iii) refund to Mortgagors any sums as may be

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determined to be overages; (iv) pay interest to the Servicer or, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article X. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law, and to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. Notwithstanding the foregoing, the Servicer shall not be obligated to collect Escrow Payments if the related Mortgage Loan does not require such payments but the Servicer shall nevertheless be obligated to make Servicing Advances as provided in Section 3.01 and Section 3.11. In the event the Servicer shall deposit in the Servicing Accounts any amount not required to be deposited therein, it may at any time withdraw such amount from the Servicing Accounts, any provision to the contrary notwithstanding.

To the extent that a Mortgage does not provide for Escrow Payments, the Servicer (i) shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer shall, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property unless the Servicer determines the advance to be nonrecoverable. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments subject to its determination of recoverability.

Section 3.08 Collection Account and Distribution Account.

(a) On behalf of the Trust Fund, the Servicer shall establish and maintain one or more Collection Accounts, held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis and in no event later than two Business Days after receipt, as and when received or as otherwise required hereunder, the following payments and collections received or made by it on or subsequent to the Cut-off Date other than amounts attributable to a Due Date on or prior to the Cut-off Date or payments received by it on or prior to the Cut-off Date, but allocable to a Due Period subsequent thereto:

(i) all payments on account of principal, including Principal Prepayments (but not Prepayment Charges), on the Mortgage Loans;

(ii) all payments on account of interest (net of the related Servicing Fee and any Prepayment Interest Excess) on each Mortgage Loan;

(iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property) and all Subsequent Recoveries;

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(iv) any amounts required to be deposited by the Servicer pursuant to Section 3.10 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

(v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.11(a) in respect of any blanket policy deductibles;

(vi) any Repurchase Price or Substitution Shortfall Amount delivered to the Servicer and all proceeds (net of amounts payable or reimbursable to the Servicer, the Master Servicer, the Trustee, the Custodian or the Securities Administrator) of Mortgage Loans purchased in accordance with Section 2.03, Section 3.13 or Section 10.01; and

(vii) any Prepayment Charges collected by the Servicer and the Servicer Prepayment Charge Payment Amounts in connection with the Principal Prepayment of any of the Mortgage Loans.

The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees or other similar fees need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

(b) On behalf of the Trust Fund, the Securities Administrator shall establish and maintain one or more accounts (such account or accounts, the “Distribution Account”), held in trust for the benefit of the Trustee, the Trust Fund and the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Securities Administrator in immediately available funds for deposit in the Distribution Account on or before the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and the amount of all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans then on deposit in the Collection Account. If the balance on deposit in the Collection Account exceeds $100,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of “Eligible Account,” the Servicer shall, on or before 5:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator or the Seller pursuant to Section 3.09(a) and shall pay such amounts to the Persons entitled thereto.

With respect to any remittance received by the Securities Administrator on or after the first Business Day following the Business Day on which such payment was due, the Securities Administrator shall send written notice thereof to the Servicer. The Servicer shall pay to the Securities Administrator interest on any such late payment by the Servicer at an annual rate equal to Prime Rate (as defined in the Wall Street Journal) plus one percentage point, but in no event

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greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Securities Administrator on the date such late payment is made and shall cover the period commencing with the day following such first Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest, or the failure of the Securities Administrator to notify the Servicer of such interest, shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

(c) Funds in the Collection Account maintained by the Servicer and funds in the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.10. The Servicer shall give notice to the Securities Administrator and the Master Servicer, and, upon request, the Master Servicer shall give notice to the Trustee and the Depositor, of the location of the Collection Account maintained by the Servicer when established and prior to any change thereof. The Securities Administrator shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

(d) Funds held in the Collection Account maintained by the Servicer at any time may be delivered by the Servicer in immediately available funds to the Securities Administrator for deposit in the Distribution Account. In the event the Servicer shall deliver to the Securities Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Securities Administrator withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In no event shall the Securities Administrator incur liability as a result of withdrawals from the Distribution Account at the direction of the Servicer in accordance with the immediately preceding sentence. In addition, the Servicer shall deliver to the Securities Administrator no later than the Servicer Remittance Date the amounts set forth in clauses (i) through (iv) below:

(i) any P&I Advances, as required pursuant to Section 5.03;

(ii) any amounts required to be deposited pursuant to Section 3.21(d) or 3.21(f) in connection with any REO Property;

(iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01; and

(iv) any amounts required to be deposited pursuant to Section 3.22 in connection with any Prepayment Interest Shortfalls.

Section 3.09 Withdrawals from the Collection Account and Distribution Account.

(a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 5.03:

(i) to remit to the Securities Administrator for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.08(b) or permitted to be so remitted pursuant to the first sentence of Section 3.08(d);

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(ii) subject to Section 3.13(d), to reimburse itself (including any successor Servicer) for P&I Advances made by it, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 5.03;

(iii) subject to Section 3.13(d), to pay itself any unpaid Servicing Fees and reimburse itself any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan or to the extent of funds held in the Collection Account for future distribution that were not included in Available Distribution Amount for the preceding Distribution Date;

(iv) to pay to itself as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

(v) to pay itself or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 all amounts received thereon not included in the Repurchase Price or the Substitution Shortfall Amount;

(vi) to reimburse itself (including any successor Servicer) for any P&I Advance or Servicing Advance previously made by it which it has determined to be a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance in accordance with the provisions of Section 5.03;

(vii) to reimburse itself or the Depositor for expenses incurred by or reimbursable to it or the Depositor, as the case may be, pursuant to Section 3.01 or Section 7.03;

(viii) to reimburse itself or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 of this Agreement that were included in the Repurchase Price of the related Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

(ix) to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.13(b);

(x) to pay to itself any Prepayment Interest Excess on the Mortgage Loans to the extent not retained pursuant to Section 3.08(a)(ii)); and

(xi) to clear and terminate the Collection Account pursuant to Section 10.01.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account,

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to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (vii), (viii), (ix) and (x) above.

(b) The Securities Administrator shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

(i) to make distributions to Certificateholders in accordance with Section 5.01;

(ii) to pay to itself, the Custodian, the Master Servicer and the Trustee amounts to which it is entitled pursuant to Section 9.05 or any other provision of this Agreement and any Extraordinary Trust Fund Expenses;

(iii) to reimburse itself or the Master Servicer pursuant to Section 8.02;

(iv) to pay any amounts in respect of taxes pursuant to Section 11.01(g)(v);

(v) to pay the Credit Risk Management Fee to the Credit Risk Manager; and

(vi) to clear and terminate the Distribution Account pursuant to Section 10.01.

Section 3.10 Investment of Funds in the Investment Accounts.

(a) The Servicer may direct, by means of written directions (which may be standing directions), any depository institution maintaining the Collection Account to invest the funds in such Collection Account (for purposes of this Section 3.10, an “Investment Account”) in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor on such Permitted Investment. Amounts in the Distribution Account may be invested in Permitted Investments as directed in writing by the Master Servicer and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Securities Administrator shall be entitled to sole possession over each such investment in the Distribution Account, and subject to subsection (b) below, the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in the Collection Account maintained by the Servicer are at any time invested in a Permitted Investment payable on demand, the party with investment discretion over such Investment Account shall:

(x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

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(y) demand payment of all amounts due thereunder promptly upon receipt by such party of written notice from the Servicer that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Servicer, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.09. The Servicer shall deposit in the Collection Account maintained by the Servicer the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. All earnings and gain realized from the investment of funds deposited in the Distribution Account shall be for the benefit of the Master Servicer. The Master Servicer shall remit from its own funds for deposit into the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account.

(c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may, and subject to Section 9.01 and Section 9.02(a)(v), shall, at the written direction of the Servicer, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

(d) The Trustee, the Master Servicer or their respective Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee’s or the Master Servicer’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Trustee or the Master Servicer pursuant to Section 3.09 or 3.10 or otherwise payable in respect of Extraordinary Trust Fund Expenses. Such additional compensation shall not be an expense of the Trust Fund.

Section 3.11 Maintenance of Hazard Insurance, Errors and Omissions and Fidelity Coverage and Primary Mortgage Insurance.

(a) The terms of each Mortgage Note require the related Mortgagor to maintain fire, flood and hazard insurance policies. To the extent such policies are not maintained, the Servicer shall cause to be maintained for each Mortgaged Property fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to compensate fully for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less

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than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire and hazard insurance on each REO Property with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with Accepted Servicing Practices, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.09, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.21, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating the Stated Principal Balance of such Mortgage Loan or distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best’s Key Rating Guide or otherwise acceptable to Fannie Mae or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations to cause fire and hazard insurance to be maintained on the Mortgaged Properties, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.11, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Trust Fund and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of its respective obligations under this Agreement, which policy or policies shall be in such form and

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amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer, has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer, has such errors and omissions and fidelity bond coverage, and by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Trustee.

(c) The Servicer shall not take any action that would result in noncoverage under any applicable primary mortgage insurance policy of any loss which, but for the actions of the Servicer would have been covered thereunder. The Servicer shall use its best efforts to keep in force and effect any applicable primary mortgage insurance policy, and to the extent that the related Mortgage Loan requires the Mortgagor to maintain such insurance, any other primary mortgage insurance applicable to any Mortgage Loan. Except as required by applicable law or the related Mortgage Loan Documents, the Servicer shall not cancel or refuse to renew any such primary mortgage insurance policy that is in effect at the date of the initial issuance of the related Mortgage Note and is required to be kept in force hereunder.

The Servicer agrees to present on behalf of the Trustee and the Certificateholders claims to the applicable insurer under any other primary mortgage insurance policies, and in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Mortgage Loans. Pursuant to Section 3.08, any amounts collected by the Servicer under any primary mortgage insurance policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.09.

Section 3.12 Enforcement of Due-on-Sale Clauses; Assumption Agreements.

The Servicer shall, to the extent it has knowledge of any conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer shall enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note, and to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the then current underwriting criteria of the Servicer for mortgage loans similar to the Mortgage Loans. In connection with any assumption or substitution, the Servicer shall apply such underwriting

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standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee (or the Custodian) that any such substitution or assumption agreement has been completed by forwarding to the Trustee the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.12, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 3.13 Realization Upon Defaulted Mortgage Loans.

(a) The Servicer shall use its best efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Sections 3.09 and 3.21. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

(b) Notwithstanding the foregoing provisions of this Section 3.13 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trust Fund, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trust Fund, the Trustee or the Certificateholders would be considered to hold title to, to be a “mortgagee-in- possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the

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Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by an Independent Person who regularly conducts environmental audits using customary industry standards, that:

(1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous material, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.13 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.09(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Sections 3.09(a)(iii) or 3.09(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

(c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.09(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest

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then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 3.09(a)(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer for any related unreimbursed Advances in accordance with Section 3.09(a)(ii) and any other amounts reimbursable to the Servicer pursuant to Section 3.09, and second, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.08(b).

Section 3.14 Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will promptly furnish to the Custodian, on behalf of the Trustee, two copies of a request for release substantially in the form attached to this Agreement as Exhibit E signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall within three (3) Business Days release the related Mortgage File to the Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

(b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form attached to this Agreement (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release within three (3) Business Days the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer.

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Notwithstanding the foregoing, in connection with a Principal Prepayment in full of any Mortgage Loan, the Master Servicer may request release of the related Mortgage File from the Custodian, in the event the Servicer fails to do so.

Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer, any court pleadings, requests for trustee’s sale or other documents prepared and delivered to the Trustee and reasonably acceptable to it and necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale. So long as no Servicing Termination Event shall have occurred and be continuing, the Servicer shall have the right to execute any and all such court pleadings, requests and other documents as attorney-in-fact for, and on behalf of the Trustee. Notwithstanding anything to the contrary herein, the Trustee shall in no way be liable or responsible for the willful malfeasance of the Servicer, or for any wrongful or negligent actions taken by the Servicer, while the Servicer is acting pursuant to the powers granted to it in this paragraph.

Section 3.15 Servicing Compensation.

As compensation for the activities of the Servicer, hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.22. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.09(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.21. The right to the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer’s responsibilities under this Agreement to the extent permitted herein.

Additional servicing compensation in the form of assumption fees, late payment charges and other miscellaneous fees (other than Prepayment Charges) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.09(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.21(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.10. In addition, the Servicer shall be entitled to retain or withdraw from the Collection Account, pursuant to Section 3.09(a)(x), any Prepayment Interest Excess with respect to the Mortgage Loans as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

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Section 3.16 Collection Account Statements.

Not later than twenty days after each Distribution Date, the Servicer shall forward to the Master Servicer and the Securities Administrator, and, upon request, the Securities Administrator shall forward to the Trustee and the Depositor, a statement prepared by the institution at which the Collection Account is maintained setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.08(a) and each category of withdrawal specified in Section 3.09. Copies of such statement shall be provided by the Securities Administrator to any Certificateholder and to any Person identified to the Securities Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Securities Administrator.

Section 3.17 Statement as to Compliance.

The Servicer, Master Servicer and the Securities Administrator shall deliver (or otherwise make available) (and the Trustee, the Servicer, the Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Securities Administrator on or before March 1 (with a ten-calendar day cure period) of each year, commencing in March 2007, and, in turn, the Securities Administrator will forward to the Depositor, an Officer’s Certificate stating, as to the signer thereof, that:

(i) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement or such other applicable agreement in the case of a Servicing Function Participant, has been made under such officer’s supervision; and

(ii) to the best of such officer’s knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such other applicable agreement in the case of a Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

In the event the Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party or the Trustee is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of a Servicing Function Participant, as the case may be, such party shall provide an Officer’s Certificate pursuant to this Section 3.17 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

Section 3.18 Assessments of Compliance and Accountant’s Attestation Reports.

By March 1 (with a ten-calendar day cure period) of each year, commencing in March 2007, the Servicer, the Master Servicer, the Securities Administrator, and the Custodian, each at its own expense, shall furnish or otherwise make available, and each such party and the Trustee shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense,

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to the Securities Administrator and, in turn, the Securities Administration shall forward the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 5.09(a)(iii), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Servicer, the Master Servicer, the Custodian and the Trustee shall each forward to the Securities Administrator and, in turn, the Securities Administrator shall forward the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Servicer, the Master Servicer, the Custodian and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties and the Trustee will also at such time include the assessment and attestation pursuant to Section 3.18 of each Servicing Function Participant engaged by it.

Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Servicer, the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by such parties or the Trustee as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit P and notify the Depositor of any exceptions.

In the event the Servicer, the Master Servicer, the Securities Administrator, the Custodian, or any Servicing Function Participant engaged by any such party or the Trustee is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 3.18, or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

By March 1 (with a ten-calendar day cure period) of each year, commencing in March 2007, the Servicer, the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall cause, and each such party and the Trustee shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Servicer, Master Servicer, the Trustee, the Securities Administrator, or such other Servicing Function Participants, as the case

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may be) and that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

Promptly after receipt of each such assessment of compliance and attestation report, the Securities Administrator shall confirm that each assessment submitted pursuant to Section 3.18 is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

In the event the Servicer, the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by any such party or the Trustee, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable custodial agreement, servicing agreement or sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this Section 3.18, or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

Section 3.19 [Reserved]

Section 3.20 Access to Certain Documentation.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificate Owner, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. Nothing in this Section 3.20 shall limit the obligation of the Servicer to comply with any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 3.20 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. The Servicer shall not be required to make copies of or ship documents to any Person unless provisions have been made for the reimbursement of the costs thereof.

Section 3.21 Title, Management and Disposition of REO Property.

(a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, on behalf of the Trust Fund and for the benefit of the

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Certificateholders. The Servicer, on behalf of REMIC I, shall either sell any REO Property by the close of the third calendar year following the calendar year in which REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer had delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.

(b) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee, on behalf of the Trust Fund and for the benefit of the Certificateholders (the “REO Account”), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

(c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by it or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

(i) all insurance premiums due and payable in respect of such REO Property;

(ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

(iii) all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is

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necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding the foregoing, the Servicer, on behalf of the Trust Fund, shall not:

(i) enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

(ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

(iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

(iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Servicer and the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

(i) the terms and conditions of any such contract shall not be inconsistent herewith;

(ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

(iii) none of the provisions of this Section 3.21(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Trust Fund and for the benefit of the Certificateholders with respect to the operation and management of any such REO Property; and

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(iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer’s compensation pursuant to Section 3.15 is sufficient to pay such fees. Any such agreement shall include a provision that such agreement may be immediately terminated by the Trustee (as successor Servicer) or any other successor Servicer (including the Master Servicer) without fee, in the event the Servicer shall for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default).

(d) In addition to the withdrawals permitted under Section 3.21(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.08(d)(ii), for distribution on the related Distribution Date in accordance with Section 5.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.21(c) or this Section 3.21(d).

(e) Subject to the time constraints set forth in Section 3.21(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Practices.

(f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan, shall be deposited in the Distribution Account in accordance with Section 3.08(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 5.01. As soon as practical thereafter the expenses of such REO Disposition shall be paid and the Servicer shall collect the related REO Disposition Fee and reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made under Section 3.21(d). Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

(g) The Servicer shall file information returns (and shall provide a certification of a Servicing Officer to the Master Servicer that such filings have been made) with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code,

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respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 3.22 Obligations of the Servicer in Respect of Prepayment Interest Shortfalls; Relief Act Interest Shortfalls.

The Servicer shall deliver to the Securities Administrator for deposit into the Distribution Account on or before 12:00 noon New York time on the Servicer Remittance Date from its own funds an amount (the “Compensating Interest”) equal to the lesser of (i) the aggregate amount of the Prepayment Interest Shortfalls attributable to prepayments in full on the Mortgage Loans for the related Distribution Date resulting solely from voluntary Principal Prepayments received by the Servicer during the related Prepayment Period and (ii) the aggregate amount of the related Servicing Fees payable to the Servicer on such Distribution Date and any Prepayment Interest Excess earned during the related Prepayment Period with respect to the Mortgage Loans. The Servicer shall not have the right to reimbursement for any amounts remitted to the Securities Administrator in respect of this Section 3.22. The Servicer shall not be obligated to pay the amounts set forth in this Section 3.22 with respect to shortfalls resulting from the application of the Relief Act.

Section 3.23 Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.

In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note or this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Securities Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Securities Administrator and the Master Servicer, the Depositor and any successor Servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.23 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note and Mortgage, to the extent permitted by applicable law.

Section 3.24 Reserve Fund.

(a) No later than the Closing Date, the Securities Administrator shall establish and maintain with itself a separate, segregated trust account titled, “Reserve Fund, Wells Fargo Bank, N.A., as Securities Administrator, in trust for registered Holders of SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1” which shall be an Eligible Account.

(b) On each Distribution Date as to which there is a Net WAC Rate Carryover Amount payable to the Class A Certificates and/or the Mezzanine Certificates, the Securities Administrator has been directed by the Class CE Certificateholders to, and therefore will, deposit into the Reserve Fund the amounts described in Section 5.01(f)(vi), rather than distributing such amounts to the Class CE Certificateholders. On each such Distribution Date, the Securities

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Administrator shall hold all such amounts for the benefit of the Holders of the Class A Certificates and the Mezzanine Certificates, and will distribute such amounts to the Holders of the Class A Certificates and/or the Mezzanine Certificates in the amounts and priorities set forth in Section 5.01(f).

(c) For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Reserve Fund and all amounts deposited into the Reserve Fund shall be treated as amounts distributed by REMIC II to the Holders of the Class CE Certificates. Upon the termination of the Trust, or the payment in full of the Class A Certificates and the Mezzanine Certificates, all amounts remaining on deposit in the Reserve Fund will be released by the Trust and distributed to the Class CE Certificateholders or their designees. The Reserve Fund will be part of the Trust but not part of any REMIC and any payments to the Holders of the Class A Certificates or the Mezzanine Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860(G)(a)(1).

(d) By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Securities Administrator, and the Securities Administrator hereby is directed, to deposit into the Reserve Fund the amounts described above on each Distribution Date as to which there is any Net WAC Rate Carryover Amount rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

(e) At the direction of the Holders of a majority in Percentage Interest in the Class CE Certificates, the Securities Administrator shall direct any depository institution maintaining the Reserve Fund to invest the funds in such account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator or an Affiliate manages or advises such investment. If no investment direction of the Holders of a majority in Percentage Interest in the Class CE Certificates with respect to the Reserve Fund is received by the Securities Administrator, the Securities Administrator shall invest the funds in the Wells Fargo Advantage Prime Investment Money Market Fund so long as such fund is a Permitted Investment.

(f) For federal tax return and information reporting, the value of the right of the Holders of the Class A and the Mezzanine Certificates to receive payments from the Reserve Fund in respect of any Net WAC Rate Carryover Amount shall be $10,000.

Section 3.25 Servicer Indemnification.

The Servicer agrees to indemnify the Trustee, Master Servicer and the Securities Administrator, from, and hold the Trustee, Master Servicer and the Securities Administrator harmless against, any loss, liability or expense (including reasonable attorney’s fees and

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expenses) incurred by any such Person by reason of the Servicer’s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of the Servicer’s reckless disregard of its obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Servicer, the Trustee, the Master Servicer and the Securities Administrator. Any payment hereunder made by the Servicer to any such Person shall be from the Servicer own funds, without reimbursement from REMIC I therefor.

Section 3.26 Solicitations.

From and after the Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer’s behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that the Servicer may solicit any Mortgagor for whom the Servicer has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, another mortgage company has pulled a credit report on the mortgagor or the mortgagor initiates a title search; provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its Affiliates which (i) concern optional insurance products or other additional products or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Furthermore, the Servicer shall be permitted to include in its monthly statements to borrowers or otherwise, statements regarding the availability of the Servicer’s counseling services with respect to refinancing mortgage loans.

ARTICLE IV

ADMINISTRATION AND MASTER SERVICING OF THE

MORTGAGE LOANS BY THE MASTER SERVICER

Section 4.01 Master Servicer.

The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring

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with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, prepare the statements specified in Section 5.03 and any other information and statements required to be provided by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Distribution Account pursuant to the terms hereof based on information provided to the Master Servicer by the Servicer.

The Trustee shall furnish the Servicer and the Master Servicer with any limited powers of attorney and other documents in form acceptable to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Trustee shall have no responsibility for any action of the Master Servicer or the Servicer pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s misuse of any such power of attorney.

The Trustee, the Custodian and the Securities Administrator shall provide access to the records and documentation in possession of the Trustee, the Custodian or the Securities Administrator regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s, the Custodian’s or the Securities Administrator’s actual costs.

The Trustee shall execute and deliver to the Servicer or the Master Servicer upon written request any court pleadings, requests for trustee’s sale or other documents necessary or desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Mortgage Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Mortgage Loan Document or otherwise available at law or equity.

Section 4.02 REMIC-Related Covenants.

For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to treat such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreements or

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Section 2.03 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a Opinion of Counsel stating that such contribution will not result in an Adverse REMIC Event as defined in Section 11.01(f).

Section 4.03 Monitoring of Servicer.

(a) The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement. In the review of the Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute an Event of Default by the Servicer, the Master Servicer shall notify the Servicer, the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to this Section and Article VIII, cause the Trustee to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VIII. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c) The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Distribution Account if the Servicer is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

(d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e) If the Master Servicer acts as successor to the Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

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Section 4.04 Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 4.05 Power to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article XI, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 4.03, shall not permit the Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause REMIC I or REMIC II to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not would cause REMIC I or REMIC II to fail to qualify as a REMIC or result in the imposition of a tax upon REMIC I or REMIC II, as the case may be. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney prepared and delivered to it and reasonably acceptable to it by empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents prepared and delivered to it and reasonably acceptable to it, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney, or any other documents executed by the Trustee pursuant to this Section 4.05, by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s use or misuse of any such power of attorney). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such

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action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.10. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

Section 4.06 Due-on-Sale Clauses; Assumption Agreements.

To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with this Agreement, and as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with this Agreement.

Section 4.07 Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

(a) The Master Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Distribution Account. The Master Servicer shall, and, subject to Section 3.20, shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Trustee for deposit in the Distribution Account.

Section 4.08 Standard Hazard Insurance and Flood Insurance Policies.

For each Mortgage Loan, the Master Servicer shall enforce the obligation of the Servicer under this Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement.

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It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in Section 3.11 and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Section 4.09 Presentment of Claims and Collection of Proceeds.

The Master Servicer shall enforce the Servicer’s obligations under this Agreement to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer in respect of such policies, bonds or contracts shall be promptly remitted to the Trustee for deposit in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable insurance policy need not be so or remitted.

Section 4.10 Maintenance of Primary Mortgage Insurance Policies.

(a) The Master Servicer shall not take, or permit the Servicer to take (to the extent such action is prohibited by this Agreement), any action that would result in noncoverage under any primary mortgage insurance policy of any loss which, but for the actions of the Master Servicer or the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicer to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement. The Master Servicer shall not, and shall not permit the Servicer to, cancel or refuse to renew any primary mortgage insurance policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement.

(b) The Master Servicer agrees to cause the Servicer to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any primary mortgage insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Mortgage Loans.

Section 4.11 Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to

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be delivered to the Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute part of any Mortgage File that come into the possession of the Master Servicer from time to time.

Section 4.12 Realization Upon Defaulted Mortgage Loans.

The Master Servicer shall cause the Servicer to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with this Agreement.

Section 4.13 Compensation for the Master Servicer.

As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the income from investment of or earnings on the funds from time to time in the Distribution Account, as provided in Section 3.10. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 4.14 REO Property.

(a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall cause the Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement. Further, the Master Servicer shall cause the Servicer to sell any REO Property prior to three years after the end of the calendar year of its acquisition by REMIC I unless (i) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. The Master Servicer shall cause the Servicer to protect and conserve, such REO Property in the manner and to the extent required by this Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

(b) The Master Servicer shall cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Collection Account.

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Section 4.15 [Reserved]

Section 4.16 [Reserved]

Section 4.17 UCC.

The Depositor agrees to file continuation statements for any Uniform Commercial Code financing statements which the Seller has informed the Depositor were filed on the Closing Date in connection with the Trust. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

Section 4.18 Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.

In the event of any Prepayment Interest Shortfalls, the Master Servicer shall deposit into the Distribution Account not later than the related Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Distribution Date, and not so paid by the Servicer and (ii) the aggregate amount of the related Master Servicer’s compensation for such Distribution Date, without reimbursement therefor.

Section 4.19 Prepayment Charge Verification.

On or prior to the Servicer Remittance Date, the Servicer shall provide to the Credit Risk Manager the data necessary for the Credit Risk Manager to perform a verification of Prepayment Charges. The Credit Risk Manager will issue its findings in a report (the “Verification Report”) to the Securities Administrator and the Servicer. If the Servicer agrees with the Verification Report, the Servicer shall adjust the immediately succeeding Servicer Report to reconcile any agreed-upon changes and the amount remitted to the Securities Administrator with respect to prepayments.

If the Servicer disagrees with the Verification Report, during such time as the Servicer and the Credit Risk Manager are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the Securities Administrator for deposit in the Distribution Account. In connection with such duties, the Credit Risk Manager shall be able to rely solely on the information provided to it by the Servicer in accordance with this Section 4.19. The Credit Risk Manager shall not be responsible for verifying the accuracy of any of the information provided to it by the Servicer.

ARTICLE V

PAYMENTS TO CERTIFICATEHOLDERS

Section 5.01 Distributions.

(a) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group I Interest

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Remittance Amount and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Group I Interest Remittance Amount remaining for such Distribution Date:

first, to the Swap Account, an amount equal to the Group I Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event;

second, concurrently, to the Holders of the Class A-1A and Class A-1B Certificates, the Senior Interest Distribution Amount allocable to the Class A-1 Certificates, pro rata, based on the entitlement of each such Class; and

third, concurrently, to the Holders of the Class A-2A, Class A-2B and Class A-2C Certificates, the Senior Interest Distribution Amount allocable to each such Class, to the extent remaining unpaid after the distribution of the Group II Interest Remittance Amount as set forth in Section 5.01(b) below, pro rata, based on the entitlement of each such Class.

(b) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group II Interest Remittance Amount and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Group II Interest Remittance Amount remaining for such Distribution Date:

first, to the Swap Account, an amount equal to the Group II Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event;

second, concurrently, to the Holders of the Class A-2A, Class A-2B and Class A-2C Certificates, the Senior Interest Distribution Amount allocable to each such Class, pro rata, based on the entitlement of each such Class; and

third, concurrently, to the Holders of the Class A-1A and Class A-1B Certificates, the Senior Interest Distribution Amount allocable to the Class A-1 Certificates, to the extent remaining unpaid after the distribution of the Group I Interest Remittance Amount as set forth in Section 5.01(a) above, pro rata, based on the entitlement of each such Class.

(c) On each Distribution Date, the Securities Administrator shall make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining for such Distribution Date:

(i) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11

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and Class M-12 Certificates, in that order, to the extent of the Interest Distribution Amount allocable to each such Class.

(d) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group I Principal Distribution Amount and Group II Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

(i) The Group I Principal Distribution Amount shall be distributed in the following order of priority:

first, to the Swap Account, an amount equal to the Group I Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount on such Distribution Date;

second, concurrently to the Holders of the Class A-1A and Class A-1B Certificates, pro rata, according to the Certificate Principal Balances of such classes, until the Certificate Principal Balance of each such Class has been reduced to zero; and

third, sequentially, to the Holders of the Class A-2A, Class A-2B and Class A-2C Certificates, in that order, after taking into account the distribution of the Group II Principal Distribution Amount as described in Section 5.01(d)(ii) below, until the Certificate Principal Balance of each such Class has been reduced to zero.

(ii) The Group II Principal Distribution Amount shall be distributed in the following order of priority:

first, to the Swap Account, an amount equal to the Group II Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount on such Distribution Date;

second, sequentially, to the Holders of the Class A-2A, Class A-2B and Class A-2C Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; and

third, concurrently to the Holders of the Class A-1A and Class A-1B Certificates after taking into account the distribution of the Group I Principal Distribution Amount as described in Section 5.01(d)(i) above, pro rata, according to the Certificate Principal Balances of such classes, until the Certificate Principal Balance of each such Class has been reduced to zero.

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(iii) The Group I Principal Distribution Amount and Group II Principal Distribution Amount remaining after distributions pursuant to Sections 5.01(d)(i) and (ii) above shall be distributed in the following order of priority:

sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 , Class M-11 and Class M-12 Certificates, in that order, in each case, until the Certificate Principal Balance of each such Class has been reduced to zero.

(e) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Securities Administrator shall withdraw from the Distribution Account to the extent on deposit therein an amount equal to the Group I Principal Distribution Amount and Group II Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

(i) The Group I Principal Distribution Amount shall be distributed in the following order of priority:

first, to the Swap Account, an amount equal to the Group I Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount on such Distribution Date;

second, concurrently to the Holders of the Class A-1A and Class A-1B Certificates, the Class A-1 Principal Distribution Amount, pro rata, according to the Certificate Principal Balances of such classes, until the Certificate Principal Balance of such Class has been reduced to zero; and

third, sequentially, to the Holders of the Class A-2A, Class A-2B and Class A-2C Certificates, in that order, after taking into account the distribution of the Group II Principal Distribution Amount pursuant to Section 5.01(e)(ii) below, up to an amount equal to the amount, if any, of the Class A-2 Principal Distribution Amount remaining unpaid on such Distribution Date, until the Certificate Principal Balance of each such Class has been reduced to zero.

(ii) The Group II Principal Distribution Amount shall be distributed in the following order of priority:

first, to the Swap Account, an amount equal to the Group II Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount on such Distribution Date;

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second, sequentially, to the Holders of the Class A-2A, Class A-2B and Class A-2C Certificates, in that order, the Class A-2 Principal Distribution Amount, until the Certificate Principal Balance of each such Class has been reduced to zero; and

third, concurrently to the Holders of the Class A-1A and Class A-1B Certificates, after taking into account the distribution of the Group I Principal Distribution Amount pursuant to Section 5.01(e)(i) above, up to an amount equal to the amount, if any, of the Class A-1 Principal Distribution Amount remaining unpaid on such Distribution Date, pro rata, according to the Certificate Principal Balances of such classes, until the Certificate Principal Balance of each such Certificates has been reduced to zero.

(iii) The Principal Distribution Amount remaining after distributions pursuant to Sections 5.01(e)(i) and (ii) above shall be distributed in the following order of priority in each case to the extent of the Principal Distribution Amount remaining:

first, to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

second, to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

third, to the Holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

fourth, to the Holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

fifth, to the Holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

sixth, to the Holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

seventh, to the Holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

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eighth, to the Holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

ninth, to the Holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero;

tenth, to the Holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero;

eleventh, to the Holders of the Class M-11 Certificates, the lesser of the Class M-11 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-11 Certificates has been reduced to zero; and

twelfth, to the Holders of the Class M-12 Certificates, the Class M-12 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-12 Certificates has been reduced to zero.

Notwithstanding the priority of distributions described in Section 5.01(d) and (e) with respect to the Class A-2A, Class A-2B and Class A-2C Certificates, on any Distribution Date which occurs after the Certificate Principal Balances of the Mezzanine Certificates have been reduced to zero distributions in respect of principal to the Class A-2A, Class A-2B and Class A-2C Certificates will be made on a pro rata basis, based on the Certificate Principal Balance of each such Class, until the Certificate Principal Balance of each such Class has been reduced to zero.

(f) On each Distribution Date, the Net Monthly Excess Cashflow (or, in the case of clause (i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be distributed as follows:

(i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, distributable to such Holders in accordance with the priorities set forth in Section 5.01(d) and (e) above;

(ii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, in that order, in each case, in an amount equal to the Interest Carry Forward Amount allocable to each such Class;

(iii) sequentially, to the Holders of the Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, in that order, in an amount equal to the Allocated Realized Loss Amount allocable to each such Class;

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(iv) concurrently, to the Holders of the Class A Certificates, in an amount equal to such Certificates’ allocated share of any Prepayment Interest Shortfalls on the Mortgage Loans to the extent not covered by payments pursuant to Section 3.22 or 4.18 of this Agreement and any shortfalls resulting from the application of the Relief Act or similar state or local law or the bankruptcy code with respect to the Mortgage Loans to the extent not previously reimbursed pursuant to Section 1.02;

(v) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, in that order, in an amount equal to such Certificates’ share of any Prepayment Interest Shortfalls on the Mortgage Loans to the extent not covered by payments pursuant to Sections 3.22 or Section 4.18 of this Agreement and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed pursuant to Section 1.02;

(vi) to the Reserve Fund, the amount by which the Net WAC Rate Carryover Amounts, if any, with respect to the Class A and Mezzanine Certificates exceeds the amount in the Reserve Fund that was not distributed on prior Distribution Dates;

(vii) to the Swap Account, an amount equal to any Swap Termination Payment owed to the Swap Provider due to a Swap Provider Trigger Event pursuant to the Swap Agreement;

(viii) to the Holders of the Class CE Certificates the Interest Distribution Amount and any Overcollateralization Reduction Amount for such Distribution Date; and

(ix) to the Holders of the Class R Certificates, in respect of the Class R-III Interest, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero and second, to the Holders of the Class R Certificates.

On each Distribution Date, after making the distributions of the Available Distribution Amount as set forth above, the Securities Administrator will first, withdraw from the Reserve Fund all income from the investment of funds in the Reserve Fund and distribute such amount to the Holders of the Class CE Certificates, and second, withdraw from the Reserve Fund, to the extent of amounts remaining on deposit therein, the amount of any Net WAC Rate Carryover Amount for such Distribution Date and distribute such amount first, concurrently to the Classes of Class A Certificates, pro rata according to the Certificate Principal Balances of such classes, second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, in each case to the extent any Net WAC Rate Carryover Amount for each such Class.

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(g) On the Business Day prior to each Distribution Date, Net Swap Payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Provider Trigger Event) payable from funds in the Swap Account to the Swap Provider pursuant to the Swap Agreement shall be remitted to the Swap Account, first to make any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date, and second to make any Swap Termination Payment (not due to a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date. Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Swap Agreement shall be paid pursuant to Section 5.01(f)(vii).

(h) On each Distribution Date, following, with respect to any Net Swap Payment made by the Swap Provider only, the distribution of the Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, the Securities Administrator will withdraw any amounts in the Swap Account and distribute such amounts in the following order of priority:

first, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

second, to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Swap Agreement;

third, concurrently, to each Class of Class A Certificates, the related Senior Interest Distribution Amount remaining undistributed after the distributions of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount, pro rata, based on such respective remaining Senior Interest Distribution Amounts;

fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, in that order, the related Interest Distribution Amount and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Group I Interest Remittance Amount, the Group II Interest Remittance Amount and the Net Monthly Excess Cashflow;

fifth, to the holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the Required Overcollateralization Amount after taking into account distributions made pursuant to Section 5.01(f)(i) above provided that this amount, together with all other amounts paid to the Certificateholders on all prior Distribution Dates, pursuant to this item fifth, may not exceed the cumulative amount of Realized Losses incurred on the Mortgage Pool from and after the Cut-off Date;

sixth, concurrently, to each Class of Class A Certificates, the related Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions of Net Monthly Excess Cashflow on deposit in the Reserve Fund, pro rata, based on such respective Net WAC Rate Carryover Amounts remaining;

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seventh, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, in that order, the related Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions are made from the Reserve Fund;

eighth, sequentially, to the Class A-1B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, in that order, in each case up to the related Allocated Realized Loss Amount for such Distribution Date remaining undistributed after distribution of the Net Monthly Excess Cashflow;

ninth, to the Swap Provider, an amount equal to any Swap Termination Payment owed to the Swap Provider due to a Swap Provider Trigger Event pursuant to the Swap Agreement; and

tenth, to the Class CE Certificates, any remaining amounts.

(i) On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges and shall distribute such amounts to the Class P Certificateholders as described in Section 5.01(f)(ix).

(j) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 5.01(i) or Section 10.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such

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credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor, the Servicer, the Securities Administrator or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(k) Subsequent Recoveries. On each Distribution Date, following all distributions on the Certificates pursuant to Section 5.01(a)-(j), an amount equal to the amount of Subsequent Recoveries deposited into the Collection Account pursuant to Section 3.08 and included in the Available Distribution Amount for such Distribution Date will be applied to increase the Certificate Principal Balance of the Class of Certificates with the Highest Priority up to the extent of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 5.06 and not previously reimbursed to such Class with Net Monthly Excess Cashflow pursuant to Section 5.01(f). An amount equal to the amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 5.06 and not previously reimbursed to such Class with Net Monthly Excess Cashflow pursuant to Section 5.01(f), and so on. Holders of such Certificates will not be entitled to any distribution in respect of interest on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(l) It is the intention of all of the parties hereto that the Class CE Certificates receive all principal and interest received by the Trust on the Mortgage Loans that is not otherwise distributable to any other Class of Regular Certificates or REMIC Regular Interests. If the Securities Administrator determines that the Residual Certificates are entitled to any distributions, the Securities Administrator, prior to any such distribution to any Residual Certificate, shall notify the Depositor of such impending distribution. Upon such notification, the Depositor will request an amendment to this Agreement to revise such mistake in the distribution provisions. The Residual Certificate Holders, by acceptance of their Certificates, and the Servicer hereby so agree and no further consent shall be necessary, notwithstanding anything to the contrary in Section 12.01 of this Agreement.

(m) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee, the Servicer, the Securities Administrator or the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

(n) Except as otherwise provided in Section 10.01, whenever the Securities Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Securities Administrator shall, no later than three (3) days before the related Distribution Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

(i) the Securities Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Securities Administrator therein specified, and

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(ii) no interest shall accrue on such Certificates from and after the end of the related Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Securities Administrator and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 5.01(n) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Securities Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) on the final Distribution Date for final payment thereof in accordance with this Section 5.01(j). Any such amounts held in trust by the Securities Administrator shall be held uninvested in an Eligible Account.

(o) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate or a Mezzanine Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 5.06 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this Section 5.01 from Net Monthly Excess Cashflow and (ii) in no event shall the Uncertificated Balance of a REMIC III Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC III Regular Interest in respect of Realized Losses pursuant to Section 5.06 and (b) distributed on such REMIC III Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 5.01.

Section 5.02 Statements to Certificateholders.

(a) On each Distribution Date, the Securities Administrator (based on the information set forth in the Servicer Report for such Distribution Date and information provided by the counterparty to the Interest Rate Swap Agreement with respect to payments made pursuant to the

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Interest Rate Swap Agreement) shall make available to each Holder of the Certificates and the Credit Risk Manager, a statement as to the distributions made on such Distribution Date setting forth:

(i) the applicable Record Date and Determination Date;

(ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates allocable to principal and the amount of the distribution made to the Holders of the Class P Certificates allocable to Prepayment Charges and Servicer Prepayment Charge Payment Amounts;

(iii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates) allocable to interest, separately identified;

(iv) the Overcollateralized Amount, the Overcollateralization Reduction Amount, the Overcollateralization Increase Amount and the Required Overcollateralization Amount as of such Distribution Date;

(v) the aggregate Servicing Fee received by the Servicer with respect to the related Due Period;

(vi) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(vii) the aggregate amount of P&I Advances for the related Due Period;

(viii) the aggregate amount of interest and scheduled principal received or advanced by the Servicer with respect to the related Due Period;

(ix) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

(x) the number and aggregate unpaid principal balance of Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in bankruptcy or foreclosure and REO Properties) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) as to which foreclosure proceedings have been commenced and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (C) in bankruptcy and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, in each case as of the Close of Business on the last day of the calendar month preceding such Distribution Date (not including Principal Prepayments in full as of the end of the related Prepayment Period) and (D) REO Properties determined in accordance with the OTS method;

(xi) the total number and cumulative principal balance of all Liquidated Mortgage Loans as of the Close of Business of the last day of the preceding Prepayment Period, prior to the reduction of each principal balance to zero;

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(xii) the total number and cumulative principal balance of all REO Properties as of the Close of Business of the last day of the preceding Prepayment Period;

(xiii) the aggregate amount of Principal Prepayments in full, the aggregate amount of Principal Prepayments in part and Net Liquidation Proceeds made during the related Prepayment Period;

(xiv) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the cumulative amount of Realized Losses;

(xv) unless otherwise set forth in the Form 10-D relating to such Distribution Date, any material modifications, extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

(xvi) unless otherwise set forth in the Form 10-D relating to such Distribution Date, any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xvii) the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Collection Account for such Distribution Date;

(xviii) the Certificate Principal Balance of each Class of Class A Certificates, each class of Mezzanine Certificates and the Class CE Certificates, after giving effect to the distributions made on such Distribution Date;

(xix) the Accrued Certificate Interest in respect of each Class of Class A Certificates, each class of Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Interest Carry Forward, if any, with respect to the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date;

(xx) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.22 or the Master Servicer pursuant to Section 4.18;

(xxi) the Credit Enhancement Percentage for such Distribution Date;

(xxii) the Net WAC Rate Carryover Amount for each class of Class A Certificates and each class of Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date;

(xxiii) the amount of any Net Swap Payments or Swap Termination Payments (a) due from the Trust and (b) due from the Swap Provider;

(xxiv) when the Stepdown Date or a Trigger Event is in effect;

(xxv) the Available Distribution Amount;

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(xxvi) the respective Pass-Through Rates applicable to each Class of Class A Certificates, each Class of Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Pass-Through Rate applicable to each Class of Class A Certificates and each class of Mezzanine Certificates for the immediately succeeding Distribution Date; and

(xxvii) the amount on deposit in the Reserve Fund.

The Securities Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the Certificateholders and the Rating Agencies via the Securities Administrator’s internet website. The Securities Administrator’s internet website shall initially be located at http:\\www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at 1-301-815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each $1,000 original dollar amount as of the Cut-off Date per Single Certificate of the relevant Class.

(b) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish upon request to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time are in force.

(c) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall deliver to each Person who at any time during the calendar year was a Residual Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Residual Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Securities Administrator pursuant to any requirements of the Code as from time to time in force.

(d) The Securities Administrator shall, upon request, furnish to each Certificateholder or Certificate Owner during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the

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Certificate Owner or Certificateholder, as applicable, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder or Certificate Owner, in accordance with such reasonable and explicit instructions and directions as the Certificateholder or Certificate Owner may provide.

(e) On each Distribution Date the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

Section 5.03 Servicer Reports; P&I Advances.

(a) Not later than the tenth (10th) calendar day of each month, or if such day is not a Business Day, the Business Day immediately preceeding such day, the Servicer shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit Q-1, a monthly remittance advice in the form set forth in Exhibit Q-2, and a realized loss report in the form set forth in Exhibit Q-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. In connection with prepayments in full, the Servicer will use its best efforts to deliver to the Master Servicer no later than three Business Days following the 13th calendar day of each month, a monthly payoff remittance advice. The information required by Exhibit Q-1 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and the Master Servicer. The information required by Exhibits Q-1, Q-2 and Q-3 shall contain such information with respect to the Mortgage Loans and the related Distribution Date as is reasonably available to the Servicer as the Master Servicer or the Securities Administrator may reasonably require so as to enable the Master Servicer to master service the Mortgage Loans and oversee the servicing by the Servicer and the Securities Administrator to fulfill its obligations hereunder with respect to securities and tax reporting.

(b) The amount of P&I Advances to be made by the Servicer on any Distribution Date shall equal, subject to Section 5.03(d), (i) the aggregate amount of Monthly Payments (net of the related Servicing Fees), due during the related Due Period in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property serviced by the Servicer, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property deposited in the Collection Account pursuant to Section 3.21 for distribution on such Distribution Date; provided, however, the Servicer shall not be required to make P&I Advances with respect to Relief Act Interest Shortfalls, or with respect to Prepayment Interest Shortfalls in excess of its obligations under Section 3.22.

On the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Securities Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the

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Collection Account, to the extent of any Amounts Held For Future Distribution on deposit therein (in which case it will cause to be made an appropriate entry in the records of the Collection Account that Amounts Held For Future Distribution have been, as permitted by this Section 5.03, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. In addition, the Servicer shall have the right to reimburse itself for any outstanding P&I Advance made from its own funds from Amounts Held for Future Distribution. Any Amounts Held For Future Distribution used by the Servicer to make P&I Advances or to reimburse itself for outstanding P&I Advances shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account no later than the close of business on the Servicer Remittance Date immediately following the Due Period or Prepayment Period for which such amounts relate. The Securities Administrator will notify the Servicer and the Master Servicer by the close of business on the Business Day prior to the Distribution Date in the event that the amount remitted by the Servicer to the Securities Administrator on such date is less than the P&I Advances required to be made by the Servicer for the related Distribution Date.

(c) The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

(d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively. The determination by the Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, shall be evidenced by a certification of a Servicing Officer delivered to the Master Servicer.

(e) Subject to and in accordance with the provisions of Article VIII, in the event the Servicer fails to make any required P&I Advance, then the Trustee (in its capacity as successor servicer) or any other successor Servicer shall be required to make such P&I Advance on the Distribution Date on which the Servicer was required to make such Advance, subject to its determination of recoverability.

Section 5.04 Swap Account.

(a) No later than the Closing Date, on behalf of the Trust Fund, the Securities Administrator shall establish and maintain a separate, segregated trust account to be held in trust for the benefit of the Trustee, the Trust Fund and the Certificateholders. Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trust Fund held pursuant to this Agreement. Amounts therein shall be held uninvested.

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(b) On the Business Day prior to each Distribution Date, prior to any distribution to any Certificate, the Securities Administrator shall deposit into the Swap Account: (i) the amount of any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement swap agreement) from funds collected and received with respect to the Mortgage Loans prior to the determination of Available Distribution Amount and (ii) amounts received by the Securities Administrator for distribution in accordance with subsection (d) below. For federal income tax purposes, any amounts paid to the Swap Provider on each Distribution Date shall first be deemed paid to the Swap Provider in respect of the REMIC III Regular Interest Class CE-IO to the extent of the amount distributable on such Class on such Distribution Date, and any remaining amount shall be deemed paid to the Swap Provider in respect of a Class IO Distribution Amount (as defined below).

(c) For federal income tax purposes, the Swap Account shall be owned by the majority Holder of the Class CE Certificates.

(d) On the Business Day prior to each Distribution Date, the Securities Administrator will be required to deposit into the Swap Account the Net Swap Payment received from Swap Provider starting from the Distribution Date in June 2006 to (and including) the Distribution Date in May 2011.

(e) The Trustee shall treat the Holders of Certificates (other than the Class P, Class CE and Residual Certificates) as having entered into a notional principal contract with respect to the Holders of the Class CE Certificates. Pursuant to each such notional principal contract, all Holders of Certificates (other than the Class P, Class CE and Residual Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class CE Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC III Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class IO Distribution Amount”). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the amount of interest otherwise payable to such Certificates, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class CE Certificates shall be treated as having agreed to pay Net WAC Rate Carryover Amounts to the Holders of the Certificates (other than the Class CE, Class P and Residual Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class CE, Class P and Residual Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of their interests in REMIC III and as having been paid by such Holders to the Trust pursuant to the notional principal contract. Thus, each Certificate (other than the Class P and Residual Certificates) shall be treated as representing not only ownership of Regular Interests in REMIC

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III, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

Section 5.05 Distributions on the REMIC I Regular Interests.

(a) On each Distribution Date, the Securities Administrator shall allocate and distribute the Available Distribution Amount, if any, for such date to the interests issued in respect of REMIC I, and REMIC II as specified in this Section.

(b) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests LT-I-A and LT-I-B:

(i) to the extent of the Group I Interest Remittance Amount and Group I Principal Distribution Amount, to the Holders of REMIC I Regular Interests LT-I-A and LT-I-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC I Regular Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(ii) on each Distribution Date, to the Holders of REMIC I Regular Interests LT-I-A and LT-I-B, in an amount equal to the remainder of the Group I Interest Remittance Amount and Group I Principal Distribution Amount, after the distributions made pursuant to clause (i) above, allocated first, to cause the Uncertificated Principal Balance of REMIC I Regular Interest LT-I-A to equal 0.10% of the related Subordinate Component of the Group I Loans and, then, to REMIC I Regular Interest LT-I-B.

(2) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests LT-II-A and LT-II-B:

(i) to the extent of the Group II Interest Remittance Amount and Group II Principal Distribution Amount, to the Holders of REMIC I Regular Interests LT-II-A and LT-II-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC I Regular Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(ii) on each Distribution Date, to the Holders of REMIC I Regular Interests LT-II-A and LT-II-B, in an amount equal to the remainder of the Group II Interest Remittance Amount and Group II Principal Distribution Amount after the distributions made pursuant to clause (i) above, allocated first, to cause the Uncertificated Principal Balance of REMIC I Regular Interest LT-II-A to equal 0.10% of the related Subordinate Component of the Group II Loans and, then, to REMIC I Regular Interest LT-II-B.

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(3) On each Distribution Date, all amounts representing Prepayment Charges received during the related Prepayment Period in respect of the Mortgage Loans shall be distributed by REMIC I to REMIC II, pro rata, in respect of REMIC I Regular Interests LT-I-B and LT-II-B.

(4) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Group I Regular Interests:

(i) to the extent of the Group I Interest Remittance Amount and Group I Principal distribution Amount, to the Holders of each REMIC II Group I Regular Interest, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC II Group I Regular Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC II Group I Regular Interest I-ZZ shall be reduced when the sum of (i) the REMIC II Group I Overcollateralized Amount and (ii) the REMIC II Group II Overcollateralized Amount is less than the Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC II Regular Interest I-ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC II Regular Interests A-1A, A-1B, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, M-11 and M-12 in the same proportion as the Overcollateralization Increase Amount is allocated to the corresponding Class of Certificates, and the Uncertificated Principal Balance of the REMIC II Regular Interest I-ZZ shall be increased by such amount; and

(ii) on each Distribution Date, to the Holders of REMIC II Group I Regular Interests, in an amount equal to the remainder of the Group I Interest Remittance Amount and Group I Principal Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC II Regular Interest I-AA, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; (B) 2.00% of such remainder, first to the Holders of REMIC II Regular Interests A-1A, A-1B, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, M-11, and M-12 in an aggregate amount equal to 1.00% of and in the same proportion as principal payments are allocated to the corresponding Class of Certificates for each such REMIC II Group I Regular Interest, respectively, until the Uncertificated Principal Balance of each such REMIC II Group I Regular Interest is reduced to zero; and, second, to the Holders of the REMIC II Regular Interest I-ZZ, until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; and (C) any remaining amounts to the Holders of the Class R-II Certificates.

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(5) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Group II Regular Interests:

(i) to the extent of the Group II Interest Remittance Amount and Group II Principal Distribution Amount, to the Holders of each REMIC II Group II Regular Interest, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC II Group II Regular Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC II Group II Regular Interest II-ZZ shall be reduced when the sum of (i) the REMIC II Group I Overcollateralized Amount and (ii) the REMIC II Group II Overcollateralized Amount is less than the Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC II Regular Interest II-ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC II Regular Interests A-2A, A-2B, A-2C, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-10, M-11, and M-12 in the same proportion as the Overcollateralization Increase Amount is allocated to the corresponding Class of Certificates, and the Uncertificated Principal Balance of the REMIC I Regular Interest II-ZZ shall be increased by such amount; and

(ii) on each Distribution Date, to the Holders of REMIC II Group II Regular Interests, in an amount equal to the remainder of the Group II Interest Remittance Amount and Group II Principal Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC II Regular Interest II-AA, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; (B) 2.00% of such remainder, first to the Holders of REMIC II Regular Interests A-2A, A-2B, A-2C, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 M-10, M-11, and M-12, in an aggregate amount equal to 1.00% of and in the same proportion as principal payments are allocated to the corresponding Class of Certificates for each such REMIC II Group II Regular Interest, respectively, until the Uncertificated Principal Balance of each such REMIC II Group II Regular Interest is reduced to zero; and, second, to the Holders of the REMIC II Regular Interest II-ZZ, until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero; and (C) any remaining amounts to the Holders of the Class R-II Certificates.

(6) On each Distribution Date, 100 percent of the Prepayment Charges deemed distributed on REMIC I Regular Interests LT-I-B and LT-II-B pursuant to Section 5.05(b)(3) above shall be distributed to the holder of REMIC II Regular Interest P; on the Distribution Date immediately following the expiration of the last date on which a Prepayment Charge may be paid on the Mortgage Loans or any Distribution Date thereafter Group I and

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Group II Principal Distribution Amounts shall be distributed to the holder of the REMIC II Regular Interest P until $100 has been distributed on such interest.

(7) Notwithstanding the distributions described in this Section 5.05, distribution of funds from the Certificate Account shall be made only in accordance with Section 5.01.

Section 5.06 Allocation of Realized Losses.

(a) All Realized Losses on the Mortgage Loans allocated to any REMIC I Regular Interest pursuant to Section 5.06(b) on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class CE Certificates and to Net Swap Payments received from the Swap Provider under the Swap Agreement for that purpose; third, to the Class M-12 Certificates until the Certificate Principal Balance of the Class M-12 Certificates has been reduced to zero, fourth, to the Class M-11 Certificates until the Certificate Principal Balance of the Class M-11 Certificates has been reduced to zero, fifth, to the Class M-10 Certificates until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero, sixth, to the Class M-9 Certificates, until the Certificate Principal Balance of the Class M-9 Certificates, has been reduced to zero, seventh, to the Class M-8 Certificates, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero; eighth, to the Class M-7 Certificates, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero; ninth, to the Class M-6 Certificates, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero; tenth, to the Class M-5 Certificates, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero; eleventh, to the Class M-4 Certificates, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero; twelfth, to the Class M-3 Certificates, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero; thirteenth, to the Class M-2 Certificates, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero; fourteenth, to the Class M-1 Certificates, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero; and fifteenth, to the Class A-1B Certificates, until the Certificate Principal Balance of the Class A-1B Certificates has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class CE Certificate shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 5.01(c)(7)(viii). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or Class P Certificates.

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(b) All Realized Losses on the Group I and Group II Mortgage Loans shall be allocated on each Distribution Date, first, to cause the related Loan Group’s corresponding REMIC I Regular Interest LT-I-A or REMIC I Regular Interest LT-II-A to equal 0.10% of the related Subordinate Component; and second, to the related Loan Group’s corresponding REMIC I Regular Interest LT-I-B or REMIC I Regular Interest LT-II-B, as the case may be.

(ii) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to the following REMIC Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC II Regular Interests I-AA and I-ZZ up to an aggregate amount equal to the excess of (a) the REMIC II Group I Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC II Regular Interests I-AA and ZZ up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-12, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-12 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-11, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-11 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-10, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-10 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-9, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-9 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-8, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-8 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-7, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-7 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC I Regular Interests I-A, 98%, M-6, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-6 has been reduced to zero; tenth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-5, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-5 has been reduced to zero; eleventh, to the Uncertificated Principal Balances of REMIC II Regular Interests I-5, 98%, M-4, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-4 has been reduced to zero; twelfth, to the Uncertificated Principal Balances of REMIC I Regular Interests I-AA, 98%, M-3, 1%, and ZZ, 1%, until the Uncertificated Principal Balances of REMIC II Regular Interest M-3 has been reduced to zero; thirteenth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-2, and ZZ, 1%, until the Uncertificated Principal Balances of REMIC II Regular Interest M-2 has been reduced to zero; fourteenth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-1, 1%, and ZZ, 1%, until the Uncertificated Principal Balances of REMIC II Regular Interest M-1 has been reduced to zero and fifteenth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, A-1B, 1%, and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest A-1B has been reduced to zero.

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(b) (iii) All Realized Losses on the Group II Loans shall be allocated by the Securities Administrator on each Distribution Date to the following REMIC Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC II Regular Interests II-AA and II-ZZ up to an aggregate amount equal to the excess of (a) the REMIC II Group I Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC II Regular Interests II-AA and II-ZZ up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-12, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-12 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-11, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-11 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-10, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-10 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-9, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-9 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-8, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-8 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-7, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-7 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC I Regular Interests II-A, 98%, M-6, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-6 has been reduced to zero; tenth, to the Uncertificated Principal Balances of REMIC II Regular Interests II-A, 98%, M-5, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-5 has been reduced to zero; eleventh, to the Uncertificated Principal Balances of REMIC II Regular Interests II-A, 98%, M-4, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-4 has been reduced to zero; twelfth, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-3, 1%, and ZZ, 1%, until the Uncertificated Principal Balances of REMIC II Regular Interest M-3 has been reduced to zero; thirteenth, to the Uncertificated Principal Balances of REMIC II Regular Interests II-AA, 98%, M-2, 1%, and ZZ, 1% until the Uncertificated Principal Balance of REMIC II Regular Interest M-2 has been reduced to zero; and fourteenth, to the Uncertificated Principal Balances of REMIC II Regular Interests I-AA, 98%, M-1, 1%, and ZZ, 1%, until the Uncertificated Principal Balance of REMIC II Regular Interest M-1 has been reduced to zero.

Section 5.07 Tax Treatment of Swap Payments and Swap Termination Payments.

For federal income tax purposes, each holder of a Class A or Mezzanine Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest and the right to receive payments from the Swap Account in respect of the Net WAC Rate Carryover Amount and the obligation to make payments to the Swap Account. For federal income tax purposes, the Securities Administrator will account for payments to each Class A and Mezzanine Certificates as follows: each Class A and Mezzanine Certificate will be treated as receiving their entire payment from REMIC III (regardless of any Swap Termination Payment or obligation

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under the Interest Rate Swap Agreement) and subsequently paying their portion of any Swap Termination Payment in respect of each such Class’ obligation under the Interest Rate Swap Agreement. In the event that any such Class is resecuritized in a REMIC, the obligation under the Interest Rate Swap Agreement to pay any such Swap Termination Payment, will be made by one or more of the REMIC Regular Interests issued by the resecuritization REMIC subsequent to such REMIC Regular Interest receiving its full payment from any such Class A or Mezzanine Certificate. Resecuritization of any Class A or Mezzanine Certificate in a REMIC will be permissible only if the Securities Administrator hereunder is the trustee in such resecuritization.

The REMIC regular interest corresponding to a Class A or Mezzanine Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that (i) the maximum interest rate of that REMIC regular interest will equal the Net WAC Pass-Through Rate computed for this purpose by limiting the Notional Amount of the Interest Rate Swap Agreement to the aggregate principal balance of the Mortgage Loans and (ii) any Swap Termination Payment will be treated as being payable solely from Net Monthly Excess Cashflow. As a result of the foregoing, the amount of distributions and taxable income on the REMIC regular interest corresponding to a Class A or Mezzanine Certificate may exceed the actual amount of distributions on the Class A or Mezzanine Certificate.

Section 5.08 Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholders.

Section 5.09 Reports Filed with Securities and Exchange Commission.

(a) (i) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit R to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii) (A) As set forth on Exhibit R hereto, within 5 calendar days after the related Distribution Date, (i) the parties described on Exhibit R shall be required to provide to the Securities Administrator and to the Depositor, to the extent known by a

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responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit T hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit R of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(B) After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure). Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign each Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 5.09(a)(v). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. Each party to this Agreement acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 5.09(a)(ii) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 5.09(a)(ii). Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby instructs the Securities Administrator, with respect to each Form 10-D, to check “yes” for each item unless the Securities Administrator has received timely prior written notice from the Depositor that the answer should be “no” for an item. The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 5.09(a)(ii) related to the timely preparation, execution and filing of Form 10-D is also contingent upon the Servicer, the Custodian and any Servicing Function Participant strictly observing

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deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D Disclosure pursuant to any related servicing agreement, custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(iii) (A) On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, any related servicing agreement or custodial agreement:

(i) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties or the Trustee (together with each Custodian, each, a “Reporting Servicer”) as described under Section 3.17 of this Agreement, any related servicing agreement or custodial agreement, provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement that is not required to be filed with such Form 10-K pursuant to Regulation AB;

(ii) (A) the annual reports on assessment of compliance with Servicing Criteria for each Reporting Servicer, as described under Section 3.18 of this Agreement, the any related servicing agreement or custodial agreement, and (B) if each Reporting Servicer’s report on assessment of compliance with Servicing Criteria identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer’s report on assessment of compliance with Servicing Criteria is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any assessment of compliance or attestation report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

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(iii) (A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 3.18 of this Agreement, any related servicing agreement or custodial agreement, and (B) if any registered public accounting firm attestation report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; and

(iv) a Sarbanes-Oxley Certification as described in Section 5.09(a)(iii)(D).

Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit U to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(B) As set forth on Exhibit U hereto, no later than March 1 (with a ten-calendar day cure period) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties described on Exhibit U shall be required to provide to the Securities Administrator and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit U of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

(C) After preparing the Form 10-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-K to the Depositor. Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. A

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senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 5.09(a)(v). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 5.09(a)(iii) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 5.09(a)(iii), Section 5.09(a)(iii)(D), Section 3.17 and Section 3.18. The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 5.09(iii) related to the timely preparation, execution and filing of Form 10-K is also contingent upon the Servicer, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-K Disclosure, any annual statement of compliance and any assessment of compliance and attestation pursuant to any related servicing agreement, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(D) Each Form 10-K shall include a Sarbanes-Oxley Certification, required to be included therewith pursuant to the Sarbanes-Oxley Act. Each of the Servicer, the Master Servicer and the Securities Administrator shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 1 (with a ten-calendar day cure period) of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit V, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile at 410-715-2380. In the event any such party or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of

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this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 5.09(a)(iii)(D) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any servicing agreement or custodial agreement.

(iv) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit S to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(B) As set forth on Exhibit S hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Securities Administrator and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

(C) After preparing the Form 8-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 8-K to the Depositor. Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 8-K, the Securities Administrator

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shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized representative of the Master Servicer shall sign each Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 5.09(a)(v). Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K filed by it. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 5.09(a)(iv) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 5.09(a)(iv). The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 5.09(a)(iv) related to the timely preparation, execution and filing of Form 8-K is also contingent upon the Servicer, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to any related servicing agreement, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(v) (A) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

(B) On or prior to January 30 of each succeeding fiscal year (such fiscal year being a calendar year) for the Trust Fund after the filing of a Form 15 Suspension Notification, the Securities Administrator shall determine if the aggregate number of Depository Participants holding a position in all the classes of Offered Certificates outstanding as of the beginning of such fiscal year is equal to or greater than the number set forth in Section 15(d) of the Exchange Act (which as of the Closing Date is 300), which would cause the Trust Fund to again become subject to the reporting requirements of the Exchange Act, in which case (i) such year is referred to in this Agreement as an “SEC Reporting Year”, and (ii) the Securities Administrator shall recommence preparing and filing reports on Form 8-K, 10-D and Form 10-K as required pursuant to this Section until such time as the Securities Administrator is again able to file a Form 15 Suspension Notification with respect to the Trust Fund with the Commission.

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(C) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify electronically the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will electronically notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized representative, or senior officer in charge of master servicing, as applicable, of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 5.09(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(b) The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 5.09; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 5.09 shall not be reimbursable from the Trust Fund.

(c) Each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, including evidence of the authorization of the person signing any certificate or statement, financial information and reports, and such other information related to such party or its performance hereunder.

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(d) Any notice or notification required to be delivered by the Securities Administrator or Master Servicer to the Depositor pursuant to this 5.09, may be delivered via facsimile to (212) 278-7320, via email to Carole.Mortensen@sgcib.com or telephonically by calling Carole Mortensen at (212) 278-6228.

(e) The Servicer shall indemnify and hold harmless the Master Servicer, the Securities Administrator, the Trustee and the Depositor and their respective officers, directors and affiliates (each, an “Indemnified Party”), from and against any losses, damages, penalties, fines forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the obligations of the Servicer under Section 3.17, Section 3.18 or Section 5.09, including any failure by the Servicer (or any Sub-Servicer or any Subcontractor engaged by the Servicer), to provide any Back-Up Certification, annual statement of compliance, annual assessment of compliance with Servicing Criteria or attestation report, any information, data or materials required to be included in any Exchange Act report or any other information or material when and as required under Sections 3.17, 3.18 or 5.09, or the Servicer’s negligence, bad faith or willful misconduct in connection therewith, (ii) any material misstatement or omission contained in any information, disclosure, report, certification, data, accountants’ letter or other material provided under Sections 3.17, 3.18 and 5.09 to the Master Servicer or the Securities Administrator by or on behalf of the Servicer or on behalf of any Sub-Servicer or Subcontractor), including any material misstatement or material omission in (A) any Back-Up Certification, annual statement of compliance, annual assessment of compliance with Servicing Criteria or attestation report delivered by the Servicer, or by any Sub-Servicer or Subcontractor engaged by it, pursuant to this Agreement, or (B) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information provided by the Servicer and (iii) any breach by the Servicer of a representation or warranty set forth in Section 13.02 or in a writing furnished pursuant to Section 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

In the case of any failure of performance described in clause (e)(i) of this Section, the Servicer shall promptly reimburse the Master Servicer, the Securities Administrator and the Depositor, as applicable, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

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(f) To the extent that, following the Closing Date, the Depositor certifies that reports and certifications differing from those required under this Section 5.09 comply with the reporting requirements under the Exchange Act, the Master Servicer, the Servicer, the Securities Administrator and the Trustee hereby agree that it will reasonably cooperate to amend the provisions of this Section 5.09 in order to comply with such amended reporting requirements and such amendment of this Section 5.09. Any such amendment may result in the reduction of the reports filed by the Depositor under the Exchange Act. Notwithstanding the foregoing, the Securities Administrator shall not be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement.

ARTICLE VI

THE CERTIFICATES

Section 6.01 The Certificates.

Each of the Class A Certificates, the Mezzanine Certificates, the Class P Certificates, the Class CE Certificates and the Residual Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed and authenticated by the Securities Administrator and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. The Class A Certificates and the Mezzanine Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $100,000 and integral dollar multiples of $1.00 in excess thereof, except that one Certificate of each such Class of Certificates may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance or Notional Amount of such Class on the Closing Date. The Class P Certificates, the Class CE Certificates and the Residual Certificates are issuable in any Percentage Interests; provided, however, that the sum of all such percentages for each such Class totals 100% and no more than ten Certificates of each Class may be issued and outstanding at any one time.

The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Securities Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02, the Class A Certificates and the Mezzanine Certificates shall be Book-Entry Certificates. The other Classes of Certificates shall not be Book-Entry Certificates.

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The Class M-10, Class M-11 and Class M-12 Certificates offered and sold in reliance on the exemption from registration under Rule 144A shall be issued initially in the form of one or more Global Securities with the applicable legends set forth in Exhibit A-15, A-16 or A-17, as applicable, added to the forms of such Certificates (each, a “Restricted Global Security”) and the Class M-10, Class M-11 and Class M-12 Certificates sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more Global Securities with the applicable legends set forth in Exhibit A-15, A-16 or A-17, as applicable, hereto added to the forms of such Certificates (each, a “Regulation S Global Security”).

Section 6.02 Registration of Transfer and Exchange of Certificates.

(a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Securities Administrator on behalf of the Trust shall execute and authenticate and the Securities Administrator on behalf of the Trust shall deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and authenticate on behalf of the Trust and the Securities Administrator shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

By acceptance of a Restricted Global Security or a Regulation S Global Security, whether upon original issuance or subsequent transfer, each Holder or Certificate Owner of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

(b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall

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be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Securities Administrator shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Securities Administrator and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book- Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

(c) If (i)(x) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Depositor is unable to locate a qualified successor or (ii) after the occurrence of a Servicer Event of Termination, the Certificate Owners of the Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advise the Securities Administrator and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the “Definitive Certificates”) to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall, at the Depositor’s expense, in the case of (i) or (ii) above, or the Servicer’s expense, in the case of (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor, the Servicer, the Master Servicer, the Trustee nor the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Securities Administrator, the Trustee, the Certificate Registrar, the Master Servicer, the Servicer and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(d) (i) No transfer, sale, pledge or other disposition of any Class M-10, Class M- 11, Class M-12 and Class CE Certificate, Class P Certificate or Residual Certificate (the “Private

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Certificates”) shall be made unless such disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with the Securities Act and any applicable state securities laws. In the event of any such transfer (other than in connection with (a) the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor, (b) the transfer of any such Class CE, Class P or Residual Certificate to the issuer under the Indenture or the indenture trustee under the Indenture or (c) a transfer of any such Class CE, Class P or Residual Certificate from the issuer under the Indenture or the indenture trustee under the Indenture to the Depositor or an Affiliate of the Depositor), the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and, in the case of Certificates offered and sold in reliance on the exemption from registration under Rule 144A, the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator certifying to the Depositor and the Securities Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Securities Administrator or the Depositor.

The Holder of a Class CE Certificate, Class P Certificate or Residual Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(ii) Notwithstanding the foregoing, (A) in the event of any such transfer of any Ownership Interest in any Restricted Global Security, except with respect to the initial transfer of any such Ownership Interest by the Depositor, such transfer shall be required to be made in reliance upon Rule 144A under the Securities Act, and the transferor will be deemed to have made each of the transferor representations and warranties set forth Exhibit L hereto in respect of such interest as if it was evidenced by a Definitive Certificate and the transferee will be deemed to have made each of the transferee representations and warranties set forth Exhibit J hereto in respect of such interest as if it was evidenced by a Definitive Certificate and (B), in the event of any such transfer of any Ownership Interest in any Regulation S Global Security, except with respect to the initial transfer of any such Ownership Interest by the Depositor, such transfer shall be required to be made in reliance upon Regulation S under the 1933 Act, and (x) the transferor of such a Certificate shall be deemed to have represented and warranted that such Certificates are being offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the 1933 Act), that is purchasing such Certificates for its own account or for the account of a “qualified institutional buyer” to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this Agreement, and (y) and the transferee of such a Certificate shall be deemed to have represented and warranted that (i) such Person (A) if the offer or sale was made to it prior to the expiration of the 40-day distribution compliance period within the meaning of Regulation S, is not a U.S. person and (B) was, at the time the buy order was originated, outside the United States and (ii) such Person understands that such Certificates have not been registered under the 1933 Act, and that (x) until the expiration of the 40-day distribution

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compliance period (within the meaning of Regulation S), no offer, sale, pledge or other transfer of such Certificates or any interest therein shall be made in the United States or to or for the account or benefit of a U.S. person and (y) if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a “qualified institutional buyer”, that is purchasing such Certificates for its own account or for the account of a “qualified institutional buyer” to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this Agreement.

The Certificate Owner of any such Ownership Interest in any such Restricted Global Security or Regulation S Global Security desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(iii) Notwithstanding any provision to the contrary herein, so long as a Global Security representing any of the Class M-10, Class M-11 or Class M-12 Certificates remains outstanding and is held by or on behalf of DTC, transfers of a Global Security representing any such Certificates, in whole or in part, shall only be made in accordance with Section 6.02.

(A) Subject to clauses (B) and (C) of this Section 6.02(d)(iii), transfers of a Global Security representing any of the Class M-10, Class M-11 or Class M-12 Certificates shall be limited to transfers of such Global Security, in whole or in part, to nominees of DTC or to a successor of DTC or such successor’s nominee.

(B) Restricted Global Security to Regulation S Global Security. If a holder of a beneficial interest in a Restricted Global Security deposited with or on behalf of DTC wishes at any time to exchange its interest in such Restricted Global Security for an interest in a Regulation S Global Security, or to transfer its interest in such Restricted Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Security, such holder, provided such holder is not a U.S. person, may, subject to the rules and procedures of DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Global Security. Upon receipt by the Certificate Registrar of (I) instructions from DTC directing the Certificate Registrar to cause to be credited a beneficial interest in a Regulation S Global Security in an amount equal to the beneficial interest in such Restricted Global Security to be exchanged but not less than the minimum denomination applicable to such holder’s Certificates held through a Regulation S Global Security, (II) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (III) a certificate in the form of Exhibit O-1 hereto given by the holder of such beneficial interest stating that the exchange or transfer

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of such interest has been made in compliance with the transfer restrictions applicable to the Regulation S Global Securities, including that the holder is not a U.S. person, and pursuant to and in accordance with Regulation S, the Certificate Registrar shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the principal amount of the Restricted Global Security.

(C) Regulation S Global Security to Restricted Global Security. If a holder of a beneficial interest in a Regulation S Global Security deposited with or on behalf of DTC wishes at any time to transfer its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Security, such holder may, subject to the rules and procedures DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security. Upon receipt by the Certificate Registrar of (I) instructions from DTC directing the Certificate Registrar to cause to be credited a beneficial interest in a Restricted Global Security in an amount equal to the beneficial interest in such Regulation S Global Security to be exchanged but not less than the minimum denomination applicable to such holder’s Certificates held through a Restricted Global Security, to be exchanged, such instructions to contain information regarding the participant account with DTC to be credited with such increase, and (II) a certificate in the form of Exhibit O-2 hereto given by the holder of such beneficial interest and stating, among other things, that the Person transferring such interest in such Regulation S Global Security reasonably believes that the Person acquiring such interest in a Restricted Global Security is a “qualified institutional buyer” (as such term is defined in Rule 144A under the 1933 Act), is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, then the Certificate Registrar will reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Security to be transferred and the Certificate Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the principal amount of the Regulation S Global Security.

(D) Other Exchanges. In the event that a Global Security representing a Restricted Note is exchanged for Certificates in definitive registered form, pursuant to Section 6.02(c), such Certificates may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such

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transfers comply with Rule 144A, or are to non-U.S. persons in compliance with Regulation S under the 1933 Act, as the case may be and a requirement that the Certificate Owner make the certifications set forth in Section 6.02(e) above), and as may be from time to time adopted by the Securities Administrator.

(E) Restrictions on U.S. Transfers. Transfers of interests in a Regulation S Global Security to U.S. persons shall be limited to transfers made pursuant to the provisions of Section 6.02(d)(iii)(C).

(e) (i) In the case of any Class A, Class M, Class CE, Class P or Residual Certificate presented for registration in the name of any Person, the prospective transferee shall be required to provide the Trustee, the Depositor and the Securities Administrator with a certification to the effect set forth in Exhibit N (provided, however that such certification shall have been deemed to have been given by a Beneficial Owner who acquires a Book-Entry Certificate), which the Securities Administrator may rely upon without further inquiry or investigation, or such other certifications as the Securities Administrator may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”), to effect such acquisition.

(ii) Any Transferee of a Class A, Class M, Class CE, Class P or Residual Certificate that does not deliver the certification referred to in clause (i) above will be deemed to have represented by virtue of its acquisition or holding of such Certificate (or any interest therein) that such Transferee is not a Plan or a Plan Investor.

(iii) If any Class A, Class M, Class CE, Class P or Residual Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that is not a Plan or a Plan Investor shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Securities Administrator shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(iv) Any purported Certificate Owner whose acquisition or holding of any Class A, Class M, Class CE, Class P or Residual Certificate (or any interest therein) was effected in violation of the restrictions in this Section 6.02(e) shall indemnify and hold harmless the Depositor, the Securities Administrator, the Trustee, the Master Servicer, any underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) (Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the

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Securities Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of,

(i) an affidavit and agreement (a “Transfer Affidavit and Agreement,” in the form attached hereto as Exhibit K) from the proposed Transferee, in form and substance satisfactory to the Securities Administrator, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 6.02(f) and agrees to be bound by them, and

(ii) a certificate, in the form attached hereto as Exhibit L, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Securities Administrator, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Securities Administrator who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest

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unless it provides a certificate to the Securities Administrator in the form attached hereto as Exhibit L.

(E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Securities Administrator written notice that it is a “pass-through interest holder” within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a “pass-through interest holder.”

(ii) The Securities Administrator shall register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit L and all of such other documents as shall have been reasonably required by the Securities Administrator as a condition to such registration. Transfers of the Residual Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A) If any Disqualified Organization shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If a Non-United States Person shall become a holder of a Residual Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 6.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 6.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Securities Administrator. Such purchaser may be the Securities Administrator

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itself or any Affiliate of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, will be remitted by the Securities Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(iii) The Securities Administrator, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

(A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information regarding “excess inclusions” of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Securities Administrator from such Person.

(iv) The provisions of this Section 6.02(f) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates and Mezzanine Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) a certificate of the Securities Administrator stating that the Securities Administrator has received an Opinion of Counsel, in form and substance satisfactory to the Securities Administrator, to the effect that such modification, addition to or absence of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC created hereunder to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

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(g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Securities Administrator in accordance with its customary procedures.

Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Securities Administrator or the Certificate Registrar, or the Securities Administrator or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to Securities Administrator or the Certificate Registrar such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge by the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a protected purchaser, the Securities Administrator, shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Securities Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator or the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.04 Persons Deemed Owners.

The Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

Section 6.05 Certain Available Information.

On or prior to the date of the first sale of any Class CE Certificate, Class P Certificate or Residual Certificate to an Independent third party, the Depositor shall provide to the Securities Administrator ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificate. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Securities Administrator, the Depositor promptly shall inform the Securities Administrator of such event and shall deliver to the Securities Administrator ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Securities Administrator shall maintain at

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its office as set forth in Section 12.05 hereof and shall make available free of charge during normal business hours for review by any Holder of a Certificate, any Certificate Owner or any Person identified to the Securities Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class CE Certificate, Class P Certificate or Residual Certificate, the related private placement memorandum or other disclosure document relating to such Class of Certificates, in the form most recently provided to the Securities Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 5.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date and (C) any copies of all officers’ certificates of the Servicer since the Closing Date delivered to the Master Servicer to evidence such Person’s determination that any P&I Advance or Servicing Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. Copies and mailing of any and all of the foregoing items will be available from the Securities Administrator upon request at the expense of the Person requesting the same.

ARTICLE VII

THE DEPOSITOR, THE SERVICER AND THE MASTER SERVICER

Section 7.01 Liability of the Depositor, the Servicer and the Master Servicer.

The Depositor, the Servicer and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor, the Servicer and Master Servicer and undertaken hereunder by the Depositor, the Servicer and the Master Servicer herein.

Section 7.02 Merger or Consolidation of the Depositor, the Servicer or the Master Servicer.

Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its formation. The Depositor, the Servicer and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

The Depositor, the Servicer or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Servicer or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Servicer or the Master Servicer, shall be the successor of the Depositor, the Servicer or the

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Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any successor of the Servicer or the Master Servicer shall meet the eligibility requirements set forth in clauses (i) and (iii) of the last paragraph of Section 8.02(a) or Section 7.06, as applicable.

Section 7.03 Limitation on Liability of the Depositor, the Servicer, the Master Servicer and Others.

None of the Depositor, the Servicer, the Securities Administrator, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Servicer or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer, the Securities Administrator, the Master Servicer or any such person against any breach of warranties, representations or covenants made herein or against any specific liability imposed on any such Person pursuant hereto or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer, the Securities Administrator, the Master Servicer and any director, officer, employee or agent of the Depositor, the Servicer, the Securities Administrator and the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer, the Securities Administrator, the Master Servicer and any director, officer, employee or agent of the Depositor, the Servicer, the Securities Administrator or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Certificates or the Credit Risk Management Agreement or any loss, liability or expense incurred other than by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Servicer, the Securities Administrator or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Servicer, the Securities Administrator and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Servicer, the Securities Administrator and the Master Servicer shall be entitled to be reimbursed therefor from the Collection Account or the Distribution Account as and to the extent provided in Article III and Article IV, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account and the Distribution Account.

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Notwithstanding anything to the contrary contained herein, the Servicer shall not be liable for any actions or inactions prior to the Cut-off Date of any prior servicer of the Mortgage Loans and the Master Servicer shall not be liable for any action or inaction of the Servicer, except to the extent expressly provided herein, or the Credit Risk Manager.

Section 7.04 Limitation on Resignation of the Servicer.

(a) The Servicer shall neither assign all or substantially all of its rights under this Agreement or the servicing hereunder nor delegate all or substantially all of its duties hereunder nor sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Trustee and the Master Servicer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. Notwithstanding the foregoing, the Servicer, without the consent of the Trustee or the Master Servicer, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions, provided, however, that the retention of such contractors by the Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement. The Servicer shall not resign from the obligations and duties hereby imposed on it except by consent of the Master Servicer or upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Trustee and the Rating Agencies. No resignation of the Servicer shall become effective until the Master Servicer or a successor Servicer shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

(b) Except as expressly provided herein, the Servicer shall not assign or transfer all or substantially all of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform all or substantially all of the duties, covenants or obligations to be performed by the Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, that as provided in Section 3.02, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.

Section 7.05 Limitation on Resignation of the Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Rating Agencies. No

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resignation of the Master Servicer shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Section 7.06 Assignment of Master Servicing.

The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accept in writing such assignment and delegation and assume the obligations of the Master Servicer hereunder (a) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (b) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (c) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an officer’s certificate and an Opinion of Independent counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising out of acts or omissions prior to the effective date thereof.

Section 7.07 Rights of the Depositor in Respect of the Servicer and the Master Servicer.

Each of the Master Servicer and the Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer or the Servicer (and any such Sub-Servicer) in respect of the Servicer’s rights and obligations hereunder and access to officers of the Master Servicer or the Servicer (and those of any such Sub-Servicer) responsible for such obligations, and the Master Servicer shall have access to all records maintained by the Servicer and any Sub-Servicer. Upon request, each of the Master Servicer and the Servicer shall furnish to the Depositor and the Trustee its (and any such Sub-Servicer’s) most recent financial statements and such other information relating to the Master Servicer’s or the Servicer’s capacity to perform its obligations under this Agreement as it possesses (and that any such Sub-Servicer possesses). To the extent the Depositor and the Trustee are informed that such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer’s or the Servicer’s written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) to its legal counsel, auditors, taxing authorities or other governmental agencies and the Certificateholders, (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or

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governmental authority having jurisdiction over the Depositor and the Trustee or the Trust Fund, and in any case, the Depositor or the Trustee, (iii) disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee from sources other than the Depositor, the Servicer or the Master Servicer, (iv) disclosure as required pursuant to this Agreement or (v) disclosure of any and all information (A) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Depositor, the Servicer or the Master Servicer or (B) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. Nothing in this Section 7.07 shall limit the obligation of the Servicer to comply with any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 7.07 as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 7.07 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or the Servicer under this Agreement or exercise the rights of the Master Servicer or the Servicer under this Agreement; provided that neither the Master Servicer nor the Servicer shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Servicer and is not obligated to supervise the performance of the Master Servicer or the Servicer under this Agreement or otherwise.

Section 7.08 Duties of the Credit Risk Manager.

For and on behalf of the Depositor, the Credit Risk Manager will provide reports and recommendations concerning certain delinquent and defaulted Mortgage Loans, and as to the collection of any Prepayment Charges with respect to the Mortgage Loans. Such reports and recommendations will be based upon information provided to the Credit Risk Manager pursuant to the Credit Risk Management Agreement, and the Credit Risk Manager shall look solely to the Servicer and/or the Securities Administrator and/or the Master Servicer for all information and data (including loss and delinquency information and data) relating to the servicing of the related Mortgage Loans. The obligations of the parties under the Credit Risk Management Agreement will terminate upon the earlier of (i) the termination of the Trust, (ii) the termination of the Servicer’s rights and obligations under this Agreement, (iii) the resignation of the Credit Risk Manager upon at least ninety (90) days advance notice and the appointment of a successor Credit Risk Manager by the Depositor or its assign, or (iv) the removal of the Credit Risk Manager by the Depositor or its assign for failure to timely deliver its reports to the Depositor upon at least twenty (20) days advance notice and the appointment of a successor Credit Risk Manager by the Depositor or its assign. Upon any termination of the Credit Risk Manager or the appointment of a successor Credit Risk Manager, the Depositor shall give written notice thereof to the Servicer, the Master Servicer, the Trustee, and each Rating Agency.

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Section 7.09 Limitation Upon Liability of the Credit Risk Manager.

Neither the Credit Risk Manager, nor any of its directors, officers, employees, or agents shall be under any liability to the Trustee, the Certificateholders, or the Depositor for any action taken or for refraining from the taking of any action made in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the Credit Risk Management Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of gross negligence, willful malfeasance or bad faith in its performance of its duties. The Credit Risk Manager and any director, officer, employee, or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

ARTICLE VIII

DEFAULT

Section 8.01 Servicer Events of Default. (a) “Servicer Event of Default,” wherever used herein, means any one of the following events:

(i) any failure by the Servicer to remit to the Securities Administrator for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 5.03) required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee (which notice may be delivered by e-mail or facsimile), or to the Servicer, the Depositor, the Trustee and by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the material breach by the Servicer of any representation and warranty contained in Section 2.05, which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee or to the Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall

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have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(vi) failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.17, 3.18 or 5.09 which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement; or

(vii) any failure of the Servicer to make any P&I Advance on any Servicer Remittance Date required to be made from its own funds pursuant to Section 5.03 which continues unremedied for a period of two Business Days after the date upon which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Depositor or the Trustee (which notice may be delivered by e-mail or facsimile) or to the Servicer, the Depositor, the Trustee and by the Holders of Certificates entitled to at least 25% of the Voting Rights.

If a Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to the Master Servicer and each Rating Agency, terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Servicer Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the Servicer, the Depositor and the Master Servicer, terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. Subject to Section 8.02, on or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee, or such other successor servicer as may be appointed pursuant to Section 8.02, pursuant to and under this Section, and, without limitation, the Trustee or such other successor servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination,

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whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee or such other successor servicer with all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement, and to cooperate with the Trustee or such other successor servicer in effecting the termination of the Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee or such other successor servicer for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances, Servicing Advances, accrued and unpaid Servicing Fees or otherwise, and shall continue to be entitled to the benefits of Section 7.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 8.01(a), the Trustee shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Trustee at its Corporate Trust Office and such notice references the Certificates, the Trust or this Agreement. The Trustee shall promptly notify the Master Servicer and the Rating Agencies of the occurrence of a Servicer Event of Default of which it has knowledge as provided above.

The Master Servicer, the successor servicer or the Trustee, as applicable, shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Distribution Account if the Servicer is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, the successor servicer or the Trustee, from the Servicer immediately preceding the Master Servicer, the successor servicer or the Trustee, as applicable), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer, the successor servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data caused by the predecessor Servicer or otherwise to enable the Master Servicer, the successor servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

(b) “Master Servicer Event of Default,” wherever used herein, means any one of the following events:

(i) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 2.04, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the

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Trustee or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

(iii) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(iv) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

If a Master Servicer Event of Default shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to each Rating Agency, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise including, without limitation, the compensation payable to the Master Servicer under this Agreement, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer’s functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer’s responsibilities and rights under this Agreement (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and shall continue to be entitled to the benefits of Section 7.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 8.01(b), the Trustee shall not be deemed

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to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust or this Agreement. The Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Default of which it has knowledge as provided above.

To the extent that the costs and expenses of the Trustee related to the termination of the Master Servicer, appointment of a successor Master Servicer or the transfer and assumption of the master servicing by the Trustee (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Master Servicer as a result of a Master Servicer Event of Default and (ii) all costs and expenses associated with the complete transfer of the master servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Master Servicer to master service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Master Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Account. Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.

Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it. Furthermore, neither the Trustee nor any other successor master servicer shall be liable for any acts or omissions of the terminated Master Servicer.

Section 8.02 Trustee to Act; Appointment of Successor.

(a) On and after the time the Servicer receives a notice of termination, the Trustee, or such other successor servicer as may be appointed pursuant to this Section, shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Trustee or such other successor servicer (except for any representations or warranties of the Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.05 and the obligation to deposit amounts in respect of losses pursuant to Section 3.10(b)) by the terms and provisions hereof including, without limitation, the Servicer’s obligations to make P&I Advances pursuant to Section 5.03; provided, however, that if the Trustee or such other successor servicer is prohibited

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by law or regulation from obligating itself to make advances regarding delinquent mortgage loans or if the P&I Advance is deemed to be non-recoverable, then the Trustee or such other successor servicer shall not be obligated to make P&I Advances pursuant to Section 5.03; and provided further, that any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by Section 8.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder or such other successor servicer; provided, however, that (1) it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to the Trustee or any successor Servicer appointed in accordance with the following provisions and (2) any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by Section 8.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder or such other successor servicer. As compensation therefor, the Trustee or such other successor servicer shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to the immediately following paragraph, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act promptly appoint or petition a court of competent jurisdiction to appoint, a Person that satisfies the eligibility criteria set forth below as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement. Pending appointment of a successor to the Servicer under this Agreement, the Trustee shall act in such capacity as herein provided.

Notwithstanding anything herein to the contrary, in no event shall the Trustee or the Master Servicer be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

Any successor Servicer appointed under this Agreement must (i) be an established mortgage loan servicing institution that is a Fannie Mae and Freddie Mac approved seller/servicer, (ii) be approved by each Rating Agency by a written confirmation from each Rating Agency that the appointment of such successor Servicer would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates, (iii) have a net worth of not less than $15,000,000 and (iv) assume all the responsibilities, duties or liabilities of the Servicer (other than liabilities of the Servicer hereunder incurred prior to termination of the Servicer under Section 8.01 herein) under this Agreement as if originally named as a party to this Agreement.

(b) (1) All servicing transfer costs (including, without limitation, servicing transfer costs of the type described in Section 8.02(a) and incurred by the Trustee, and any successor Servicer under paragraph (b)(2) below) shall be paid by the terminated Servicer upon presentation of reasonable documentation of such costs, and if such predecessor or initial Servicer, as applicable, defaults in its obligation to pay such costs, the successor Servicer, and the Trustee shall be entitled to reimbursement therefor from the assets of the Trust Fund.

(2) No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer’s responsibilities, duties and liabilities hereunder. In connection with

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such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

Section 8.03 Notification to Certificateholders.

(a) Upon any termination of the Servicer or the Master Servicer pursuant to Section 8.01(a) or (b) or any appointment of a successor to the Servicer or the Master Servicer pursuant to Section 8.02, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default or Master Servicer Event of Default shall have been cured or waived.

Section 8.04 Waiver of Servicer Events of Default.

The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default, Servicer Event of Default or Master Servicer Event of Default hereunder may waive such default, Servicer Event of Default or Master Servicer Event of Default; provided, however, that a Servicer Event of Default under clause (i) or (vii) of Section 8.01(a) may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default, Servicer Event of Default or Master Servicer Event of Default, such default, Servicer Event of Default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default, Servicer Event of Default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE IX

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01 Duties of Trustee and Securities Administrator.

The Trustee, prior to the occurrence of a Servicer Event of Default or a Master Servicer Event of Default and after the curing or waiver of all Master Servicer Events of Default and all Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. During the continuance of a Master Servicer Event of Default or a Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same

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degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee or the Securities Administrator, as the case may be, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator will provide notice to the Trustee thereof and the Trustee will provide notice to the Certificateholders.

The Trustee shall promptly remit to the Servicer any complaint, claim, demand, notice or other document (collectively, the “Notices”) delivered to the Trustee as a consequence of the assignment of any Mortgage Loan hereunder and relating to the servicing of the Mortgage Loans; provided than any such notice (i) is delivered to the Trustee at its Corporate Trust Office, (ii) contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property. The Trustee shall have no duty hereunder with respect to any Notice it may receive or which may be alleged to have been delivered to or served upon it unless such Notice is delivered to it or served upon it at its Corporate Trust Office and such Notice contains the information required pursuant to clause (ii) of the preceding sentence.

No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i) Prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, that conform to the requirements of this Agreement;

(ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it

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shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts; and

(iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator under this Agreement.

Section 9.02 Certain Matters Affecting Trustee and Securities Administrator.

(a) Except as otherwise provided in Section 9.01:

(i) Before taking any action or declining to take any action, as the case may be, under this Agreement, the Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee and the Securities Administrator may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv) Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of a Master Servicer Event of Default hereunder and after the curing or waiver of all Master Servicer Events of Default which may have

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occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by such Certificateholders, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(vii) The Trustee shall not be liable for any loss resulting from the investment of funds held in the Collection Account, or for any loss resulting from the redemption or sale of any such investment as therein authorized;

(viii) The Trustee shall not be deemed to have notice of any default, Master Servicer Event of Default or Servicer Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement; and

(ix) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder.

(b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

(c) The Securities Administrator is hereby directed by the Depositor to execute the Interest Rate Swap Agreement on behalf of the Trust Fund in the form presented to it by the Depositor and shall have no responsibility for the contents of the Interest Rate Swap Agreement, including, without limitation, the representations and warranties contained therein. Any funds payable by the Securities Administrator under the Interest Rate Swap Agreement at closing shall be paid by the Depositor. Notwithstanding anything to the contrary contained herein or in the

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Interest Rate Swap Agreement, the Securities Administrator shall not be required to make any payments to the counterparty under the Interest Rate Swap Agreement. The Securities Administrator hereby agrees to promptly provide to the Credit Risk Manager any reset/payment advice or reset notification, or any other notice, report or statement received from the Swap Provider in connection with the Interest Rate Swap Agreement.

(d) None of the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Depositor, the Custodian or the Trustee shall be responsible for the acts or omissions of the others, it being understood that this Agreement shall not be construed to render those partners joint venturers or agents of one another.

Section 9.03 Trustee and Securities Administrator not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator, the authentication of the Securities Administrator on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 9.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 9.12) or of the Certificates (other than the signature of the Securities Administrator and authentication of the Securities Administrator on the Certificates) or of any Mortgage Loan or related document. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer, other than with respect to the Securities Administrator any funds held by it or on behalf of the Trustee in accordance with Section 3.23 and 3.24.

Section 9.04 Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates and may transact business with other interested parties and their Affiliates with the same rights it would have if it were not Trustee or the Securities Administrator.

Section 9.05 Fees and Expenses of Trustee and Securities Administrator.

The fees of the Trustee and the Securities Administrator hereunder and of Wells Fargo as Custodian shall be paid in accordance with a side letter agreement with the Master Servicer and at the sole expense of the Master Servicer. In addition, the Trustee, the Securities Administrator, the Custodian and any director, officer, employee or agent of the Trustee, the Securities Administrator and the Custodian shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred by the Trustee, the Custodian or the Securities Administrator arising out of or in connection with the acceptance or administration of its respective obligations and duties under this Agreement,

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including the Interest Rate Swap Agreement and any and all other agreements related thereto, other than any loss, liability or expense (i) for which the Trustee is indemnified by the Master Servicer or the Servicer, (ii) that constitutes a specific liability of the Trustee or the Securities Administrator pursuant to Section 11.01(g) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder by the Trustee or the Securities Administrator or by reason of reckless disregard of obligations and duties hereunder. In no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if it has been advised of the likelihood of such loss or damage and regardless of the form of action. The Master Servicer agrees to indemnify the Trustee, from, and hold the Trustee harmless against, any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred by the Trustee by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of the Master Servicer’s reckless disregard of its obligations and duties under this Agreement. In addition, the Seller agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the last paragraph of Section 2.01, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph. The indemnities in this Section 9.05 shall survive the termination or discharge of this Agreement and the resignation or removal of the Master Servicer, the Trustee, the Securities Administrator or the Custodian. Any payment hereunder made by the Master Servicer to the Trustee shall be from the Master Servicer’s own funds, without reimbursement from REMIC I therefor.

Section 9.06 Eligibility Requirements for Trustee and Securities Administrator.

The Trustee and the Securities Administrator shall at all times be a corporation or an association (other than the Depositor, the Seller, the Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee or the Securities Administrator, as applicable, shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 9.07.

Section 9.07 Resignation and Removal of Trustee and Securities Administrator.

The Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, to the Master Servicer, to the Securities Administrator (or the Trustee, if the Securities Administrator resigns)

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and to the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and to the successor trustee or successor securities administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as the case may be, may, at the expense of the Trust Fund, petition any court of competent jurisdiction for the appointment of a successor trustee, successor securities administrator, Trustee or Securities Administrator, as applicable.

If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Securities Administrator, as applicable and appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Securities Administrator so removed and to the successor trustee or successor securities administrator. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Trustee (in the case of the removal of the Securities Administrator), the Securities Administrator (in the case of the removal of the Trustee) and the Master Servicer by the Depositor.

Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or successor securities administrator, as applicable, as provided in Section 8.08. Notwithstanding anything to the contrary contained herein, the Master Servicer and the Securities Administrator shall at all times be the same Person.

Section 9.08 Successor Trustee or Securities Administrator.

Any successor trustee or successor securities administrator appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor and its predecessor trustee

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or predecessor securities administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein. The predecessor trustee or predecessor securities administrator shall deliver to the successor trustee or successor securities administrator all Mortgage Files and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee or predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties and obligations.

No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee or successor securities administrator shall not result in a downgrading of any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or successor securities administrator, the successor trustee or successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

Section 9.09 Merger or Consolidation of Trustee or Securities Administrator.

Any corporation or association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Trustee or the Securities Administrator shall be the successor of the Trustee or the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.10 Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of

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REMIC I, and to vest in such Person or Persons, in such capacity, and for the benefit of the Holders of the Certificates, such title to REMIC I, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

Section 9.11 Appointment of Office or Agency.

The Certificates may be surrendered for registration of transfer or exchange at the Securities Administrator’s office located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, and presented for final distribution at the Corporate Trust Office of the Securities Administrator where notices and demands to or upon the Securities Administrator in respect of the Certificates and this Agreement may be served.

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Section 9.12 Representations and Warranties.

The Trustee hereby represents and warrants to the Master Servicer, the Securities Administrator and the Depositor as applicable, as of the Closing Date, that:

(i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States, (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(ii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(iii) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or its financial condition.

(iv) No litigation is pending or, to the best of its knowledge, threatened against it, which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or its financial condition.

ARTICLE X

TERMINATION

Section 10.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

(a) Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer, the Master Servicer and the Trustee (other than the obligations of the Master Servicer to the Trustee pursuant to Section 9.05 and of the Servicer to make remittances to the Securities Administrator and the Securities Administrator to make payments in respect of the REMIC I Regular Interests, REMIC I Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and

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the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Servicer (as described below) all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

(b) The Servicer may, at its option (the party exercising such right the “Terminator”), terminate this Agreement on any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) on such date is equal to or less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date, by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the fair market value of the Mortgage Loans and REO Properties (as determined by the Terminator and, to the extent that the Class A Certificates or a Class of Mezzanine Certificates will not receive all amounts owed to it as a result of the termination, the Securities Administrator, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to the related Certificateholders pursuant to Section 10.01(c)), plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, P&I Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties, any accrued unpaid Net WAC Rate Carryover Amount, any previously unpaid Allocated Realized Loss Amounts and any Swap Termination Payment to the Swap Provider then remaining unpaid or which is due to the exercise of such option, and any unreimbursed expenses due to any party to this Agreement (the “Termination Price”). In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deposit in the Distribution Account all amounts then on deposit in the Collection Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The Servicer shall provide notice to the Swap Provider of the exercise of its option to terminate this Agreement under this Section.

Any such purchase shall be accomplished by deposit into the Distribution Account on the Determination Date before such Distribution Date of the Termination Price.

(c) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator upon the Securities Administrator receiving notice of such date from the Servicer, by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution

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Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified.

(d) Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 5.01 for such Distribution Date.

(e) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Securities Administrator shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate Servicing Account for the benefit of such Certificateholders, and the Master Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Securities Administrator (in any other case) shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Residual Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Securities Administrator upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Residual Certificateholder for payment.

Section 10.02 Additional Termination Requirements.

(a) In the event that the Servicer purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

(i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC’s final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained by and at the expense of the Servicer;

(ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Servicer for cash; and

(iii) At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

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(b) At the expense of the Servicer (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 10.01, at the expense of the Trust Fund), the Servicer shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each Trust REMIC pursuant to this Section 10.02.

(c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor Certificateholders.

ARTICLE XI

REMIC PROVISIONS

Section 11.01 REMIC Administration.

(a) REMIC elections as set forth in the Preliminary Statement shall be made by the Trustee on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

(b) The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code.

(c) The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to each REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, but not including expenses of a routine audit or expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder. The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Collection Account.

(d) The Securities Administrator shall prepare and file, and the Trustee shall sign all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement thereof.

(e) The Holder of the Residual Certificate at any time holding the largest Percentage Interest thereof shall be the “tax matters person” as defined in the REMIC Provisions (the “Tax Matters Person”) with respect to the related REMIC and shall act as Tax Matters Person for each REMIC. The Securities Administrator, as agent for the Tax Matters Person, shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if

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required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions. The Securities Administrator, as agent for the Tax Matters Person, shall represent each REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of any REMIC and otherwise act on behalf of any REMIC in relation to any tax matter involving the Trust.

(f) The Securities Administrator and the Holders of Certificates shall take any action or cause the REMIC to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Securities Administrator nor the Holder of any Residual Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Securities Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Securities Administrator, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee or the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur.

(g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on each REMIC created hereunder by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Securities Administrator shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in the REMICs or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC. Subject to the foregoing, in the event that a REMIC incurs a state or local tax, including franchise taxes, as a result of a determination that such REMIC is domiciled in the State of California or any other state for state tax purposes by virtue of the location of the Servicer or any subservicer, the Servicer agrees to pay on behalf of such REMIC when due, any and all state and local taxes imposed as a result of such a determination, in the event that the Holder of the related Residual Certificate fails to pay such taxes, if any, when imposed.

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(h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

(i) No additional contributions of assets shall be made to any REMIC created hereunder, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

(j) Neither the Trustee nor the Securities Administrator shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services.

(k) The Securities Administrator will apply for an Employee Identification Number from the Internal Revenue Service via a Form SS-4 or other acceptable method for all tax entities and shall complete the Form 8811.

Section 11.02 Prohibited Transactions and Activities.

Neither the Depositor, the Servicer, the Master Servicer, the Securities Administrator nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to either REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or of the interests therein other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause any REMIC created hereunder to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

Section 11.03 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

(a) The Trustee agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator or the Servicer including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator or the Servicer as a result of the Trustee’s failure to perform its covenants set forth in this Article XI in accordance with the standard of care of the Trustee set forth in this Agreement.

(b) The Servicer agrees to indemnify the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator and the Trustee for any taxes and costs including any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as a result of the Servicer’s failure to

171	Pooling and Servicing Agreement

perform its covenants set forth in Article III in accordance with the standard of care of the Servicer set forth in this Agreement.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the Servicer and the Trustee for any taxes and costs including any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Servicer or the Trustee, as a result of the Master Servicer’s failure to perform its covenants set forth in Article IV in accordance with the standard of care of the Master Servicer set forth in this Agreement.

(d) The Securities Administrator agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor or the Trustee including any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Servicer or the Trustee as a result of the Securities Administrator’s failure to perform its covenants set forth in this Article XI in accordance with the standard of care of the Securities Administrator set forth in this Agreement.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01 Amendment.

This Agreement may be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, but without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder. Notwithstanding any of the other provisions of this Section 12.01, none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator or the Trustee shall enter into any amendment of this Agreement that could have an adverse effect on the Swap Provider without the prior written consent of the Swap Provider.

This Agreement may also be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of,

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payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 12.01, Certificates registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates. Without limiting the generality of the foregoing, any amendment to this Agreement required in connection with the compliance with or the clarification of any reporting obligations described in Section 5.09 hereof shall not require the consent of any Certificateholder and without the need for any Opinion of Counsel or Rating Agency confirmation.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment is permitted hereunder and will not result in the imposition of any tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and that such amendment is authorized or permitted by this Agreement.

Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe. The cost of any Opinion of Counsel to be delivered pursuant to this Section 12.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee . The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

Section 12.02 Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Certificateholders, but only upon direction of the Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of

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counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 12.03 Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 12.04 Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles thereof.

Section 12.05 Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if sent by facsimile, receipt confirmed, if personally

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delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, SG Mortgage Securities, LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: Carole Mortensen (telecopy number (212) 278-9320) or such other address or telecopy number as may hereafter be furnished to the Servicer, the Master Servicer, the Securities Administrator, Swap Provider and the Trustee in writing by the Depositor, (b) in the case of the Servicer, Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, Iowa 50328, Attention: John B. Brown, MAC X2401-042 (telecopy number: (515) 213-7121), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Master Servicer, the Securities Administrator, Swap Provider and the Depositor in writing by the Servicer, (c) in the case of the Master Servicer and the Securities Administrator, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Services – SGMS 2006-FRE1 (telecopy number: (410) 715-2380), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Depositor, Swap Provider and the Servicer in writing by the Master Servicer or the Securities Administrator, (d) in the case of the Trustee, at the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Servicer, the Master Servicer, the Securities Administrator, Swap Provider and the Depositor in writing by the Trustee and (e) in the case of the Swap Provider, Bear Stearns Financial Products, Inc., 383 Madison Avenue, New York, New York 10179, Attention: DPC Manager (telecopy number: (212) 272-5823), or such other address or telecopy number as may hereafter be furnished to the Servicer, Master Servicer, Securities Administrator, Trustee and the Depositor in writing by the Swap Provider. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

Section 12.06 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.07 Notice to Rating Agencies.

The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer has actual knowledge:

1. Any material change or amendment to this Agreement;

2. The occurrence of any Servicer Event of Default or Master Servicer Event of Default that has not been cured or waived;

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3. The resignation or termination of the Servicer, the Master Servicer or the Trustee;

4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

5. The final payment to the Holders of any Class of Certificates;

6. Any change in the location of the Distribution Account; and

7. Any event that would result in the inability of the Trustee as successor Servicer to make advances regarding delinquent Mortgage Loans.

In addition, the Securities Administrator shall promptly make available to each Rating Agency copies of each report to Certificateholders described in Section 5.02.

The Servicer shall make available to each Rating Agency copies of the following:

1. Each annual statement as to compliance described in Section 3.17;

2. Each annual independent public accountants’ servicing report described in Section 3.18; and

3. Any change in the location of the Collection Account.

Any such notice pursuant to this Section 12.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, to Fitch Ratings, 1 State Street Plaza, New York, New York 10004 and to Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

Section 12.08 Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

Section 12.09 Grant of Security Interest.

It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of

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Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor’s obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders.

Section 12.10 Survival of Indemnification.

Any and all indemnities to be provided by any party to this Agreement shall survive the termination and resignation of any party hereto and the termination of this Agreement.

Section 12.11 Third Party Beneficiary.

The Swap Provider is an express third-party beneficiary of this Agreement, and shall have the right to enforce the provisions of this Agreement.

ARTICLE XIII

COMPLIANCE WITH REGULATION AB

Section 13.01 Intent of the Parties; Reasonableness.

The Depositor, the Servicer, the Master Servicer and the Securities Administrator acknowledge and agree that the purpose of Sections 3.17, 3.18, 5.09 and this Article XIII is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and

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regulations of the Commission under the Securities Act and the Exchange Act. Each of the Servicer, the Master Servicer and the Securities Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, and agrees to comply with requests made by the Depositor, the Master Servicer or the Securities Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each of the Servicer, the Master Servicer, the Securities Administrator and the Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Depositor, the Master Servicer or the Securities Administrator to permit the Depositor, the Master Servicer or the Securities Administrator to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Depositor to be necessary in order to effect such compliance.

Section 13.02 Additional Representations and Warranties of the Servicer.

(a) The Servicer shall be deemed to represent to the Depositor, the Master Servicer and the Securities Administrator as of the date on which information is first provided to the Depositor, the Master Servicer or the Securities Administrator under Section 5.09 that, except as disclosed in writing to the Master Servicer, the Securities Administrator or the Depositor prior to such date: (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any act or failure to act of the Servicer; (ii) it has not been terminated as servicer in a securitization of mortgage loans either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its servicing obligations under this Agreement or any other Securitization Transaction; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against it or any Sub-Servicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Sub-Servicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of the type described in Item 1119 of Regulation AB.

(b) If so requested by the Master Servicer, the Securities Administrator or the Depositor on any date following the date on which information is first provided to the Master Servicer, the Securities Administrator or the Depositor under Section 5.09, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request or such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

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IN WITNESS WHEREOF, the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

SG MORTGAGE SECURITIES, LLC,
as Depositor

By:	/s/ Abner Figueroa
Name:	Abner Figueroa
Title:	Director

By	/s/ Arnaud Denis
Name:	Arnaud Denis
Title:	President

WELLS FARGO BANK, N.A.,
as Servicer

By:	/s/ Laurie McGoogan
Name:	Laurie McGoogan
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

By:	/s/ Ecliff Jackman
Name:	Ecliff Jackman
Title:	Officer

WELLS FARGO BANK, N.A.
as Master Servicer and Securities Administrator

By:	/s/ Peter A. Gobell
Name:	Peter A. Gobell
Title:	Vice President

Pooling and Servicing Agreement

WELLS FARGO BANK, N.A.
as Custodian

By:	/s/ Peter A. Gobell
Name:	Peter A. Gobell
Title:	Vice President

FOR PURPOSES OF SECTIONS 4.19, 7.08 AND 7.09:

CLAYTON FIXED INCOME SERVICES INC.

By:	/s/ Kevin J. Kanouff
Name:	Kevin J. Kanouff
Title:	President and General Counsel

Pooling and Servicing Agreement

STATE OF NY	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 27 day of April 2006, before me, a notary public in and for said State, personally appeared Abner Figueroa known to me to be a Director of SG Mortgage Securities LLC, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Illegible
Notary Public

[Notarial Seal]	My commission expires

Pooling and Servicing Agreement

STATE OF COLORADO	)
	)	ss.:
COUNTY OF DENVER	)

On the 11th day of May 2006, before me, a notary public in and for said State, personally appeared Kevin J. Kanouff known to me to be a President of Clayton Fixed Income Services Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Holly B. Delabbio
Notary Public

[Notarial Seal]	My commission expires 02/28/2007

Pooling and Servicing Agreement

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF FREDRICK	)

On the 11th day of May, 2006, before me, a notary public in and for said State, personally appeared Laurie McGoogan known to me to be a Vice President of ________________, Wells Fargo Bank, NA, as Servicer, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan Chicca
Notary Public

[Notarial Seal]	My commission expires
March 1, 2007

Pooling and Servicing Agreement

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF BALTIMORE	)

On the 11th day of May, 2006, before me, a notary public in and for said State, personally appeared Peter A. Gobell, known to me to be a Vice President of Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Graham M. Oglesby
Notary Public

[Notarial Seal]	My commission expires
January 7, 2009

Pooling and Servicing Agreement

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF BALTIMORE	)

On the 11th day of May, 2006, before me, a notary public in and for said State, personally appeared Peter A. Gobell, known to me to be a Vice President of Wells Fargo Bank, N.A., as Custodian, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Graham Oglesby
Notary Public

[Notarial Seal]	My commission expires
January 7, 2009

Pooling and Servicing Agreement

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of May, 2006, before me, a notary public in and for said State, personally appeared Ecliff Jackman, known to me to be a Officer of HSBC Bank USA, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Marcia Markowski
Notary Public

[Notarial Seal]	My commission expires
11-30-06

Pooling and Servicing Agreement

EXHIBIT A-1

Form of Class A-1A Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class A-1A	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class A-1A Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class A-1A,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-1A Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-1A Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1A Certificate (obtained by dividing the Denomination of this Class A-1A Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-1A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-1A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class A-1A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A-1A Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class A-1A Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-2

Form of Class A-1B Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class A-1B	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class A-1B Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class A-1B,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-1B Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-1B Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1B Certificate (obtained by dividing the Denomination of this Class A-1B Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-1B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-1B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class A-1B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A-1B Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class A-1B Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:	Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-3

Form of Class A-2A Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class A-2A	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class A-2A Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class A-2A,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-2A Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-2A Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2A Certificate (obtained by dividing the Denomination of this Class A-2A Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-2A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-2A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class A-2A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A-2A Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class A-2A Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:	Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-4

Form of Class A-2B Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-2A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class A-2B	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class A-2B Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class A-2B,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-2B Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-2B Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2B Certificate (obtained by dividing the Denomination of this Class A-2B Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-2B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-2B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class A-2B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A-2B Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class A-2B Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to             .

This information is provided by                     , the assignee named above, or             , as its agent.

EXHIBIT A-5

Form of Class A-2C Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-2A AND CLASS A-2B CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class A-2C	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class A-2C Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class A-2C,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-2C Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-2C Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2C Certificate (obtained by dividing the Denomination of this Class A-2C Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-2C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-2C Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class A-2C Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A-2C Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class A-2C Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-6

Form of Class M-1 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-1	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-1 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-1,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-1 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-1 Certificate (obtained by dividing the Denomination of this Class M-1 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-1 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-7

Form of Class M-2 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A AND CLASS M-1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-2	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-2 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-2,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-2 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-2 Certificate (obtained by dividing the Denomination of this Class M-2 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-2 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-8

Form of Class M-3 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-3	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-3 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-3,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-3 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-3 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-3 Certificate (obtained by dividing the Denomination of this Class M-3 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-3 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-3 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-3 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-3 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-3 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trus 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                    , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-9

Form of Class M-4 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2 AND CLASS M-3 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-4	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-4 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-4,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-4 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-4 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-4 Certificate (obtained by dividing the Denomination of this Class M-4 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-4 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-4 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-4 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-4 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-4 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust, Asset-Backed Certificates 2006-FRE1, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-10

Form of Class M-5 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3 AND CLASS M-4 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-5	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-5 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-5,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-5 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-5 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-5 Certificate (obtained by dividing the Denomination of this Class M-5 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-5 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-5 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-5 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-5 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-5 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-11

Form of Class M-6 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4 AND CLASS M-5 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-6	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-6 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-6,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-6 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-6 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-6 Certificate (obtained by dividing the Denomination of this Class M-6 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-6 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-6 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-6 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-6 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-6 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to             .

This information is provided by             , the assignee named above, or             , as its agent.

EXHIBIT A-12

Form of Class M-7 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5 AND CLASS M-6 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-7	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-7 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-7,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-7 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-7 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-7 Certificate (obtained by dividing the Denomination of this Class M-7 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-7 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-7 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-7 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-7 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-7 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by             , the assignee named above, or             , as its agent.

EXHIBIT A-13

Form of Class M-8 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6 AND CLASS M-7 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3-101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-8	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-8 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-8,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-8 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-8 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-8 Certificate (obtained by dividing the Denomination of this Class M-8 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-8 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-8 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-8 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-8 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-8 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                     .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-14

Form of Class M-9 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7 AND CLASS M-8 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3–101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-9	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-9 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-9,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-9 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-9 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-9 Certificate (obtained by dividing the Denomination of this Class M-9 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-9 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-9 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any	purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-9 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-9 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-9 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                                         .

This	information is provided by , the assignee named above, or , as its agent.

EXHIBIT A-15

Form of Class M-10 Certificate

RESTRICTED GLOBAL SECURITY

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8 AND CLASS M-9 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS M-10 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE AND NONE OF THE DEPOSITOR, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR IS REQUIRED, AND NONE OF THEM INTENDS, TO SO REGISTER OR QUALIFY THIS CLASS M-10 CERTIFICATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS M-10 CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 6.02 (d) AND (e) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE POOLING AND SERVICING AGREEMENT CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS CLASS M-10 CERTIFICATE.

EACH HOLDER AND CERTIFICATE OWNER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) IN THE CASE OF A BENEFICIAL OWNER OF AN INTEREST IN A REGULATION S GLOBAL SECURITY, AS A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTIONS 6.02(d) AND (e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3–101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(d) AND (e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-10	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-10 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-10,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-10 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-10 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-10 Certificate (obtained by dividing the Denomination of this Class M-10 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-10 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-10 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(d) and (e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-10 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-10 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-10 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

Interests in this Restricted Global Security may be exchanged for an interest in the corresponding Regulation S Global Security, in each case subject to the restrictions as set forth in the Pooling and Servicing Agreement.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                                         .

This	information is provided by , the assignee named above, or , as its agent.

EXHIBIT A-16

Form of Class M-11 Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8, CLASS M-9 AND CLASS M-10 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS M-11 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE AND NONE OF THE DEPOSITOR, THE TRUSTEE, OR THE SECURITIES ADMINISTRATOR IS REQUIRED, AND NONE OF THEM INTENDS, TO SO REGISTER OR QUALIFY THIS CLASS M-11 CERTIFICATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS M-11 CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 6.02 (d) AND (e) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE POOLING AND SERVICING AGREEMENT CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS CLASS M-10 CERTIFICATE.

EACH HOLDER AND CERTIFICATE OWNER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) IN THE CASE OF A BENEFICIAL OWNER OF AN INTEREST IN A REGULATION S GLOBAL SECURITY, AS A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(d) AND (e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3–101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(d) AND (e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-11	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-11 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-11,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-11 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-11 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-11 Certificate (obtained by dividing the Denomination of this Class M-11 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-11 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-11 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(d) and (e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-11 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-11 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-11 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

Interests in this Restricted Global Security may be exchanged for an interest in the corresponding Regulation S Global Security, in each case subject to the restrictions as set forth in the Pooling and Servicing Agreement.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                                         .

This	information is provided by , the assignee named above, or , as its agent.

EXHIBIT A-17

Form of Class M-12 Certificate

RESTRICTED GLOBAL SECURITY

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8, CLASS M-9, CLASS M-10 AND CLASS M-11 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS M-12 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE AND NONE OF THE DEPOSITOR, THE TRUSTEE, OR THE SECURITIES ADMINISTRATOR IS REQUIRED, AND NONE OF THEM INTENDS, TO SO REGISTER OR QUALIFY THIS CLASS M-12 CERTIFICATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS M-12 CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 6.02 (d) AND (e) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE POOLING AND SERVICING AGREEMENT CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS CLASS M-12 CERTIFICATE.

EACH HOLDER AND CERTIFICATE OWNER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) IN THE CASE OF A BENEFICIAL OWNER OF AN INTEREST IN A REGULATION S GLOBAL SECURITY, AS A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT.

ANY PURCHASER SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTIONS 6.02(d) AND (e) OF THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3–101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(d) AND (e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class M-12	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class M-12 Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036	CUSIP [ ]

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class M-12,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-12 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-12 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-12 Certificate (obtained by dividing the Denomination of this Class M-12 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-12 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-12 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(d) and (e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class M-12 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class M-12 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A.,as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This	is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class M-12 Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

Interests in this Restricted Global Security may be exchanged for an interest in the corresponding Regulation S Global Security, in each case subject to the restrictions as set forth in the Pooling and Servicing Agreement.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The	assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                                         .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-18

Form of Class CE Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A AND CLASS M CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3–101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class CE	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class CE Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class CE,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class CE Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class CE Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that SG Mortgage Finance Corp. is the registered owner of the Percentage Interest evidenced by this Class CE Certificate (obtained by dividing the Denomination of this Class CE Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class CE Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class CE Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Securities Administrator and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Securities Administrator and the Depositor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Securities Administrator or the Depositor; or there shall be delivered to the Securities Administrator and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class CE Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class CE Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class CE Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates 2006-FRE1”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                                         .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT A-19

Form of Class P Certificate

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3–101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1	Variable Pass-Through Rate

Class P	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006	Aggregate Initial Certificate Principal Balance of the Class P Certificates: $[ ]

Cut-off Date: May 1, 2006

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class P,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class P Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class P Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that SG Mortgage Finance Corp. is the registered owner of the Percentage Interest evidenced by this Class P Certificate (obtained by dividing the Denomination of this Class P Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class P Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class P Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Securities Administrator and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Securities Administrator and the Depositor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Securities Administrator or the Depositor; or there shall be delivered to the Securities Administrator and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class P Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class P Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class P Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The	assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                                         .

This	information is provided by , the assignee named above, or , as its agent.

EXHIBIT A-20

Form of Class R Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN ONE OR MORE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE (A “PLAN”), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING “PLAN ASSETS,” WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. § 2510.3–101, OF ANY PLAN (A “PLAN INVESTOR”) TO EFFECT SUCH ACQUISITION.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE, THE MASTER SERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. 1

Class R	Percentage Interest: 100%

Date of Pooling and Servicing Agreement: March 24, 2006 Cut-off Date: May 1, 2006	Aggregate Initial Certificate Principal Balance of the Class R Certificates: $[ ]

First Distribution Date: June 26, 2006	Initial Certificate Principal Balance of this Certificate: $[ ]

Assumed Final Maturity Date: February 25, 2036

SG MORTGAGE SECURITIES TRUST 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1 Class R,

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of first and second lien,

adjustable and fixed rate mortgage loans (the “Mortgage Loans”),

SG MORTGAGE SECURITIES, LLC, as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Trustee or the Securities Administrator referred to below or any of their respective affiliates.

This certifies that SG Mortgage Finance Corp. is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by SG Mortgage Securities, LLC (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”) as securities administrator (in such capacity, the “Securities Administrator”), as custodian (in such capacity, the “Custodian”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Securities Administrator in Minneapolis, Minnesota.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Securities Administrator and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Securities Administrator and the Depositor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Securities Administrator or the Depositor; or there shall be delivered to the Securities Administrator and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Securities Administrator and the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Securities Administrator and the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. Pursuant to the Agreement, the Master Servicer will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class R Certificate in violation of the restrictions mentioned above. Any purchaser shall be deemed to make the representations set forth in Section 6.02(e) of the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Class R Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class R Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 11, 2006	WELLS FARGO BANK, N.A., as Securities Administrator

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A., as Certificate Registrar

By:
Authorized Signatory

[Reverse of Class R Certificate]

SG MORTGAGE SECURITIES TRUST 2006-FRE1,

Asset-Backed Certificates, Series 2006-FRE1

This Certificate is one of a duly authorized issue of Certificates designated as SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any person (including, without limitation, an insurance company investing its general account, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets,” within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, if any and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, and any agent of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person, including a Depository, in whose name any Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Trust nor any agent of any of them shall be affected by notice to the contrary.

On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Servicer may purchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the Distribution Date in February 2036.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the Asset-Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to                      for the account of                      account number                     , or, if mailed by check, to                     . Applicable statements should be mailed to                                         .

This information is provided by                     , the assignee named above, or                     , as its agent.

EXHIBIT B

[Reserved]

EXHIBIT C

[Reserved]

EXHIBIT D

Mortgage Loan Schedule

(See Exhibit 3 to the Mortgage Loan Purchase Agreement)

EXHIBIT E

Request for Release

To:	Wells Fargo Bank, N.A., as Custodian
24 Executive Park
Irvine, California 92614
Attention: Corporate Trust Services – SGMS 2006-FRE1

Re:	Pooling and Servicing Agreement, dated as of March 24, 2006, among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as Custodian, Master Servicer, Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee.

In connection with the administration of the Mortgage Loans held by you as Custodian pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name. Address & Zip Code:

Reason for Requesting Documents (check one):

1.	Mortgage Paid in Full	☐
2.	Foreclosure	☐
3.	Substitution	☐
4.	Other Liquidation (Repurchases, etc.)	☐
5.	Nonliquidation Reason	☐

Address to which Custodian should deliver the Custodian’s Mortgage File:

By:
(authorized signer)

Issuer:

Address:

Date:

Please acknowledge the execution of the above request by your signature and date below:

Wells Fargo Bank, N. A., as Custodian

By:
(authorized signer)

Date:

Documents returned to Custodian:

EXHIBIT F-1

Form of Custodian’s Initial Certification

[Date]

SG Mortgage Securities, LLC

1221 Avenue of the Americas

New York, New York 10020

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Re:	Pooling and Servicing Agreement, dated as of March 24, 2006, among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as custodian, master servicer, servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

Ladies and Gentlemen:

Attached is the Custodian’s preliminary exception report delivered in accordance with Section 2.02 of the referenced Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File pertaining to the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File included any of the documents specified in clause (vi) of Section 2.01 of the Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A., as Custodian

By:
Name:
Title:

Exhibit F-2

Form of Custodian’s Final Certification

[Date]

SG Mortgage Securities, LLC

1221 Avenue of the Americas

New York, New York 10020

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Re:	Pooling and Servicing Agreement, dated as of March 24, 2006, among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as custodian, master servicer, servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”)

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01 of the Pooling and Servicing Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File pertaining to the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File included any of the documents specified in clause (vi) of Section 2.01 of the Pooling and Servicing Agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A., as Custodian

By:
Name:
Title:

EXHIBIT F-3

Form of Receipt of Mortgage Note

[Date]

SG Mortgage Securities, LLC

1221 Avenue of the Americas

New York, New York 10020

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Re:	Pooling and Servicing Agreement, dated as of March 24, 2006, among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as custodian, master servicer, servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”)

Ladies and Gentlemen:

Pursuant to Section 2.01 of the Pooling and Servicing Agreement, we hereby acknowledge the receipt of the original Mortgage Notes (a copy of which is attached hereto as Exhibit 1) with any exceptions thereto listed on Exhibit 2.

WELLS FARGO BANK, N.A., as Custodian

By:
Name:
Title:

EXHIBIT G

[Reserved]

EXHIBIT H

Form of Lost Note Affidavit

Personally appeared before me the undersigned authority to administer oaths,                              who first being duly sworn deposes and says: Deponent is                                  of                             , successor by merger to                                          (“Seller”) and who has personal knowledge of the facts set out in this affidavit.

On                                     ,                                          did execute and deliver a promissory note in the principal amount of $                                . That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

Seller executes this Affidavit for the purpose of inducing HSBC Bank USA, National Association, as trustee on behalf of SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates, Series 2006-FRE1, to accept the transfer of the above described loan from Seller.

Seller agrees to indemnify HSBC Bank USA, National Association, Wells Fargo Bank, N.A. and SG Mortgage Securities, LLC harmless for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By:

STATE OF _____________)

                                               )ss.:

COUNTY OF ___________)

On this              day of                     , 20    , before me, a Notary Public, in and for said County and State, appeared                                 , who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this      day of                     , 20    .

My commission expires                                     .

EXHIBIT I

[Reserved]

EXHIBIT J

Form of Investment Letter

Form of Rule 144A Investment Letter

[Date]

SG Mortgage Securities, LLC

1221 Avenue of the Americas

New York, New York 10020

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention:	Corporate Trust, SG Mortgage Securities, LLC, SG Mortgage Securities Trust 2006-FRE1

Re:	SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Securities Series 2006-FRE1

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that:

(a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws;

(b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates;

(c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates;

(d) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A; and further, understand that such Certificates may be resold, pledged or transferred only to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A; and

(e) We are not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1974, as amended (the “Code”) (a “Plan”), or any person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets”, within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, if any Plan (a “Plan Investor”) to effect such acquisition.

Very truly yours,

[NAME OF TRANSFEREE]

By:

Authorized Officer

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $            1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501 (c) (3) of the Internal Revenue Code of 1986, as amended.

Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

[1]	Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer:

By:
Name:
Title:
Date:

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyers Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

The Buyer owned $                     in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The Buyer is part of a Family of Investment Companies which owned in the aggregate $                         in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer:

By:
Name:
Title:

IF AN ADVISER:

Print Name of Buyer:
Date:

EXHIBIT K

Form of Residual Certificates Transfer Affidavit

AFFIDAVIT OF TRANSFER OF RESIDUAL CERTIFICATES

PURSUANT TO SECTION 5.02(d)

SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Certificates Series 2006-FRE1

STATE OF _____________)

                                                )ss.:

COUNTY OF ___________)

The undersigned, being first duly sworn, deposes and says as follows:

1. The undersigned is an officer of [________________], the proposed Transferee of an Ownership Interest in a Residual Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement dated as of March 24, 2006 (the “Agreement”), among SG Mortgage Securities, LLC, as depositor (the “Depositor”), Wells Fargo Bank, N.A., as custodian, securities administrator and master servicer (in such capacities, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”) and HSBC Bank USA, National Association, as trustee (the “Trustee”). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor and the Trustee.

2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4. The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit L to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8. The Transferee’s taxpayer identification number is                                     .

9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

10. The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

12. Check one of the following:

[_] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

(i) the present value of any consideration given to the Transferee to acquire such Certificate;

(ii) the present value of the expected future distributions on such Certificate; and

(iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

[_] The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

(i) the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

(ii) at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii) the Transferee will transfer the Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

(iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

[_] None of the above.

13. The Transferee is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1974, as amended (the “Code”) (a “Plan”), or any person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets”, within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this      day of ___________, 20__.

[                                                     ]

By:
Name:
Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ____ day of __________, 20___.

NOTARY PUBLIC

My Commission expires the __ day of                     , 20

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named __________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ____ day of __________,     .

NOTARY PUBLIC

My Commission expires the __ day of _________, 20__

EXHIBIT L

Form of Transferor Certificate

[DATE]

SG Mortgage Securities, LLC

1221 Avenue of the Americas

New York, New York 10020

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Re:	SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Securities, Series 2006-FRE1

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of a Class [__] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of a Class [___] Certificate is to impede the assessment or collection of tax.

Very truly yours,

TRANSFEROR

By:
Name:
Title:

EXHIBIT M

[Reserved]

EXHIBIT N

Form of ERISA Representation Letter

                            , 2006

SG Mortgage Securities, LLC

1221 Avenue of the Americas

New York, New York 10020

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Re:	SG Mortgage Securities Trust 2006-FRE1, Asset-Backed Securities, Series 2006-FRE1

Ladies and Gentlemen:

_________________________ (the “Purchaser”) intends to purchase from ___________________________ (the “Seller”) $_____________ Initial Certificate Principal Balance of Asset-Backed Certificates, Series 2006-FRE1, Class __ (the “Certificates”), issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of March 24, 2006 among SG Mortgage Securities, LLC as depositor (the “Depositor”), Wells Fargo Bank, N.A. as custodian, master servicer and securities administrator (in such capacities, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”), and HSBC Bank USA, National Association as trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, Servicer, the Master Servicer and the Trustee that the Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using “plan assets”, within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101, of any Plan (a “Plan Investor”) to effect such acquisition.

In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, Servicer, the Master Servicer and the Trustee that the Purchaser will not transfer such Certificates to any transferee unless such transferee meets the requirements set forth above.

Very truly yours,

(Purchaser)

By:

Name:

Title:

EXHIBIT O-1

FORM OF TRANSFER CERTIFICATE FOR

TRANSFER FROM RESTRICTED GLOBAL SECURITY

TO REGULATION S GLOBAL SECURITY

Re:	SG Mortgage Securities Trust 2006-FRE1
Asset-Backed Certificates, Series 2006-FRE1

Reference is hereby made to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as Servicer, as Custodian, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, dated as of March 24, 2006. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to U.S. $__________ aggregate principal amount of Restricted Securities which are held in the form of a Restricted Global Security with DTC in the name of [name of transferor] ________________________________ (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Restricted Securities and in accordance with Rule 904 of Regulation S, and that:

a.	the offer of the Restricted Securities was not made to a person in the United States;

b.	at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;

c.	no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.	the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

e.	the transferee is not a U.S. person (as defined in Regulation S).

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

[Name of Transferor]

By:
Name:
Title:

Date:                             ,         ]

EXHIBIT O-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM REGULATION S GLOBAL SECURITY TO

RESTRICTED GLOBAL SECURITY

SG Mortgage Securities Trust 2006-FRE1

Asset-Backed Certificates, Series 2006-FRE1

Reference is hereby made to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as Servicer, as Custodian, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, dated as of March 24, 2006. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to U.S. $                     aggregate principal amount of Restricted Securities which are held in the form of a Regulations S Global Security in the name of [name of transferor] _______________________ (the “Transferor”) to effect the transfer of the Restricted Securities in exchange for an equivalent beneficial interest in a Restricted Global Security.

In connection with such request, and in respect of such Restricted Securities, the Transferor does hereby certify that such Restricted Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Restricted Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Restricted Securities for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee and any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

[Name of Transferor]

By:
Name:
Title:

Date:                             ,         ]

EXHIBIT P

Relevant Servicing Criteria

EXHIBIT P

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the parties set forth below shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria for: Master Servicer, Securities Administrator and Custodian	Applicable Servicing Criteria for Servicer
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

Servicing Criteria		Applicable Servicing Criteria for: Master Servicer, Securities Administrator and Custodian	Applicable Servicing Criteria for Servicer
Reference	Criteria

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X

Servicing Criteria		Applicable Servicing Criteria for: Master Servicer, Securities Administrator and Custodian	Applicable Servicing Criteria for Servicer
Reference	Criteria

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X	X

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.		X

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.		X

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.		X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.		X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.		X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).		X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.		X

Servicing Criteria		Applicable Servicing Criteria for: Master Servicer, Securities Administrator and Custodian	Applicable Servicing Criteria for Servicer
Reference	Criteria

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.		X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.		X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.		X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.		X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

EXHIBIT Q-1

Form of Delinquency Report

Column/Header Name	Description	Decimal	Format Comment

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower’s next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current “as is” value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker’s price opinion or appraisal.	2

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Annex 1 to

DELINQUENCY REPORT (STANDARD FILE CODES)

A. The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption

•	BAP- Borrower Assistance Program

•	CO- Charge Off

•	DIL- Deed-in-Lieu

•	FFA- Formal Forbearance Agreement

•	MOD- Loan Modification

•	PRE- Pre-Sale

•	SS- Short Sale

•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor

•	Tenant

•	Unknown

•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged

•	Excellent

•	Fair

•	Gone

•	Good

•	Poor

•	Special Hazard

•	Unknown

B. The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

C. The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT Q-2

Form of Remittance Advice

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20

LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10

BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30

SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11

NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6

NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_RATE	The servicer’s fee rate for a loan as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_AMT	The servicer’s fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6

ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6

ACTL_BEG_PRIN_BAL	The borrower’s actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11

ACTL_END_PRIN_BAL	The borrower’s actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11

BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower’s next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10

SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

PIF_AMT	The loan “paid in full” amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10

ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2

Column Name	Description	Decimal	Format Comment	Max Size
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11

LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11

SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11

SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11

SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10

MOD_TYPE	The Modification Type.		Varchar—value can be alpha or numeric	30

DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT Q-3

FORM OF REALIZED LOSS REPORT

A. Instructions

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

1.	[ ]

2.	The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

* For taxes and insurance advances – see page 2 of 332 form—breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses - copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

3.	Credits:

14-21. Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov’t guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Form of Realized Loss Report

B. Form of Report

Prepared by: _____________                         Date: _______________

Phone: ________________________    Email Address:___________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No. _____________________________

Borrower’s Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale            3rd Party Sale                Short Sale    Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown      Yes             No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$(1)
(2)	Interest accrued at Net Rate	(2)
(3)	Accrued Servicing Fees	(3)
(4)	Attorney’s Fees	(4)
(5)	Taxes (see page 2)	(5)
(6)	Property Maintenance	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	(7)
(8)	Utility Expenses	(8)
(9)	Appraisal/BPO	(9)
(10)	Property Inspections	(10)
(11)	FC Costs/Other Legal Expenses	(11)
(12)	Other (itemize)	(12)
	Cash for Keys	(12)
	HOA/Condo Fees	(12)
		(12)
	Total Expenses	$(13)

Credits:

(14)	Escrow Balance	$(14)
(15)	HIP Refund	(15)
(16)	Rental Receipts	(16)
(17)	Hazard Loss Proceeds	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	(18a )
	HUD Part A	(18b )
	HUD Part B
(19)	Pool Insurance Proceeds	(19)
(20)	Proceeds from Sale of Acquired Property	(20)
(21)	Other (itemize)	(21)
		(21)

	Total Credits	$(22)
	Total Realized Loss (or Amount of Gain)	$(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT R

Additional Form 10-D Disclosure

ADDITIONAL FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information

Information included in the [Monthly Statement]	Master Servicer Servicer Securities Administrator

Any information required by 1121 which is NOT included on the [Monthly Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

• Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor

• Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor

• Depositor	Depositor

• Trustee	Trustee

• Securities Administrator	Securities Administrator

• Master Servicer	Master Servicer

• Custodian	Custodian

• 1110(b) Originator	Depositor

• Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer

• Any other party contemplated by 1100(d)(1)	Depositor

Item 3: Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

Depositor

ADDITIONAL FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible

Item 4: Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Securities Administrator Trustee

Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee

Item 6: Significant Obligors of Pool Assets Item 1112(b) –Significant Obligor Financial Information*	Depositor

* This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*

• Determining applicable disclosure threshold	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

Item 1115(b) – Derivative Counterparty Financial Information*

• Determining current maximum probable exposure	Depositor

• Determining current significance percentage	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

* This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item

Item 9: Exhibits

Monthly Statement to Certificateholders	Securities Administrator

Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT S

Form 8-K Disclosure Information

FORM 8-K DISCLOSURE INFORMATION

Item on Form 8-K	Party Responsible

Item 1.01 - Entry into a Material Definitive

Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties

Item 1.02- Termination of a Material

Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties

Item 1.03 - Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor

• Sponsor (Seller)	Depositor/Sponsor (Seller)

• Depositor	Depositor

• Master Servicer	Master Servicer

• Affiliated Servicer	Servicer

• Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer

• Other material servicers	Servicer

• Trustee	Trustee

• Securities Administrator	Securities Administrator

• Significant Obligor	Depositor

• Credit Enhancer (10% or more)	Depositor

FORM 8-K DISCLOSURE INFORMATION

Item on Form 8-K	Party Responsible
• Derivative Counterparty	Depositor

• Custodian	Custodian

Item 2.04- Triggering Events that

Accelerate or Increase a Direct Financial

Obligation or an Obligation under an

Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Securities Administrator

Item 3.03- Material Modification to Rights

of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Securities Administrator Trustee Depositor

Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor

Item 6.01 - ABS Informational and Computational Material	Depositor

Item 6.02 - Change of Servicer or

Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Securities Administrator/Depositor/ Servicer/Trustee

Reg AB disclosure about any new servicer or master servicer is also required.	Servicer/Master Servicer/Depositor

Reg AB disclosure about any new Trustee is also required.	Trustee

FORM 8-K DISCLOSURE INFORMATION

Item on Form 8-K	Party Responsible

Item 6.03- Change in Credit Enhancement or

External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

Depositor/Securities Administrator/Trustee

Reg AB disclosure about any new enhancement provider is also required.	Depositor

Item 6.04- Failure to Make a Required Distribution	Securities Administrator Trustee

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor

If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor

Item 7.01- Reg FD Disclosure	All parties

Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor

Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT T

ADDITIONAL DISCLOSURE NOTIFICATION

**SEND TO WELLS FARGO VIA FAX TO 410-715-2380 AND VIA EMAIL TO cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW. SEND TO THE DEPOSITOR AT THE ADDRESS BELOW**

Wells Fargo Bank, N.A. as Securities Administrator

Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380

E-mail: cts.sec.notifications@wellsfargo.com

SG Mortgage Securities, LLC

1221 Avenue of the Americas

New York, New York 10020

Attn: Corporate Trust Services- SG Mortgage Securities Trust, 2006 FRE1-SEC REPORT PROCESSING

RE:	**Additional Form [ ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 5.09(a)(ii) of the Pooling and Servicing Agreement, dated as of March 24, 2006, among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as custodian, master servicer, servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. The Undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

[NAME OF PARTY]
as [role]

By:
Name:
Title:

EXHIBIT U

Additional Form 10-K Disclosure

ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor

Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K

Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor

Reg AB Item 1112(b): Significant Obligors of Pool Assets

Significant Obligor Financial Information*	Depositor

*This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.

Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information

• Determining applicable disclosure threshold	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

* This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.

Reg AB Item 1115(b): Derivative Counterparty Financial Information

• Determining current maximum probable exposure	Depositor

• Determining current significance percentage	Depositor

• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor

* This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.

ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

• Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor

• Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor

• Depositor	Depositor

• Trustee	Trustee

• Securities Administrator	Securities Administrator

• Master Servicer	Master Servicer

• Custodian	Custodian

• 1110(b) Originator	Depositor

• Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer

• Any other party contemplated by 1100(d)(1)	Depositor

Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:	Depositor as to (a) Sponsor/Seller as to (a)

• Master Servicer	Master Servicer

• Securities Administrator	Securities Administrator

• Trustee	Trustee

• Any other 1108(a)(3) servicer	Servicer

• Any 1110 Originator	Depositor/Sponsor

• Any 1112(b) Significant Obligor	Depositor/Sponsor

• Any 1114 Credit Enhancement Provider	Depositor/Sponsor

• Any 1115 Derivate Counterparty Provider	Depositor/Sponsor

• Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:	Depositor as to (a) Sponsor/Seller as to (a)

• Master Servicer	Master Servicer

• Securities Administrator	Securities Administrator

ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible
• Trustee	Depositor/Sponsor

• Any other 1108(a)(3) servicer	Servicer

• Any 1110 Originator	Depositor/Sponsor

• Any 1112(b) Significant Obligor	Depositor/Sponsor

• Any 1114 Credit Enhancement Provider	Depositor/Sponsor

• Any 1115 Derivate Counterparty Provider	Depositor/Sponsor

• Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:	Depositor as to (a) Sponsor/Seller as to (a)

• Master Servicer	Master Servicer

• Securities Administrator	Securities Administrator

• Trustee	Depositor/Sponsor

• Any other 1108(a)(3) servicer	Servicer

• Any 1110 Originator	Depositor/Sponsor

• Any 1112(b) Significant Obligor	Depositor/Sponsor

• Any 1114 Credit Enhancement Provider	Depositor/Sponsor

• Any 1115 Derivate Counterparty Provider	Depositor/Sponsor

• Any other 1101(d)(1) material party	Depositor/Sponsor

Reg AB Item 1122: Compliance with applicable Servicer Criteria

• See Exhibit P	Servicer, Master Servicer, Securities Administrator, Custodian

Reg AB Item 1123: Servicer Compliance Statement

• annual compliance statement	Servicer, Master Servicer, Securities Administrator

EXHIBIT V

FORM OF BACK-UP CERTIFICATION

Re:	Pooling and Servicing Agreement, dated as of March 24, 2006, among SG Mortgage Securities, LLC, as Depositor, Wells Fargo Bank, N.A., as custodian, master servicer, servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the Master Servicer [,Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[  ] that were delivered by the Company to the Master Servicer pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Master Servicer;

(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement2, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to [Wells Fargo]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:

[2]	need to define agreement